Document and Entity Information (USD $) In Billions, except Share data	12 Months Ended
	Dec. 31, 2010	Jan. 31, 2011	Jun. 30, 2010
Document Type	10-K
Amendment Flag	false
Document Period End Date	Dec 31, 2010
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Trading Symbol	MO
Entity Registrant Name	ALTRIA GROUP, INC.
Entity Central Index Key	0000764180
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding		2,091,985,586
Entity Public Float			$ 42

Consolidated Statements of Earnings (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Earnings
Net revenues	$ 24,363	$ 23,556	$ 19,356
Cost of sales	7,704	7,990	8,270
Excise taxes on products	7,471	6,732	3,399
Gross profit	9,188	8,834	7,687
Marketing, administration and research costs	2,735	2,843	2,753
Reduction of Kraft and PMI tax-related receivables	169	88
Asset impairment and exit costs	36	421	449
(Gain) loss on sale of corporate headquarters building			(404)
Amortization of intangibles	20	20	7
Operating income	6,228	5,462	4,882
Interest and other debt expense, net	1,133	1,185	167
Loss on early extinguishment of debt			393
Earnings from equity investment in SABMiller	(628)	(600)	(467)
Earnings from continuing operations before income taxes	5,723	4,877	4,789
Provision for income taxes	1,816	1,669	1,699
Earnings from continuing operations	3,907	3,208	3,090
Earnings from discontinued operations, net of income taxes			1,901
Net earnings	3,907	3,208	4,991
Net earnings attributable to noncontrolling interests	(2)	(2)	(61)
Net earnings attributable to Altria Group, Inc.	3,905	3,206	4,930
Amounts attributable to Altria Group, Inc. stockholders:
Earnings from continuing operations	3,905	3,206	3,090
Earnings from discontinued operations			1,840
Net earnings attributable to Altria Group, Inc.	$ 3,905	$ 3,206	$ 4,930
Basic earnings per share:
Continuing operations	$ 1.87	$ 1.55	$ 1.49
Discontinued operations			$ 0.88
Net earnings attributable to Altria Group, Inc.	$ 1.87	$ 1.55	$ 2.37
Diluted earnings per share:
Continuing operations	$ 1.87	$ 1.54	$ 1.48
Discontinued operations			$ 0.88
Net earnings attributable to Altria Group, Inc.	$ 1.87	$ 1.54	$ 2.36

Consolidated Balance Sheets (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Consumer products
Cash and cash equivalents	$ 2,314	$ 1,871
Receivables (less allowance of $3 in 2009)	85	96
Inventories:
Leaf tobacco	960	993
Other raw materials	160	157
Work in process	299	293
Finished product	384	367
Inventory, net	1,803	1,810
Deferred income taxes	1,165	1,336
Other current assets	614	660
Total current assets	5,981	5,773
Property, plant and equipment, at cost:
Land and land improvements	291	366
Buildings and building equipment	1,292	1,909
Machinery and equipment	3,473	3,649
Construction in progress	94	220
Property, plant and equipment, at cost	5,150	6,144
Less accumulated depreciation	2,770	3,460
Property, plant and equipment, net	2,380	2,684
Goodwill	5,174	5,174
Other intangible assets, net	12,118	12,138
Investment in SABMiller	5,367	4,980
Other assets	1,851	1,097
Total consumer products assets	32,871	31,846
Financial services
Finance assets, net	4,502	4,803
Other assets	29	28
Total financial services assets	4,531	4,831
Total Assets	37,402	36,677
Consumer products
Current portion of long-term debt		775
Accounts payable	529	494
Accrued liabilities:
Marketing	447	467
Taxes, except income taxes	231	318
Employment costs	232	239
Settlement charges	3,535	3,635
Other	1,069	1,354
Dividends payable	797	710
Total current liabilities	6,840	7,992
Long-term debt	12,194	11,185
Deferred income taxes	4,618	4,383
Accrued pension costs	1,191	1,157
Accrued postretirement health care costs	2,402	2,326
Other liabilities	949	1,248
Total consumer products liabilities	28,194	28,291
Financial services
Deferred income taxes	3,880	4,180
Other liabilities	101	102
Total financial services liabilities	3,981	4,282
Total liabilities	32,175	32,573
Contingencies (Note 21)
Redeemable noncontrolling interest	32	32
Stockholders' Equity
Common stock, par value $0.33 1/3 per share (2,805,961,317 shares issued)	935	935
Additional paid-in capital	5,751	5,997
Earnings reinvested in the business	23,459	22,599
Accumulated other comprehensive losses	(1,484)	(1,561)
Cost of repurchased stock (717,221,651 shares in 2010 and 729,932,673 shares in 2009)	(23,469)	(23,901)
Total stockholders' equity attributable to Altria Group, Inc.	5,192	4,069
Noncontrolling interests	3	3
Total stockholders equity	5,195	4,072
Total Liabilities and Stockholders' Equity	$ 37,402	$ 36,677

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data	Dec. 31, 2010	Dec. 31, 2009
Consolidated Balance Sheets
Receivables, allowance		$ 3
Common stock, par value	$ 0.3333	$ 0.3333
Common stock, shares issued	2,805,961,317	2,805,961,317
Shares of stock repurchased	717,221,651	729,932,673

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash Provided by (Used in) Operating Activities
Earnings from continuing operations - Consumer products	$ 3,819	$ 3,054	$ 3,065
- Financial services	88	154	25
Earnings from discontinued operations, net of income taxes			1,901
Net earnings	3,907	3,208	4,991
Impact of earnings from discontinued operations, net of income taxes			(1,901)
Consumer products
Depreciation and amortization	276	291	215
Deferred income tax provision	124	43	(138)
Earnings from equity investment in SABMiller	(628)	(600)	(467)
Dividends from SABMiller	303	254	249
Asset impairment and exit costs, net of cash paid	(188)	(22)	197
IRS payment related to LILO and SILO transactions	(945)
(Gain) loss on sale of corporate headquarters building			(404)
Loss on early extinguishment of debt			393
Cash effects of changes, net of the effects from acquired and divested companies:
Receivables, net	15	(7)	(84)
Inventories	7	51	185
Accounts payable	48	(25)	(162)
Income taxes	(53)	130	(201)
Accrued liabilities and other current assets	(221)	218	(27)
Accrued settlement charges	(100)	(346)	5
Pension plan contributions	(30)	(37)	(45)
Pension provisions and postretirement, net	185	193	192
Other	96	232	139
Financial services
Allowance for losses		15	100
Other	(29)	(155)	(22)
Net cash provided by operating activities, continuing operations	2,767	3,443	3,215
Net cash provided by operating activities, discontinued operations			1,666
Net cash provided by operating activities	2,767	3,443	4,881
Consumer products
Capital expenditures	(168)	(273)	(241)
Acquisition of UST, net of acquired cash		(10,244)
Proceeds from sale of corporate headquarters building			525
Other	115	(31)	110
Financial services
Investments in finance assets		(9)	(1)
Proceeds from finance assets	312	793	403
Net cash provided by (used in) investing activities, continuing operations	259	(9,764)	796
Net cash used in investing activities, discontinued operations			(317)
Net cash provided by (used in) investing activities	259	(9,764)	479
Consumer products
Net repayment of short-term borrowings		(205)
Long-term debt issued	1,007	4,221	6,738
Long-term debt repaid	(775)	(375)	(4,057)
Financial services
Long-term debt repaid		(500)
Repurchase of common stock			(1,166)
Dividends paid on common stock	(2,958)	(2,693)	(4,428)
Issuance of common stock	104	89	89
PMI dividends paid to Altria Group, Inc.			3,019
Financing fees and debt issuance costs	(6)	(177)	(93)
Tender and consent fees related to the early extinguishment of debt			(371)
Changes in amounts due to/from PMI			(664)
Other	45	(84)	(4)
Net cash (used in) provided by financing activities, continuing operations	(2,583)	276	(937)
Net cash used in financing activities, discontinued operations			(1,648)
Net cash (used in) provided by financing activities	(2,583)	276	(2,585)
Effect of exchange rate changes on cash and cash equivalents:
Discontinued operations			(126)
Cash and cash equivalents, continuing operations:
Increase (decrease)	443	(6,045)	3,074
Balance at beginning of year	1,871	7,916	4,842
Balance at end of year	2,314	1,871	7,916
Cash paid, continuing operations: Interest - Consumer products	1,084	904	208
- Financial services		38	38
Income taxes	1,884	1,606	1,837
Consumer Products [Member]
Consumer products
Deferred income tax provision	408	499	121
Financial Services [Member]
Financial services
Deferred income tax benefit	$ (284)	$ (456)	$ (259)

Consolidated Statements of Stockholders' Equity (USD $) In Millions	Common Stock [Member]	Additional Paid-in Capital [Member]	Earnings Reinvested in the Business [Member]		Accumulated Other Comprehensive Earnings (Losses) [Member]	Cost of Repurchased Stock [Member]	Comprehensive Earnings [Member]		Non-controlling Interests [Member]		Total
Balances, at Dec. 31, 2007	$ 935	$ 6,884	$ 34,426		$ 111	$ (23,454)			$ 418		$ 19,320
Comprehensive earnings:
Net earnings			4,930				4,930		61		4,991
Other comprehensive earnings (losses), net of income taxes:
Currency translation adjustments					233		233		7		240
Change in net loss and prior service cost					(1,385)		(1,385)				(1,385)
Change in fair value of derivatives accounted for as hedges					(177)		(177)				(177)
Ownership share of SABMiller other comprehensive earnings (losses)					(308)		(308)				(308)
Total other comprehensive (losses) earnings							(1,637)		7		(1,630)
Total comprehensive earnings							3,293		68		3,361
Exercise of stock options and other stock award activity		(534)				213					(321)
Cash dividends declared			(3,505)								(3,505)
Stock repurchased						(1,166)					(1,166)
Payments/other related to noncontrolling interests									(130)		(130)
Spin-off of PMI			(13,720)		(655)				(356)		(14,731)
Balances, at Dec. 31, 2008	935	6,350	22,131		(2,181)	(24,407)					2,828
Comprehensive earnings:
Net earnings			3,206	[1]			3,206	[1]	1	[1]	3,207	[1]
Other comprehensive earnings (losses), net of income taxes:
Currency translation adjustments					3		3				3
Change in net loss and prior service cost					375		375				375
Ownership share of SABMiller other comprehensive earnings (losses)					242		242				242
Total other comprehensive (losses) earnings							620				620
Total comprehensive earnings							3,826		1		3,827
Exercise of stock options and other stock award activity		(353)				506					153
Cash dividends declared			(2,738)								(2,738)
Other									2		2
Balances, at Dec. 31, 2009	935	5,997	22,599		(1,561)	(23,901)			3		4,072
Comprehensive earnings:
Net earnings			3,905	[1]			3,905	[1]	1	[1]	3,906	[1]
Other comprehensive earnings (losses), net of income taxes:
Currency translation adjustments					1		1				1
Change in net loss and prior service cost					35		35				35
Ownership share of SABMiller other comprehensive earnings (losses)					41		41				41
Total other comprehensive (losses) earnings							77				77
Total comprehensive earnings							3,982		1		3,983
Exercise of stock options and other stock award activity		(246)				432					186
Cash dividends declared			(3,045)								(3,045)
Other									(1)		(1)
Balances, at Dec. 31, 2010	$ 935	$ 5,751	$ 23,459		$ (1,484)	$ (23,469)			$ 3		$ 5,195

[1]	Net earnings attributable to noncontrolling interests for the years ended December 31, 2010 and 2009 exclude $1 million due to the redeemable noncontrolling interest related to Stag’s Leap Wine Cellars, which is reported in the mezzanine equity section in the consolidated balance sheets at December 31, 2010 and 2009, respectively. See Note 21.

Consolidated Statements of Stockholders' Equity (Parenthetical) (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Common Stock, Dividends, Per Share, Cash Paid	$ 1.46	$ 1.32	$ 1.68
Redeemable noncontrolling interests related to Stag's Leap Wine Cellars	$ 1	$ 1

Background and Basis of Presentation	12 Months Ended
Dec. 31, 2010
Background and Basis of Presentation

Note 1.

Background and Basis of Presentation:

■      Background: At December 31, 2010, Altria Group, Inc.'s wholly-owned subsidiaries included Philip Morris USA Inc. ("PM USA"), which is engaged in the manufacture and sale of cigarettes and certain smokeless products in the United States; UST LLC ("UST"), which through its subsidiaries is engaged in the manufacture and sale of smokeless products and wine; and John Middleton Co. ("Middleton"), which is engaged in the manufacture and sale of machine-made large cigars and pipe tobacco. Philip Morris Capital Corporation ("PMCC"), another wholly-owned subsidiary of Altria Group, Inc., maintains a portfolio of leveraged and direct finance leases. In addition, Altria Group, Inc. held a 27.1% economic and voting interest in SABMiller plc ("SABMiller") at December 31, 2010. Altria Group, Inc.'s access to the operating cash flows of its wholly-owned subsidiaries consists of cash received from the payment of dividends and distributions, and the payment of interest on intercompany loans by its subsidiaries. In addition, Altria Group, Inc. receives cash dividends on its interest in SABMiller, if and when SABMiller pays cash dividends on their stock.

UST Acquisition: As discussed in Note 3. UST Acquisition, on January 6, 2009, Altria Group, Inc. acquired all of the outstanding common stock of UST, whose direct and indirect wholly-owned subsidiaries include U.S. Smokeless Tobacco Company LLC ("USSTC") and Ste. Michelle Wine Estates Ltd. ("Ste. Michelle"). As a result of the acquisition, UST has become an indirect wholly-owned subsidiary of Altria Group, Inc.

PMI Spin-Off: On March 28, 2008 (the "PMI Distribution Date"), Altria Group, Inc. distributed all of its interest in Philip Morris International Inc. ("PMI") to Altria Group, Inc. stockholders of record as of the close of business on March 19, 2008 (the "PMI Record Date"), in a tax-free distribution. Altria Group, Inc. distributed one share of PMI common stock for every share of Altria Group, Inc. common stock outstanding as of the PMI Record Date. Following the PMI Distribution Date, Altria Group, Inc. does not own any shares of PMI stock. Altria Group, Inc. has reflected the results of PMI prior to the PMI Distribution Date as discontinued operations on the consolidated statement of earnings and the consolidated statement of cash flows for the year ended December 31, 2008. The distribution resulted in a net decrease to Altria Group, Inc.'s total stockholders' equity of  $14.7 billion on the PMI Distribution Date.

Holders of Altria Group, Inc. stock options were treated similarly to public stockholders and, accordingly, had their stock awards split into two instruments. Holders of Altria Group, Inc. stock options received the following stock options, which, immediately after the spin-off, had an aggregate intrinsic value equal to the intrinsic value of the pre-spin Altria Group, Inc. options:

■   a new PMI option to acquire the same number of shares of PMI common stock as the number of Altria Group, Inc. options held by such person on the PMI Distribution Date; and

■   an adjusted Altria Group, Inc. option for the same number of shares of Altria Group, Inc. common stock with a reduced exercise price.

As set forth in the Employee Matters Agreement between Altria Group, Inc. and PMI (the "PMI Employee Matters Agreement"), the exercise price of each option was developed to reflect the relative market values of PMI and Altria Group, Inc. shares, by allocating the share price of Altria Group, Inc. common stock before the spin-off ( $73.83) to PMI shares ( $51.44) and Altria Group, Inc. shares ( $22.39) and then multiplying each of these allocated values by the Option Conversion Ratio as defined in the PMI Employee Matters Agreement. The Option Conversion Ratio was equal to the exercise price of the Altria Group, Inc. option, prior to any adjustment for the spin-off, divided by the share price of Altria Group, Inc. common stock before the spin-off ( $73.83).

Holders of Altria Group, Inc. restricted stock or deferred stock awarded prior to January 30, 2008, retained their existing awards and received the same number of shares of restricted or deferred stock of PMI. The restricted stock and deferred stock will not vest until the completion of the original restriction period (typically, three years from the date of the original grant). Recipients of Altria Group, Inc. deferred stock awarded on January 30, 2008, who were employed by Altria Group, Inc. after the PMI Distribution Date, received additional shares of deferred stock of Altria Group, Inc. to preserve the intrinsic value of the award. Recipients of Altria Group, Inc. deferred stock awarded on January 30, 2008, who were employed by PMI after the PMI Distribution Date, received substitute shares of deferred stock of PMI to preserve the intrinsic value of the award.

To the extent that employees of Altria Group, Inc. after the PMI Distribution Date received PMI stock options, Altria Group, Inc. reimbursed PMI in cash for the Black-Scholes fair value of the stock options received. To the extent that PMI employees held Altria Group, Inc. stock options, PMI reimbursed Altria Group, Inc. in cash for the Black-Scholes fair value of the stock options. To the extent that employees of Altria Group, Inc. received PMI deferred stock, Altria Group, Inc. paid to PMI the fair value of the PMI deferred stock less the value of projected forfeitures. To the extent that PMI employees held Altria Group, Inc. restricted stock or deferred stock, PMI reimbursed Altria Group, Inc. in cash for the fair value of the restricted or deferred stock less the value of projected forfeitures and any amounts previously charged to PMI for the restricted or deferred stock. Based upon the number of Altria Group, Inc. stock awards outstanding at the PMI Distribution Date, the net amount of these reimbursements resulted in a payment of  $449 million from Altria Group, Inc. to PMI. The reimbursement to PMI is reflected as a decrease to the additional paid-in capital of Altria Group, Inc. on the December 31, 2008 consolidated balance sheet.

In connection with the spin-off, PMI paid to Altria Group, Inc.  $4.0 billion in special dividends in addition to its normal dividends to Altria Group, Inc. PMI paid  $3.1 billion of these special dividends in 2007 and paid the additional  $900 million in the first quarter of 2008.

Prior to the PMI spin-off, PMI was included in the Altria Group, Inc. consolidated federal income tax return, and PMI's federal income tax contingencies were recorded as liabilities on the balance sheet of Altria Group, Inc. Altria Group, Inc. reimbursed PMI in cash for these liabilities. See Note 16. Income Taxes for a discussion of the Tax Sharing Agreement between Altria Group, Inc. and PMI that is currently in effect.

Prior to the PMI spin-off, certain employees of PMI participated in the U.S. benefit plans offered by Altria Group, Inc. The benefits previously provided by Altria Group, Inc. are now provided by PMI. As a result, new plans were established by PMI, and the related plan assets (to the extent that the benefit plans were previously funded) and liabilities were transferred to the PMI plans. Altria Group, Inc. paid PMI in cash for these transfers.

A subsidiary of Altria Group, Inc. previously provided PMI with certain corporate services at cost plus a management fee. After the PMI Distribution Date, PMI independently undertook most of these activities. All remaining limited services provided to PMI ceased in 2008. The settlement of the intercompany accounts as of the PMI Distribution Date (including amounts related to stock awards, tax contingencies and benefit plans discussed above) resulted in a net payment from Altria Group, Inc. to PMI of  $332 million. In March 2008, Altria Group, Inc. made an estimated payment of  $427 million to PMI, thereby resulting in PMI reimbursing  $95 million to Altria Group, Inc. in the second quarter of 2008.

Dividends and Share Repurchases: Following the PMI spin-off, Altria Group, Inc. lowered its dividend so that holders of both Altria Group, Inc. and PMI shares would receive initially, in the aggregate, the same dividends paid by Altria Group, Inc. prior to the PMI spin-off.

On February 24, 2010, Altria Group, Inc.'s Board of Directors approved a 2.9% increase in the quarterly dividend to  $0.35 per common share from  $0.34 per common share. On August 27, 2010, Altria Group, Inc.'s Board of Directors approved an additional 8.6% increase in the quarterly dividend to  $0.38 per common share, resulting in an aggregate quarterly dividend rate increase of 11.8% since the beginning of 2010. The current annualized dividend rate is  $1.52 per Altria Group, Inc. common share. Future dividend payments remain subject to the discretion of Altria Group, Inc.'s Board of Directors.

In January 2011, Altria Group, Inc.'s Board of Directors authorized a new  $1.0 billion one-year share repurchase program. Share repurchases under this program depend upon marketplace conditions and other factors. The share repurchase program remains subject to the discretion of Altria Group, Inc.'s Board of Directors.

During the second quarter of 2008, Altria Group, Inc. repurchased 53.5 million shares of its common stock at an aggregate cost of approximately  $1.2 billion, or an average price of  $21.81 per share pursuant to its  $4.0 billion (2008 to 2010) share repurchase program. No shares were repurchased during 2010 or 2009 under this share repurchase program, which was suspended in September 2009. The new share repurchase program replaces the suspended program.

■      Basis of presentation: The consolidated financial statements include Altria Group, Inc., as well as its wholly-owned and majority-owned subsidiaries. Investments in which Altria Group, Inc. exercises significant influence (20%-50% ownership interest) are accounted for under the equity method of accounting. All intercompany transactions and balances have been eliminated.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the dates of the financial statements and the reported amounts of net revenues and expenses during the reporting periods. Significant estimates and assumptions include, among other things, pension and benefit plan assumptions, lives and valuation assumptions for goodwill and other intangible assets, marketing programs, income taxes, and the allowance for loan losses and estimated residual values of finance leases. Actual results could differ from those estimates.

Balance sheet accounts are segregated by two broad types of business. Consumer products assets and liabilities are classified as either current or non-current, whereas financial services assets and liabilities are unclassified, in accordance with respective industry practices.

The 2009 reduction of a Kraft Foods Inc. ("Kraft") tax-related receivable has been reclassified to conform with the current year's presentation.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies

Note 2.

Summary of Significant Accounting Policies:

■      Cash and cash equivalents: Cash equivalents include demand deposits with banks and all highly liquid investments with original maturities of three months or less. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

■     Depreciation, amortization and intangible asset valuation: Property, plant and equipment are stated at historical cost and depreciated by the straight-line method over the estimated useful lives of the assets. Machinery and equipment are depreciated over periods up to 25 years, and buildings and building improvements over periods up to 50 years.

Definite-lived intangible assets are amortized over their estimated useful lives. Altria Group, Inc. conducts a required annual review of goodwill and indefinite-lived intangible assets for potential impairment, and more frequently if an event occurs or circumstances change that would require Altria Group, Inc. to perform an interim review. Goodwill impairment testing requires a comparison between the carrying value and fair value of each reporting unit. If the carrying value exceeds the fair value, goodwill is considered impaired. The amount of impairment loss is measured as the difference between the carrying value and implied fair value of goodwill, which is determined using discounted cash flows. Impairment testing for indefinite-lived intangible assets requires a comparison between the fair value and carrying value of the intangible asset. If the carrying value exceeds fair value, the intangible asset is considered impaired and is reduced to fair value. During 2010, 2009 and 2008, Altria Group, Inc. completed its annual review of goodwill and indefinite-lived intangible assets, and no impairment charges resulted from these reviews.

■     Environmental costs: Altria Group, Inc. is subject to laws and regulations relating to the protection of the environment. Altria Group, Inc. provides for expenses associated with environmental remediation obligations on an undiscounted basis when such amounts are probable and can be reasonably estimated. Such accruals are adjusted as new information develops or circumstances change.

Compliance with environmental laws and regulations, including the payment of any remediation and compliance costs or damages and the making of related expenditures, has not had, and is not expected to have, a material adverse effect on Altria Group, Inc.'s consolidated financial position, results of operations or cash flows (see Note 21. Contingencies — Environmental Regulation).

■     Fair Value Measurements: Altria Group, Inc. measures certain assets and liabilities at fair value. Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Altria Group, Inc. uses a fair value hierarchy, which gives the highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (level 1 measurements) and the lowest priority to unobservable inputs ( level 3 measurements). The three levels of inputs used to measure fair value are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The fair value of substantially all of Altria Group, Inc.'s pension assets is based on observable inputs, including readily available quoted market prices, which meet the definition of a Level 1 or Level 2 input. For the fair value disclosure of the pension plan assets, see Note 18. Benefit Plans.

Altria Group, Inc. assesses the fair value of any derivative financial instruments using internally developed models that use, as their basis, readily observable future amounts, such as cash flows, earnings, and the current market expectations of those future amounts. As discussed in Note 20. Financial Instruments, at December 31, 2010, Altria Group, Inc. had no derivative financial instruments remaining.

■      Finance leases: Income attributable to leveraged leases is initially recorded as unearned income and subsequently recognized as revenue over the terms of the respective leases at constant after-tax rates of return on the positive net investment balances. Investments in leveraged leases are stated net of related nonrecourse debt obligations.

Income attributable to direct finance leases is initially recorded as unearned income and subsequently recognized as revenue over the terms of the respective leases at constant pre-tax rates of return on the net investment balances.

Finance leases include unguaranteed residual values that represent PMCC's estimates at lease inception as to the fair values of assets under lease at the end of the non-cancelable lease terms. The estimated residual values are reviewed annually by PMCC's management, which includes analysis of a number of factors, including activity in the relevant industry. If necessary, revisions are recorded to reduce the residual values. Such reviews resulted in a decrease of  $11 million to PMCC's net revenues and results of operations in 2010. There were no adjustments in 2009 and 2008.

PMCC considers rents receivable past due when they are beyond the grace period of their contractual due date. PMCC ceases recording income ("non-accrual status") on rents receivable when contractual payments become 90 days past due or earlier if management believes there is significant uncertainty of collectability of rent payments, and resumes recording income when collectability of rent payments is reasonably certain. Payments received on rents receivable that are on non-accrual status are used to reduce the rents receivable balance. Write-offs to the allowance for losses are recorded when amounts are deemed to be uncollectible. There were no rents receivable on non-accrual status at December 31, 2010.

■     Foreign currency translation: Altria Group, Inc. translates the results of operations of its foreign subsidiaries using average exchange rates during each period, whereas balance sheet accounts are translated using exchange rates at the end of each period. Currency translation adjustments are recorded as a component of stockholders' equity. The accumulated currency translation adjustments related to PMI were recognized and recorded in connection with the PMI distribution. Transaction gains and losses are recorded in the consolidated statements of earnings and are not significant for any of the periods presented.

■     Guarantees: Altria Group, Inc. recognizes a liability for the fair value of the obligation of qualifying guarantee activities. See Note 21. Contingencies for a further discussion of guarantees.

■     Impairment of long-lived assets: Altria Group, Inc. reviews long-lived assets, including definite-lived intangible assets, for impairment whenever events or changes in business circumstances indicate that the carrying value of the assets may not be fully recoverable. Altria Group, Inc. performs undiscounted operating cash flow analyses to determine if an impairment exists. For purposes of recognition and measurement of an impairment for assets held for use, Altria Group, Inc. groups assets and liabilities at the lowest level for which cash flows are separately identifiable. If an impairment is determined to exist, any related impairment loss is calculated based on fair value. Impairment losses on assets to be disposed of, if any, are based on the estimated proceeds to be received, less costs of disposal.

■     Income taxes: Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Significant judgment is required in determining income tax provisions and in evaluating tax positions.

Altria Group, Inc. recognizes a benefit for uncertain tax positions when a tax position taken or expected to be taken in a tax return is more-likely-than-not to be sustained upon examination by taxing authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement.

Altria Group, Inc. recognizes accrued interest and penalties associated with uncertain tax positions as part of the provision for income taxes on its consolidated statements of earnings.

■     Inventories: Inventories are stated at the lower of cost or market. The last-in, first-out ("LIFO") method is used to cost substantially all tobacco inventories. The cost of the remaining inventories is determined using the first-in, first-out ("FIFO") and average cost methods. It is a generally recognized industry practice to classify leaf tobacco and wine inventories as current assets although part of such inventory, because of the duration of the curing and aging process, ordinarily would not be utilized within one year.

■     Marketing costs: The consumer products businesses promote their products with consumer engagement programs, consumer incentives and trade promotions. Such programs include, but are not limited to, discounts, coupons, rebates, in-store display incentives, event marketing and volume-based incentives. Consumer engagement programs are expensed as incurred. Consumer incentive and trade promotion activities are recorded as a reduction of revenues based on amounts estimated as being due to customers and consumers at the end of a period, based principally on historical utilization and redemption rates. For interim reporting purposes, consumer engagement programs and certain consumer incentive expenses are charged to operations as a percentage of sales, based on estimated sales and related expenses for the full year.

■     Revenue recognition: The consumer products businesses recognize revenues, net of sales incentives and sales returns, and including shipping and handling charges billed to customers, upon shipment or delivery of goods when title and risk of loss pass to customers. Payments received in advance of revenue recognition are deferred and recorded in other accrued liabilities until revenue is recognized. Altria Group, Inc.'s consumer products businesses also include excise taxes billed to customers in net revenues. Shipping and handling costs are classified as part of cost of sales.

■     Stock-based compensation: Altria Group, Inc. measures compensation cost for all stock-based awards at fair value on date of grant and recognizes compensation expense over the service periods for awards expected to vest. The fair value of restricted stock and deferred stock is determined based on the number of shares granted and the market value at date of grant. The fair value of stock options is determined using a modified Black-Scholes methodology.

UST Acquisition	12 Months Ended
Dec. 31, 2010
UST Acquisition

Note 3.

UST Acquisition:

On January 6, 2009, Altria Group, Inc. acquired all of the outstanding common stock of UST. The transaction was valued at approximately  $11.7 billion, which represented a purchase price of  $10.4 billion and approximately  $1.3 billion of UST debt, which together with acquisition-related costs and payments of approximately  $0.6 billion (consisting primarily of financing fees, the funding of UST's non-qualified pension plans, investment banking fees and the early retirement of UST's revolving credit facility), represented a total cash outlay of approximately  $11 billion.

In connection with the acquisition of UST, Altria Group, Inc. had in place at December 31, 2008, a 364-day term bridge loan facility ("Bridge Facility"). On January 6, 2009, Altria Group, Inc. borrowed the entire available amount of  $4.3 billion under the Bridge Facility, which was used along with available cash of  $6.7 billion, representing the net proceeds from the issuances of senior unsecured long-term notes in November and December 2008, to fund the acquisition of UST. As discussed in Note 11. Long-Term Debt, in February 2009, Altria Group, Inc. also issued  $4.2 billion of senior unsecured long-term notes. The net proceeds from the issuance of these notes, along with available cash, were used to prepay all of the outstanding borrowings under the Bridge Facility. Upon such prepayment, the Bridge Facility was terminated.

UST's financial position and results of operations have been consolidated with Altria Group, Inc. as of January 6, 2009. Pro forma results of Altria Group, Inc., for the year ended December 31, 2009, assuming the acquisition had occurred on January 1, 2009, would not be materially different from the actual results reported for the year ended December 31, 2009. The following unaudited supplemental pro forma data present consolidated information of Altria Group, Inc. as if the acquisition of UST had been consummated on January 1, 2008. The pro forma results are not necessarily indicative of what actually would have occurred if the acquisition and related borrowings had been consummated on January 1, 2008.

(in millions, except per share data)	Pro Forma Year Ended December 31, 2008
Net revenues	$21,339
Earnings from continuing operations	$2,677
Net earnings	$4,578
Net earnings attributable to Altria Group, Inc.	$4,515
Per share data:
Basic earnings per share:
Continuing operations	$1.29
Discontinued operations	0.88

Net earnings attributable to Altria Group, Inc.	$2.17

Diluted earnings per share:
Continuing operations	$1.28
Discontinued operations	0.88

Net earnings attributable to Altria Group, Inc.	$2.16

The pro forma amounts reflect the application of the following adjustments as if the acquisition had occurred on January 1, 2008:

■   additional depreciation and amortization expense that would have been charged assuming the fair value adjustments to property, plant and equipment, and intangible assets had been applied from January 1, 2008;

■   additional interest expense and financing fees that would have been incurred assuming all borrowing arrangements used to fund the acquisition had been in place as of January 1, 2008;

■   restructuring costs incurred to restructure and integrate UST operations;

■   transaction costs associated with the acquisition; and

■   increased cost of sales, reflecting the fair value adjustment of UST's subsidiaries' inventory sold during the year.

During the fourth quarter of 2009, the allocation of purchase price relating to the acquisition of UST was completed. The following amounts represent the fair value of identifiable assets acquired and liabilities assumed in the UST acquisition:

(in millions)
Cash and cash equivalents	$163
Inventories	796
Property, plant and equipment	688
Other intangible assets:
Indefinite-lived trademarks	9,059
Definite-lived (20-year life)	60
Short-term borrowings	(205)
Current portion of long-term debt	(240)
Long-term debt	(900)
Deferred income taxes	(3,535)
Other assets and liabilities, net	(540)
Noncontrolling interests	(36)

Total identifiable net assets	5,310
Total purchase price	10,407

Goodwill	$5,097

The excess of the purchase price paid by Altria Group, Inc. over the fair value of identifiable net assets acquired in the acquisition of UST primarily reflects the value of adding USSTC and its subsidiaries to Altria Group, Inc.'s family of tobacco operating companies (PM USA and Middleton), with leading brands in cigarettes, smokeless products and machine-made large cigars, and anticipated annual synergies of approximately  $300 million resulting primarily from reduced selling, general and administrative, and corporate expenses. None of the goodwill or other intangible assets will be deductible for tax purposes.

The assets acquired, liabilities assumed and noncontrolling interests of UST have been measured as of the acquisition date. In valuing trademarks, Altria Group, Inc. estimated the fair value using a discounted cash flow methodology. No material contingent liabilities were recognized as of the acquisition date because the acquisition date fair value of such contingencies cannot be determined, and the contingencies are not both probable and reasonably estimable. Additionally, costs incurred to effect the acquisition, as well as costs to restructure UST, are being recognized as expenses in the periods in which the costs are incurred. For the years ended December 31, 2010, 2009 and 2008, Altria Group, Inc. incurred pre-tax acquisition-related charges, as well as restructuring and integration costs, consisting of the following:

	For the Years Ended December 31,
(in millions)	2010	2009	2008
Asset impairment and exit costs	$6	$202	$—
Integration costs	18	49
Inventory adjustments	22	36
Financing fees		91	58
Transaction costs		60

Total	$46	$438	$58

Total acquisition-related charges, as well as restructuring and integration costs incurred since the September 8, 2008 announcement of the acquisition, were  $542 million as of December 31, 2010. Pre-tax charges and costs related to the acquisition of UST are substantially complete.

Divestiture	12 Months Ended
Dec. 31, 2010
Divestiture

Note 4.

Divestiture:

As discussed in Note 1. Background and Basis of Presentation, on March 28, 2008, Altria Group, Inc. distributed all of its interest in PMI to Altria Group, Inc. stockholders in a tax-free distribution.

Summarized financial information for the discontinued operations of PMI for the year ended December 31, 2008 was as follows:

(in millions)	2008
Net revenues	$15,376

Earnings before income taxes	$2,701
Provision for income taxes	(800)

Earnings from discontinued operations, net of income taxes	1,901
Net earnings attributable to noncontrolling interests	(61)

Earnings from discontinued operations	$1,840

Goodwill and Other Intangible Assets, net	12 Months Ended
Dec. 31, 2010
Goodwill and Other Intangible Assets, net

Note 5.

Goodwill and Other Intangible Assets, net:

Goodwill and other intangible assets, net, by segment were as follows:

	Goodwill		Other Intangible Assets, net
(in millions)	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009
Cigarettes	$—	$—	$261	$272
Smokeless products	5,023	5,023	8,843	8,845
Cigars	77	77	2,744	2,750
Wine	74	74	270	271

Total	$5,174	$5,174	$12,118	$12,138

Goodwill relates to the January 2009 acquisition of UST (see Note 3. UST Acquisition) and the December 2007 acquisition of Middleton.

Other intangible assets consisted of the following:

	December 31, 2010		December 31, 2009
(in millions)	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Indefinite-lived intangible assets	$11,701		$11,701
Definite-lived intangible assets	464	$47	464	$27

Total other intangible assets	$12,165	$47	$12,165	$27

Indefinite-lived intangible assets consist substantially of trademarks from the January 2009 acquisition of UST ( $9.1 billion) and the December 2007 acquisition of Middleton ( $2.6 billion). Definite-lived intangible assets, which consist primarily of customer relationships and certain cigarette trademarks, are amortized over periods up to 25 years. Pre-tax amortization expense for definite-lived intangible assets during the years ended December 31, 2010, 2009 and 2008, was  $20 million,  $20 million and  $7 million, respectively. Annual amortization expense for each of the next five years is estimated to be approximately  $20 million, assuming no additional transactions occur that require the amortization of intangible assets.

The changes in goodwill and gross carrying amount of other intangible assets for the years ended December 31, 2010 and 2009 were as follows:

	2010		2009
(in millions)	Goodwill	Other Intangible Assets	Goodwill	Other Intangible Assets
Balance at beginning of year	$5,174	$12,165	$77	$3,046
Changes due to:
Acquisition of UST			5,097	9,119

Balance at end of year	$5,174	$12,165	$5,174	$12,165

Asset Impairment, Exit, Implementation and Integration Costs	12 Months Ended
Dec. 31, 2010
Asset Impairment, Exit, Implementation and Integration Costs

Note 6.

Asset Impairment, Exit, Implementation and Integration Costs:

Pre-tax asset impairment, exit, implementation and integration costs for the years ended December 31, 2010, 2009 and 2008 consisted of the following:

	For the Year Ended December 31, 2010
(in millions)	Asset Impairment and Exit Costs	Implementation Costs	Integration Costs	Total
Cigarettes	$24	$75	$—	$99
Smokeless products	6		16	22
Cigars			2	2
Wine			2	2
General corporate	6			6

Total	$36	$75	$20	$131

	For the Year Ended December 31, 2009
(in millions)	Asset Impairment and Exit Costs	Implementation Costs	Integration Costs	Total
Cigarettes	$115	$139	$—	$254
Smokeless products	193		43	236
Cigars			9	9
Wine	3		6	9
Financial services	19			19
General corporate	91			91

Total	$421	$139	$58	$618

	For the Year Ended December 31, 2008
(in millions)	Exit Costs	Implementation Costs	Integration Costs	Total
Cigarettes	$97	$69	$—	$166
Cigars			18	18
Financial services	2			2
General corporate	350			350

Total	$449	$69	$18	$536

The movement in the severance liability and details of asset impairment and exit costs for Altria Group, Inc. for the years ended December 31, 2010 and 2009 was as follows:

(in millions)	Severance	Other	Total
Severance liability balance, December 31, 2008	$348	$—	$348
Charges	185	236	421
Cash spent	(307)	(119)	(426)
Liability recorded in pension and postretirement plans, and other	2	(117)	(115)

Severance liability balance, December 31, 2009	228	—	228
Charges, net	(11)	47	36
Cash spent	(191)	(36)	(227)
Other		(11)	(11)

Severance liability balance, December 31, 2010	$26	$—	$26

Other charges in the table above primarily include other employee termination benefits including pension and postretirement. Charges, net in the table above include the reversal of  $13 million of severance costs associated with the Manufacturing Optimization Program in 2010.

The pre-tax asset impairment, exit, implementation, and integration costs shown above are primarily a result of the programs discussed below.

■     Integration and Restructuring Program: Altria Group, Inc. has substantially completed a restructuring program that commenced in December 2008, and was expanded in August 2009. Pursuant to this program, Altria Group, Inc. restructured corporate, manufacturing, and sales and marketing services functions in connection with the integration of UST and its focus on optimizing company-wide cost structures in light of ongoing declines in U.S. cigarette volumes.

As a result of this restructuring program, pre-tax asset impairment, exit and integration costs for the years ended December 31, 2010 and 2009 consisted of the following:

	For the Year Ended December 31, 2010
(in millions)	Asset Impairment and Exit Costs	Integration Costs	Total
Smokeless products	$6	$16	$22
Wine		2	2
General corporate	4		4

Total	$10	$18	$28

	For the Year Ended December 31, 2009
(in millions)	Asset Impairment and Exit Costs	Integration Costs	Total
Cigarettes	$18	$—	$18
Smokeless products	193	43	236
Wine	3	6	9
Financial services	4		4
General corporate	61		61

Total	$279	$49	$328

For the year ended December 31, 2008, pre-tax exit costs of  $126 million was recorded for the program in the cigarettes segment ( $48 million), financial services segment ( $2 million) and general corporate ( $76 million).

These charges are primarily related to employee separation costs, lease exit costs, relocation of employees, asset impairments and other costs related to the integration of UST operations. The pre-tax integration costs were included in marketing, administration and research costs on Altria Group, Inc.'s consolidated statements of earnings for the years ended December 31, 2010 and 2009. Total pre-tax charges incurred since the inception of the program through December 31, 2010 were  $482 million. Cash payments related to the program of  $111 million and  $221 million were made during the years ended December 31, 2010 and 2009, respectively, for a total of  $332 million since inception. Cash payments related to this program are substantially complete.

■     Headquarters Relocation: During 2008, in connection with the spin-off of PMI, Altria Group, Inc. restructured its corporate headquarters, which included the relocation of Altria Group, Inc.'s corporate headquarters functions to Richmond, Virginia. This program has been completed. During the years ended December 31, 2010, 2009 and 2008, Altria Group, Inc. incurred pre-tax charges of  $2 million,  $30 million and  $219 million, respectively, for this program. Total pre-tax charges incurred since the inception of this restructuring were  $251 million as of December 31, 2010. These charges consisted primarily of employee separation costs. Cash payments related to this restructuring of  $7 million,  $65 million and  $136 million were made during the years ended December 31, 2010, 2009 and 2008, respectively, for a total of  $208 million since inception. Cash payments related to this program are substantially complete.

For the year ended December 31, 2008, general corporate exit costs also included  $55 million of investment banking and legal fees associated with the PMI spin-off.

■     Manufacturing Optimization Program: PM USA ceased production at its Cabarrus, North Carolina manufacturing facility and completed the consolidation of its cigarette manufacturing capacity into its Richmond, Virginia facility on July 29, 2009. PM USA took this action to address ongoing cigarette volume declines including the impact of the federal excise tax ("FET") increase enacted in early 2009. During 2010, PM USA substantially completed the de-commissioning of the Cabarrus facility and expects to fully complete the de-commissioning in early 2011.

In October 2010, PM USA entered into an agreement for the sale of the Cabarrus facility and land. In November 2010, the prospective purchaser exercised its right to terminate the agreement. The future sale of the Cabarrus facility and land will not have a material impact on the financial results of Altria Group, Inc.

As a result of this consolidation program, which commenced in 2007, PM USA expects to incur total pre-tax charges of approximately  $800 million, which consist of employee separation costs of  $325 million, accelerated depreciation of  $275 million and other charges of  $200 million, primarily related to the relocation of employees and equipment, net of estimated gains on sales of land and buildings. Total pre-tax charges incurred for the program through December 31, 2010 of  $824 million, which are reflected in the cigarettes segment, do not reflect estimated gains from the future sales of land and buildings.

PM USA recorded pre-tax charges for this program as follows:

	For the Years Ended December 31,
(in millions)	2010	2009	2008
Asset impairment and exit costs	$24	$97	$49
Implementation costs	75	139	69

Total	$99	$236	$118

Pre-tax implementation costs related to this program were primarily related to accelerated depreciation and were included in cost of sales in the consolidated statements of earnings for the years ended December 31, 2010, 2009 and 2008, respectively.

Cash payments related to the program of  $128 million,  $210 million and  $85 million were made during the years ended December 31, 2010, 2009 and 2008, respectively, for total cash payments of  $434 million since inception, which do not reflect estimated proceeds on future sales of land and buildings. Cash payments related to this program are substantially complete.

Inventories	12 Months Ended
Dec. 31, 2010
Inventories

Note 7.

Inventories:

The cost of approximately 71% and 75% of inventories in 2010 and 2009, respectively, was determined using the LIFO method. The stated LIFO amounts of inventories were approximately  $0.7 billion and  $0.8 billion lower than the current cost of inventories at December 31, 2010 and 2009, respectively.

Investment in SABMiller	12 Months Ended
Dec. 31, 2010
Investment in SABMiller

Note 8.

Investment in SABMiller:

At December 31, 2010, Altria Group, Inc. held a 27.1% economic and voting interest in SABMiller. Altria Group, Inc.'s investment in SABMiller is being accounted for under the equity method.

Pre-tax earnings from Altria Group, Inc.'s equity investment in SABMiller consisted of the following:

	For the Years Ended December 31,
(in millions)	2010	2009	2008
Equity earnings	$578	$407	$467
Gains resulting from issuances of common stock by SABMiller	50	193

	$628	$600	$467

Summary financial data of SABMiller is as follows:

	At December 31,
(in millions)	2010	2009
Current assets	$4,518	$4,495

Long-term assets	$34,744	$33,841

Current liabilities	$6,625	$5,307

Long-term liabilities	$11,270	$13,199

Non-controlling interests	$766	$672

	For the Years Ended December 31,
(in millions)	2010	2009	2008
Net revenues	$18,981	$17,020	$20,466

Operating profit	$2,821	$2,173	$2,854

Net earnings	$2,133	$1,473	$1,635

The fair value, based on market quotes, of Altria Group, Inc.'s equity investment in SABMiller at December 31, 2010, was  $15.1 billion, as compared with its carrying value of  $5.4 billion. The fair value, based on market quotes, of Altria Group, Inc.'s equity investment in SABMiller at December 31, 2009, was  $12.7 billion, as compared with its carrying value of  $5.0 billion.

Finance Assets, net	12 Months Ended
Dec. 31, 2010
Finance Assets, net

Note 9.

Finance Assets, net:

In 2003, PMCC ceased making new investments and began focusing exclusively on managing its existing portfolio of finance assets in order to maximize gains and generate cash flow from asset sales and related activities. Accordingly, PMCC's operating companies income will fluctuate over time as investments mature or are sold. During 2010, 2009 and 2008, proceeds from asset sales, lease maturities and bankruptcy recoveries totaled  $312 million,  $793 million and  $403 million, respectively, and gains included in operating companies income totaled  $72 million,  $257 million and  $87 million, respectively.

At December 31, 2010, finance assets, net, of  $4,502 million were comprised of investments in finance leases of  $4,704 million, reduced by the allowance for losses of  $202 million. At December 31, 2009, finance assets, net, of  $4,803 million were comprised of investments in finance leases of  $5,069 million, reduced by the allowance for losses of  $266 million.

A summary of the net investments in finance leases at December 31, before allowance for losses, was as follows:

	Leveraged Leases		Direct Finance Leases		Total
(in millions)	2010	2009	2010	2009	2010	2009
Rents receivable, net	$4,659	$5,137	$207	$274	$4,866	$5,411
Unguaranteed residual values	1,327	1,411	87	87	1,414	1,498
Unearned income	(1,573)	(1,816)	(3)	(23)	(1,576)	(1,839)
Deferred investment tax credits		(1)				(1)

Investments in finance leases	4,413	4,731	291	338	4,704	5,069
Deferred income taxes	(3,830)	(4,126)	(130)	(155)	(3,960)	(4,281)

Net investments in finance leases	$583	$605	$161	$183	$744	$788

For leveraged leases, rents receivable, net, represent unpaid rents, net of principal and interest payments on third-party nonrecourse debt. PMCC's rights to rents receivable are subordinate to the third-party nonrecourse debtholders, and the leased equipment is pledged as collateral to the debtholders. The repayment of the nonrecourse debt is collateralized by lease payments receivable and the leased property, and is nonrecourse to the general assets of PMCC. As required by U.S. GAAP, the third-party nonrecourse debt of  $8.3 billion and  $9.2 billion at December 31, 2010 and 2009, respectively, has been offset against the related rents receivable. There were no leases with contingent rentals in 2010 and 2009.

At December 31, 2010, PMCC's investments in finance leases were principally comprised of the following investment categories: rail and surface transport (30%), aircraft (25%), electric power (24%), real estate (12%) and manufacturing (9%). Investments located outside the United States, which are all U.S. dollar-denominated, represent 23% and 22% of PMCC's investments in finance leases at December 31, 2010 and 2009, respectively.

Rents receivable in excess of debt service requirements on third-party nonrecourse debt related to leveraged leases and rents receivable from direct finance leases at December 31, 2010, were as follows:

(in millions)	Leveraged Leases	Direct Finance Leases	Total
2011	$82	$45	$127
2012	130	45	175
2013	174	45	219
2014	259	45	304
2015	405		405
Thereafter	3,609	27	3,636

Total	$4,659	$207	$4,866

Included in net revenues for the years ended December 31, 2010, 2009 and 2008, were leveraged lease revenues of  $160 million,  $341 million and  $210 million, respectively, and direct finance lease revenues of  $1 million,  $7 million and  $5 million, respectively. Income tax expense on leveraged lease revenues for the years ended December 31, 2010, 2009 and 2008, was  $58 million,  $119 million and  $72 million, respectively.

Income from investment tax credits on leveraged leases, and initial direct and executory costs on direct finance leases, were not significant during the years ended December 31, 2010, 2009 and 2008.

PMCC maintains an allowance for losses, which provides for estimated losses on its investments in finance leases. PMCC's portfolio consists of leveraged and direct finance leases to a diverse base of lessees participating in a wide variety of industries. Losses on such leases are recorded when probable and estimable. PMCC regularly performs a systematic assessment of each individual lease in its portfolio to determine potential credit or collection issues that might indicate impairment. Impairment takes into consideration both the probability of default and the likelihood of recovery if default were to occur. PMCC considers both quantitative and qualitative factors of each investment when performing its assessment of the allowance for losses.

Quantitative factors that indicate potential default are tied most directly to public debt ratings. PMCC monitors all publicly available information on its obligors, including financial statements and credit rating agency reports. Qualitative factors that indicate the likelihood of recovery if default were to occur include, but are not limited to, underlying collateral value, other forms of credit support, and legal/structural considerations impacting each lease. Using all available information, PMCC calculates potential losses for each lease in its portfolio based on its default and recovery assumption for each lease. The aggregate of these potential losses forms a range of potential losses which is used as a guideline to determine the adequacy of PMCC's allowance for losses.

PMCC has assessed its allowance for losses for its entire portfolio, and believes that the allowance for losses of  $202 million is adequate. PMCC continues to monitor economic and credit conditions, and the individual situations of its lessees and their respective industries, and may have to increase its allowance for losses if such conditions worsen. All PMCC lessees were current on their lease payment obligations as of December 31, 2010.

The credit quality of PMCC's investments in finance leases at December 31, 2010 and 2009 was as follows:

(in millions)	2010	2009
Credit Rating by Standard & Poor's/Moody's:
"AAA/Aaa" to "A-/A3"	$2,343	$2,336
"BBB+/Baa1" to "BBB-/Baa3"	1,148	1,424
"BB+/Ba1" and Lower	1,213	1,309

Total	$4,704	$5,069

The activity in the allowance for losses on finance assets for the years ended December 31, 2010, 2009 and 2008 was as follows:

(in millions)	2010	2009	2008
Balance at beginning of year	$266	$304	$204
Increase to provision		15	100
Amounts written-off	(64)	(53)

Balance at end of year	$202	$266	$304

PMCC leased, under several lease arrangements, various types of automotive manufacturing equipment to General Motors Corporation ("GM"), which filed for bankruptcy on June 1, 2009. As of the date of the bankruptcy filing, PMCC stopped recording income on its  $214 million investment in finance leases from GM. During 2009, GM rejected one of the leases, which resulted in a  $49 million write-off against PMCC's allowance for losses, lowering the investment in finance leases balance from GM to  $165 million. General Motors LLC ("New GM"), which is the successor of GM's North American automobile business, agreed to assume nearly all the remaining leases under same terms as GM, except for a rebate of a portion of future rents. The assignment of the leases to New GM was approved by the bankruptcy court and became effective in March 2010. During the first quarter of 2010, GM rejected another lease that was not assigned to New GM. The impact of the rent rebates and the 2010 lease rejection resulted in a  $64 million write-off against PMCC's allowance for losses in the first quarter of 2010. In the first quarter of 2010, PMCC participated in a transaction pursuant to which the equipment related to the rejected leases was sold to New GM. These transactions resulted in an acceleration of deferred taxes of  $34 million in 2010. As of December 31, 2010, PMCC's investment in finance leases from New GM was  $101 million.

During the second quarter of 2010, PMCC completed the replacement of Ambac Assurance Corporation ("Ambac") in the one remaining lease transaction with indirect exposure to this credit support provider whose credit rating remained below investment grade. Ambac was replaced by a company rated "AA+/Aa1" by Standard & Poor's Ratings Services ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's"), respectively. PMCC has no remaining exposure to Ambac.

On January 5, 2010, Mesa Airlines, Inc. ("Mesa") filed for Chapter 11 bankruptcy protection. At the bankruptcy date, PMCC's portfolio included five aircraft under leveraged leases with Mesa with a finance asset balance of  $21 million. PMCC's interest in these leases was secured by letters of credit. Upon the bankruptcy filing, PMCC drew on the letters of credit and recovered its outstanding investment.

During 2009, PMCC increased its allowance for losses by  $15 million based on management's assessment of its portfolio, including its exposure to GM. During 2008, PMCC increased its allowance for losses by  $100 million primarily as a result of credit rating downgrades of certain lessees and financial market conditions.

See Note 21. Contingencies for a discussion of the Internal Revenue Service ("IRS") disallowance of certain tax benefits pertaining to several PMCC leveraged lease transactions.

Short-Term Borrowings and Borrowing Arrangements	12 Months Ended
Dec. 31, 2010
Short-Term Borrowings and Borrowing Arrangements
Short-Term Borrowings and Borrowing Arrangements

Note 10.

Short-Term Borrowings and Borrowing Arrangements:

At December 31, 2010 and 2009, Altria Group, Inc. had no short-term borrowings.

At December 31, 2010, the credit lines for Altria Group, Inc. and related activity were as follows:

(in billions) Type	Credit Lines	Amount Drawn	Commercial Paper Outstanding	Lines Available
364-Day Agreement	$0.6	$—	$—	$0.6
3-Year Agreement	2.4			2.4

	$3.0	$—	$—	$3.0

At December 31, 2010, Altria Group, Inc. had in place a senior unsecured 364-day revolving credit agreement (the "364-Day Agreement") and a senior unsecured 3-year revolving credit agreement (the "3-Year Agreement" and, together with the 364-Day Agreement, the "Revolving Credit Agreements"). Altria Group, Inc. entered into the 364-Day Agreement on November 17, 2010. This agreement provides for borrowings up to an aggregate principal amount of  $0.6 billion and expires on November 16, 2011. The 364-Day Agreement replaced Altria Group, Inc.'s previous  $0.6 billion senior unsecured 364-day revolving credit agreement, which was terminated effective November 17, 2010. The 3-Year Agreement provides for borrowings up to an aggregate principal amount of  $2.4 billion and expires on November 20, 2012. Pricing under the Revolving Credit Agreements may be modified in the event of a change in the rating of Altria Group, Inc.'s long-term senior unsecured debt. Interest rates on borrowings under the Revolving Credit Agreements will be based on the London Interbank Offered Rate ("LIBOR") plus a percentage equal to Altria Group, Inc.'s credit default swap spread subject to certain minimum rates and maximum rates based on the higher of the rating of Altria Group, Inc.'s long- term senior unsecured debt from Standard & Poor's and Moody's. The applicable minimum and maximum rates based on Altria Group, Inc.'s long-term senior unsecured debt ratings at December 31, 2010 for the 364-Day-Agreement are 1.0% and 2.25%, respectively. The applicable minimum and maximum rates based on Altria Group, Inc.'s long-term senior unsecured debt ratings at December 31, 2010 for the 3-Year Agreement are 2.0% and 4.0%, respectively. The Revolving Credit Agreements do not include any other rating triggers, nor do they contain any provisions that could require the posting of collateral.

The Revolving Credit Agreements are used for general corporate purposes and to support Altria Group, Inc.'s commercial paper issuances. The Revolving Credit Agreements require that Altria Group, Inc. maintain (i) a ratio of debt to consolidated EBITDA of not more than 3.0 to 1.0 and (ii) a ratio of consolidated EBITDA to consolidated interest expense of not less than 4.0 to 1.0, each calculated as of the end of the applicable quarter on a rolling four-quarters basis. At December 31, 2010, the ratios of debt to consolidated EBITDA and consolidated EBITDA to consolidated interest expense, calculated in accordance with the Revolving Credit Agreements, were 1.7 to 1.0 and 6.2 to 1.0, respectively. Altria Group, Inc. expects to continue to meet its covenants associated with the Revolving Credit Agreements. The terms "consolidated EBITDA," "debt" and "consolidated interest expense" as defined in the Revolving Credit Agreements include certain adjustments.

Any commercial paper issued by Altria Group, Inc. and borrowings under the Revolving Credit Agreements are fully and unconditionally guaranteed by PM USA (see Note 22. Condensed Consolidating Financial Information).

Long-Term Debt	12 Months Ended
Dec. 31, 2010
Long-Term Debt

Note 11.

Long-Term Debt:

At December 31, 2010 and 2009, Altria Group, Inc.'s long-term debt, all of which was consumer products debt, consisted of the following:

(in millions)	2010	2009
Notes, 4.125% to 10.20% (average coupon interest rate 8.8%), due through 2039	$12,152	$11,918
Debenture, 7.75% due 2027	42	42

	12,194	11,960
Less current portion of long-term debt		(775)

	$12,194	$11,185

Aggregate maturities of long-term debt are as follows:

(in millions)	Altria Group, Inc.	UST	Total Long-Term Debt
2012		$600	$600
2013	$1,459		1,459
2014	525		525
2015	1,000		1,000
2018	3,100	300	3,400
2019	2,200		2,200
Thereafter	3,042		3,042

The aggregate fair value, based substantially on readily available quoted market prices, of Altria Group, Inc.'s long-term debt at December 31, 2010, was  $15.5 billion, as compared with its carrying value of  $12.2 billion. The aggregate fair value, based substantially on readily available quoted market prices, of Altria Group, Inc.'s long-term debt at December 31, 2009, was  $14.4 billion, as compared with its carrying value of  $12.0 billion.

During 2010, 2009 and 2008 the following long-term debt transactions occurred:

Altria Group, Inc. Senior Notes:

August 2010 and June 2010 Issuances

■    $1.0 billion (aggregate principal amount) of 4.125% senior unsecured long-term notes due September 2015, which consisted of  $800 million issued in June 2010 and  $200 million issued in August 2010. Interest on each issuance will be paid semiannually, with interest accruing from June 2010.

February 2009 Issuance

■    $525 million at 7.75%, due 2014, interest payable semi-annually;

■    $2.2 billion at 9.25%, due 2019, interest payable semi-annually; and

■    $1.5 billion at 10.20%, due 2039, interest payable semi-annually.

December 2008 Issuance

■    $775 million at 7.125%, due 2010, interest payable semi-annually. In June 2010, these notes matured and were repaid.

November 2008 Issuance

■    $1.4 billion at 8.50%, due 2013, interest payable semi-annually;

■    $3.1 billion at 9.70%, due 2018, interest payable semi-annually; and

■    $1.5 billion at 9.95%, due 2038, interest payable semi-annually.

The net proceeds from the issuances of senior unsecured notes in 2010 were added to Altria Group, Inc.'s general funds, which may be used to meet working capital requirements, refinance debt or for general corporate purposes. The net proceeds from the issuances of senior unsecured long-term notes in November 2008 and December 2008 were used along with borrowings under the Bridge Facility (see Note 3. UST Acquisition) to fund the acquisition of UST. The net proceeds from the issuance of senior unsecured long-term notes in February 2009, along with available cash, were used to prepay all of the outstanding borrowings under the Bridge Facility.

The notes are Altria Group, Inc.'s senior unsecured obligations and rank equally in right of payment with all of Altria Group, Inc.'s existing and future senior unsecured indebtedness. Upon the occurrence of both (i) a change of control of Altria Group, Inc. and (ii) the notes ceasing to be rated investment grade by each of Moody's, Standard & Poor's and Fitch Ratings Ltd. within a specified time period, Altria Group, Inc. will be required to make an offer to purchase the notes at a price equal to 101% of the aggregate principal amount of such notes, plus accrued and unpaid interest to the date of repurchase as and to the extent set forth in the terms of the notes. With respect to the senior unsecured long-term notes from the February 2009 and November 2008 issuances, the interest rate payable on each series of notes is subject to adjustment from time to time if the rating assigned to the notes of such series by Moody's or Standard & Poor's is downgraded (or subsequently upgraded) as and to the extent set forth in the terms of the notes.

The obligations of Altria Group, Inc. under the notes are fully and unconditionally guaranteed by PM USA (see Note 22. Condensed Consolidating Financial Information).

UST Senior Notes: As discussed in Note 3. UST Acquisition, the purchase price for the acquisition of UST included approximately  $1.3 billion of UST debt, of which  $900 million was long-term debt and  $240 million was current portion of long-term debt. At December 31, 2010 and 2009, UST's senior notes consisted of the following:

■    $600 million at 6.625%, due 2012, interest payable semi-annually; and

■    $300 million at 5.75%, due 2018, interest payable semi-annually.

UST senior notes of  $200 million and  $40 million matured and were repaid in June 2009.

The UST notes are senior unsecured obligations and rank equally in right of payment with all of UST's existing and future senior unsecured and unsubordinated indebtedness. With respect to the  $300 million senior notes, upon the occurrence of both (i) a change of control of UST and (ii) these notes ceasing to be rated investment grade by each of Moody's and Standard & Poor's within a specified time period, UST would be required to make an offer to purchase these notes at a price equal to 101% of the aggregate principal amount of such series, plus accrued and unpaid interest to the date of repurchase as and to the extent set forth in the terms of these notes.

Repayment of Other Consumer Products Debt: A subsidiary of PM USA repaid a  $135 million term loan that matured in May 2009.

Repayment of Financial Services Debt: Financial services debt of  $500 million matured and was repaid in July 2009.

Tender Offer for Altria Group, Inc. Notes: In connection with the spin-off of PMI, in the first quarter of 2008, Altria Group, Inc. and its subsidiary, Altria Finance (Cayman Islands) Ltd. (dissolved in December 2009), completed tender offers to purchase for cash  $2.3 billion of notes and debentures denominated in U.S. dollars, and € 373 million in euro-denominated bonds, equivalent to  $568 million in U.S. dollars.

As a result of the tender offers and consent solicitations, Altria Group, Inc. recorded a pre-tax loss of  $393 million, which included tender and consent fees of  $371 million, on the early extinguishment of debt in the first quarter of 2008.

Capital Stock	12 Months Ended
Dec. 31, 2010
Capital Stock

Note 12.

Capital Stock:

Shares of authorized common stock are 12 billion; issued, repurchased and outstanding shares were as follows:

	Shares Issued	Shares Repurchased	Shares Outstanding
Balances, December 31, 2007	2,805,961,317	(698,284,555)	2,107,676,762
Exercise of stock options and issuance of other stock awards		7,144,822	7,144,822
Repurchased		(53,450,000)	(53,450,000)

Balances, December 31, 2008	2,805,961,317	(744,589,733)	2,061,371,584
Exercise of stock options and issuance of other stock awards		14,657,060	14,657,060

Balances, December 31, 2009	2,805,961,317	(729,932,673)	2,076,028,644
Exercise of stock options and issuance of other stock awards		12,711,022	12,711,022

Balances, December 31, 2010	2,805,961,317	(717,221,651)	2,088,739,666

At December 31, 2010, 54,955,609 shares of common stock were reserved for stock options and other stock awards under Altria Group, Inc.'s stock plans, and 10 million shares of Serial Preferred Stock,  $1.00 par value, were authorized. No shares of Serial Preferred Stock have been issued.

Stock Plans	12 Months Ended
Dec. 31, 2010
Stock Plans

Note 13.

Stock Plans:

In 2010, Altria Group, Inc.'s Board of Directors adopted, and the stockholders approved, the Altria Group, Inc. 2010 Performance Incentive Plan (the "2010 Plan"). The 2010 Plan replaced the 2005 Performance Incentive Plan when it expired on May 1, 2010. Under the 2010 Plan, Altria Group, Inc. may grant to eligible employees stock options, stock appreciation rights, restricted stock, restricted and deferred stock units, and other stock-based awards, as well as cash-based annual and long-term incentive awards. Up to 50 million shares of common stock may be issued under the 2010 Plan. In addition, Altria Group, Inc. may grant up to one million shares of common stock to members of the Board of Directors who are not employees of Altria Group, Inc. under the Stock Compensation Plan for Non-Employee Directors (the "Directors Plan"). Shares available to be granted under the 2010 Plan and the Directors Plan at December 31, 2010, were 49,997,960 and 716,708, respectively.

Certain modifications were made to stock options, restricted stock and deferred stock as a result of the PMI spin-off in 2008, as discussed in Note 1. Background and Basis of Presentation.

Altria Group, Inc. has not granted stock options to employees since 2002.

Stock Option Plan

In connection with the PMI spin-off, Altria Group, Inc. employee stock options were modified through the issuance of PMI employee stock options and the adjustment of the stock option exercise prices for the Altria Group, Inc. awards. For each employee stock option outstanding, the aggregate intrinsic value of the option immediately after the spin-off was not greater than the aggregate intrinsic value of the option immediately before the spin-off. Because the Black-Scholes fair values of the awards immediately before and immediately after the spin-off were equivalent, no incremental compensation expense was recorded as a result of the modifications of the Altria Group, Inc. awards.

Altria Group, Inc. stock option activity was as follows for the year ended December 31, 2010:

	Shares Subject to Option	Weighted Average Exercise Price	Average Remaining Contractual Term	Aggregate Intrinsic Value
Balance at December 31, 2009	12,401,903	$10.74
Options exercised	(9,707,570)	10.69
Options canceled	(18,740)	7.53
Balance/Exercisable at December 31, 2010	2,675,593	10.95	3 months	$37 million

The aggregate intrinsic value shown in the table above was based on the December 31, 2010 closing price for Altria Group, Inc.'s common stock of  $24.62. The total intrinsic value of options exercised during the years ended December 31, 2010, 2009 and 2008 was  $110 million,  $87 million and  $119 million, respectively.

Restricted and Deferred Stock

Altria Group, Inc. may grant shares of restricted stock and deferred stock to eligible employees. These shares include nonforfeitable rights to dividends or dividend equivalents during the vesting period but may not be sold, assigned, pledged or otherwise encumbered. Such shares are subject to forfeiture if certain employment conditions are not met. Restricted and deferred stock generally vests on the third anniversary of the grant date.

The fair value of the shares of restricted stock and deferred stock at the date of grant is amortized to expense ratably over the restriction period, which is generally three years. Altria Group, Inc. recorded pre-tax compensation expense related to restricted stock and deferred stock granted to employees of its continuing operations for the years ended December 31, 2010, 2009 and 2008 of  $44 million,  $61 million and  $38 million, respectively. The deferred tax benefit recorded related to this compensation expense was  $16 million,  $24 million and  $15 million for the years ended December 31, 2010, 2009 and 2008, respectively. The unamortized compensation expense related to Altria Group, Inc. restricted stock and deferred stock was  $74 million at December 31, 2010 and is expected to be recognized over a weighted-average period of approximately 2 years.

Altria Group, Inc. restricted stock and deferred stock activity was as follows for the year ended December 31, 2010:

	Number of Shares	Weighted-Average Grant Date Fair Value Per Share
Balance at December 31, 2009	8,215,081	$28.88
Granted	2,646,080	19.90
Vested	(1,694,518)	64.34
Forfeited	(401,045)	20.13

Balance at December 31, 2010	8,765,598	19.72

The grant price information for restricted stock and deferred stock awarded prior to January 30, 2008 reflects historical market prices which are not adjusted to reflect the PMI spin-off.

The weighted-average grant date fair value of Altria Group, Inc. restricted stock and deferred stock granted during the years ended December 31, 2010, 2009 and 2008 was  $53 million,  $95 million and  $56 million, respectively, or  $19.90,  $16.71 and  $22.98 per restricted or deferred share, respectively. The total fair value of Altria Group, Inc. restricted stock and deferred stock vested during the years ended December 31, 2010, 2009 and 2008 was  $33 million,  $46 million and  $140 million, respectively.

Earnings Per Share	12 Months Ended
Dec. 31, 2010
Earnings Per Share

Note 14.

Earnings per Share:

Basic and diluted earnings per share ("EPS") from continuing and discontinued operations were calculated using the following:

	For the Years Ended December 31,
(in millions)	2010	2009	2008
Earnings from continuing operations	$3,905	$3,206	$3,090
Earnings from discontinued operations			1,840

Net earnings attributable to Altria Group, Inc.	3,905	3,206	4,930
Less: Distributed and undistributed earnings attributable to unvested restricted and deferred shares	(15)	(11)	(13)

Earnings for basic EPS	3,890	3,195	4,917
Add: Undistributed earnings attributable to unvested restricted and deferred shares	3	2	4
Less: Undistributed earnings reallocated to unvested restricted and deferred shares	(3)	(2)	(4)

Earnings for diluted EPS	$3,890	$3,195	$4,917

Weighted-average shares for basic EPS	2,077	2,066	2,075
Add: Incremental shares from stock options	2	5	9

Weighted-average shares for diluted EPS	2,079	2,071	2,084

For the 2010 and 2008 computations, there were no antidilutive stock options. For the 2009 computation, 0.7 million stock options were excluded from the calculation of weighted-average shares for diluted EPS because their effects were antidilutive.

Accumulated Other Comprehensive Earnings (Losses)	12 Months Ended
Dec. 31, 2010
Accumulated Other Comprehensive Earnings (Losses)

Note 15.

Accumulated Other Comprehensive Earnings (Losses):

The following table sets forth the changes in each component of accumulated other comprehensive earnings (losses), net of income taxes, attributable to Altria Group, Inc.:

(in millions)	Currency Translation Adjustments	Changes in Net Loss and Prior Service Cost	Changes in Fair Value of Derivatives Accounted for as Hedges	Ownership of SABMiller's Other Comprehensive Earnings (Losses)	Accumulated Other Comprehensive Earnings (Losses)
Balances, December 31, 2007	$728	$(960)	$(5)	$348	$111
Period Change	233	(1,385)	(177)	(308)	(1,637)
Spin-off of PMI	(961)	124	182		(655)

Balances, December 31, 2008	—	(2,221)	—	40	(2,181)
Period Change	3	375		242	620

Balances, December 31, 2009	3	(1,846)	—	282	(1,561)
Period Change	1	35		41	77

Balances, December 31, 2010	$4	$(1,811)	$—	$323	$(1,484)

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes

Note 16.

Income Taxes:

Earnings from continuing operations before income taxes, and provision for income taxes consisted of the following for the years ended December 31, 2010, 2009 and 2008:

(in millions)	2010	2009	2008
Earnings from continuing operations before income taxes:
United States	$5,709	$4,868	$4,789
Outside United States	14	9

Total	$5,723	$4,877	$4,789

Provision for income taxes:
Current:
Federal	$1,430	$1,512	$1,486
State and local	258	111	351
Outside United States	4	3

	1,692	1,626	1,837

Deferred:
Federal	120	(14)	(95)
State and local	4	57	(43)

	124	43	(138)

Total provision for income taxes	$1,816	$1,669	$1,699

Altria Group, Inc.'s U.S. subsidiaries join in the filing of a U.S. federal consolidated income tax return. The U.S. federal statute of limitations remains open for the year 2004 and forward, with years 2004 to 2006 currently under examination by the IRS as part of a routine audit conducted in the ordinary course of business. State jurisdictions have statutes of limitations generally ranging from 3 to 5 years. Certain of Altria Group, Inc.'s state tax returns are currently under examination by various states as part of routine audits conducted in the ordinary course of business.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2010, 2009 and 2008 was as follows:

(in millions)	2010	2009	2008
Balance at beginning of year	$601	$669	$615
Additions based on tax positions related to the current year	21	15	50
Additions for tax positions of prior years	30	34	70
Reductions for tax positions due to lapse of statutes of limitations	(58)	(22)
Reductions for tax positions of prior years	(164)	(87)	(10)
Settlements	(31)	(8)	(2)
Reduction of state and foreign unrecognized tax benefits due to PMI spin-off			(54)

Balance at end of year	$399	$601	$669

Unrecognized tax benefits and Altria Group, Inc.'s consolidated liability for tax contingencies at December 31, 2010 and 2009, were as follows:

(in millions)	2010	2009
Unrecognized tax benefits — Altria Group, Inc.	$220	$283
Unrecognized tax benefits — Kraft	101	198
Unrecognized tax benefits — PMI	78	120

Unrecognized tax benefits	399	601
Accrued interest and penalties	261	327
Tax credits and other indirect benefits	(85)	(100)

Liability for tax contingencies	$575	$828

The amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate at December 31, 2010 was  $360 million, along with  $39 million affecting deferred taxes. However, the impact on net earnings from those unrecognized tax benefits that if recognized at December 31, 2010 would be  $181 million, as a result of receivables from Altria Group, Inc.'s former subsidiaries Kraft and PMI of  $101 million and  $78 million, respectively, discussed below. The amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate at December 31, 2009 was  $548 million, along with  $53 million affecting deferred taxes. However, the impact on net earnings from those unrecognized tax benefits that if recognized at December 31, 2009 would be  $230 million, as a result of receivables from Kraft and PMI of  $198 million and  $120 million, respectively, discussed below.

Under the Tax Sharing Agreements entered into in connection with the spin-offs between Altria Group, Inc. and its former subsidiaries – Kraft and PMI, Kraft and PMI are responsible for their respective pre-spin-off tax obligations. Altria Group, Inc., however, remains severally liable for Kraft's and PMI's pre-spin-off federal tax obligations pursuant to regulations governing federal consolidated income tax returns. As a result, at December 31, 2010, Altria Group, Inc. continues to include the pre-spin-off federal income tax reserves of Kraft and PMI of  $101 million and  $78 million, respectively, in its liability for uncertain tax positions, and also includes corresponding receivables from Kraft and PMI of  $101 million and  $78 million, respectively, in other assets.

As discussed in Note 21. Contingencies, Altria Group, Inc. and the IRS executed a closing agreement during the second quarter of 2010 in connection with the IRS's examination of Altria Group, Inc.'s consolidated federal income tax returns for the years 2000-2003, which resolved various tax matters for Altria Group, Inc. and its subsidiaries, including its former subsidiaries - Kraft and PMI. As a result of the closing agreement, Altria Group, Inc. paid the IRS approximately  $945 million of tax and associated interest during the third quarter of 2010 with respect to certain PMCC leveraged lease transactions, referred to by the IRS as lease-in/lease-out ("LILO") and sale-in/lease-out ("SILO") transactions, entered into during the 1996-2003 years. Altria Group, Inc. intends to file a claim for refund of approximately  $945 million in the first quarter of 2011. If the IRS disallows the claim, as anticipated, Altria Group, Inc. intends to commence litigation in federal court. Because Altria Group, Inc. intends to file a claim for refund, the payment of approximately  $945 million is included in other assets on the consolidated balance sheet of Altria Group, Inc. at December 31, 2010 and has not been included in the supplemental disclosure of cash paid for income taxes on the consolidated statement of cash flows for the year ended December 31, 2010. Also, as a result of this closing agreement, in the second quarter of 2010, Altria Group, Inc. recorded (i) a  $47 million income tax benefit primarily attributable to the reversal of tax reserves and associated interest related to Altria Group, Inc. and its current subsidiaries; and (ii) an income tax benefit of  $169 million attributable to the reversal of federal income tax reserves and associated interest related to the resolution of certain Kraft and PMI tax matters.

In the third quarter of 2009, the IRS, Kraft, and Altria Group, Inc. (as former parent of, and as agent for, Kraft) executed a closing agreement that resolved certain Kraft tax matters arising out of the 2000-2003 IRS audit of Altria Group, Inc. As a result of this closing agreement, in the third quarter of 2009, Altria Group, Inc. recorded an income tax benefit of  $88 million attributable to the reversal of federal income tax reserves and associated interest related to the resolution of certain Kraft tax matters.

The tax benefits of  $169 million and  $88 million for the years ended December 31, 2010 and 2009, respectively, were offset by a reduction to the corresponding receivables from Kraft and PMI, which were recorded as reductions to operating income on Altria Group, Inc.'s consolidated statements of earnings. As a result, there was no impact on Altria Group, Inc.'s net earnings associated with the resolution of the Kraft and PMI tax matters.

Altria Group, Inc. recognizes accrued interest and penalties associated with uncertain tax positions as part of the tax provision. As of December 31, 2010, Altria Group, Inc. had  $261 million of accrued interest and penalties, of which approximately  $32 million and  $19 million related to Kraft and PMI, respectively, for which Kraft and PMI are responsible under their respective Tax Sharing Agreements. The receivables from Kraft and PMI are included in other assets. As of December 31, 2009, Altria Group, Inc. had  $327 million of accrued interest and penalties, of which approximately  $79 million and  $39 million related to Kraft and PMI, respectively.

For the years ended December 31, 2010, 2009 and 2008, Altria Group, Inc. recognized in its consolidated statements of earnings  $(69) million,  $3 million and  $41 million, respectively, of interest (income) expense associated with uncertain tax positions, which primarily relates to current year interest expense accruals offset by reversals due to resolution of tax matters.

It is reasonably possible that within the next 12 months certain examinations will be resolved, which could result in a decrease in unrecognized tax benefits and interest of approximately  $33 million.

The effective income tax rate on pre-tax earnings from continuing operations differed from the U.S. federal statutory rate for the following reasons for the years ended December 31, 2010, 2009 and 2008:

	2010	2009	2008
U.S. federal statutory rate	35.0%	35.0%	35.0%
Increase (decrease) resulting from:
State and local income taxes, net of federal tax benefit	2.9	2.7	4.2
Reversal of tax reserves no longer required	(2.7)	(1.7)
Domestic manufacturing deduction	(2.4)	(1.5)	(1.6)
SABMiller dividend benefit	(2.3)	(2.4)	(2.1)
Other	1.2	2.1

Effective tax rate	31.7%	34.2%	35.5%

The tax provision in 2010 includes tax benefits of  $216 million from the reversal of tax reserves and associated interest resulting from the execution of the 2010 closing agreement with the IRS discussed above. The tax provision in 2010 also includes tax benefits of  $64 million from the reversal of tax reserves and associated interest following the resolution of several state audits and the expiration of statutes of limitations. The tax provision in 2009 includes tax benefits of  $88 million from the reversal of tax reserves and associated interest resulting from the execution of the 2009 closing agreement with the IRS discussed above. The tax provision in 2009 also includes a benefit of  $53 million from the utilization of net operating losses in the third quarter. The tax provision in 2008 includes net tax benefits of  $58 million primarily from the reversal of tax accruals no longer required in the fourth quarter.

The tax effects of temporary differences that gave rise to consumer products deferred income tax assets and liabilities consisted of the following at December 31, 2010 and 2009:

(in millions)	2010	2009
Deferred income tax assets:
Accrued postretirement and postemployment benefits	$1,045	$1,126
Settlement charges	1,393	1,428
Accrued pension costs	395	434
Net operating losses and tax credit carryforwards	87	113

Total deferred income tax assets	2,920	3,101

Deferred income tax liabilities:
Property, plant and equipment	(425)	(503)
Intangible assets	(3,655)	(3,579)
Investment in SABMiller	(1,758)	(1,632)
Other	(296)	(164)

Total deferred income tax liabilities	(6,134)	(5,878)

Valuation allowances	(39)	(76)

Net deferred income tax liabilities	$(3,253)	$(2,853)

Financial services deferred income tax liabilities are primarily attributable to temporary differences relating to net investments in finance leases.

At December 31, 2010, Altria Group, Inc. had estimated state tax net operating losses of  $1,212 million that, if unutilized, will expire in 2011 through 2030 and state tax credit carryforwards of  $82 million which, if unutilized, will expire in 2011 through 2017. A valuation allowance is recorded against certain state net operating losses and state tax credit carryforwards due to uncertainty regarding their utilization.

Segment Reporting	12 Months Ended
Dec. 31, 2010
Segment Reporting

Note 17.

Segment Reporting:

The products of Altria Group, Inc.'s consumer products subsidiaries include cigarettes manufactured and sold by PM USA, smokeless products manufactured and sold by or on behalf of USSTC and PM USA, machine-made large cigars and pipe tobacco manufactured and sold by Middleton, and wine produced and distributed by Ste. Michelle. Another subsidiary of Altria Group, Inc., PMCC, maintains a portfolio of leveraged and direct finance leases. The products and services of these subsidiaries constitute Altria Group, Inc.'s reportable segments of cigarettes, smokeless products, cigars, wine and financial services.

Altria Group, Inc.'s chief operating decision maker reviews operating companies income to evaluate segment performance and allocate resources. Operating companies income for the segments excludes general corporate expenses and amortization of intangibles. Interest and other debt expense, net (consumer products), and provision for income taxes are centrally managed at the corporate level and, accordingly, such items are not presented by segment since they are excluded from the measure of segment profitability reviewed by Altria Group, Inc.'s chief operating decision maker. Information about total assets by segment is not disclosed because such information is not reported to or used by Altria Group, Inc.'s chief operating decision maker. Segment goodwill and other intangible assets, net, are disclosed in Note 5. Goodwill and Other Intangible Assets, net. The accounting policies of the segments are the same as those described in Note 2. Summary of Significant Accounting Policies.

Segment data were as follows:

	For the Years Ended December 31,
(in millions)	2010	2009	2008
Net revenues:
Cigarettes	$21,631	$20,919	$18,753
Smokeless products	1,552	1,366
Cigars	560	520	387
Wine	459	403
Financial services	161	348	216

Net revenues	$24,363	$23,556	$19,356

Earnings from continuing operations before income taxes:
Operating companies income:
Cigarettes	$5,451	$5,055	$4,866
Smokeless products	803	381
Cigars	167	176	164
Wine	61	43
Financial services	157	270	71
Amortization of intangibles	(20)	(20)	(7)
Gain on sale of corporate headquarters building			404
General corporate expenses	(216)	(204)	(266)
Reduction of Kraft and PMI tax-related receivables	(169)	(88)
UST acquisition-related transaction costs		(60)
Corporate asset impairment and exit costs	(6)	(91)	(350)

Operating income	6,228	5,462	4,882
Interest and other debt expense, net	(1,133)	(1,185)	(167)
Loss on early extinguishment of debt			(393)
Earnings from equity investment in SABMiller	628	600	467

Earnings from continuing operations before income taxes	$5,723	$4,877	$4,789

PM USA, USSTC and Middleton's largest customer, McLane Company, Inc., accounted for approximately 27%, 26% and 27% of Altria Group, Inc.'s consolidated net revenues for the years ended December 31, 2010, 2009 and 2008, respectively. These net revenues were reported in the cigarettes, smokeless products and cigars segments. Sales to three distributors accounted for approximately 65% and 64% of net revenues for the wine segment for the years ended December 31, 2010 and 2009, respectively.

Items affecting the comparability of net revenues and operating companies income for the segments were as follows:

■      UST Acquisition: In January 2009, Altria Group, Inc. acquired UST, the results of which are reflected in the smokeless products and wine segments. See Note 3. UST Acquisition.

■      Asset Impairment, Exit, Implementation and Integration Costs: See Note 6. Asset Impairment, Exit, Implementation and Integration Costs, for a breakdown of these costs by segment.

■      Sales to PMI: Subsequent to the PMI spin-off, PM USA recorded net revenues of  $298 million, from contract volume manufactured for PMI under an agreement that terminated in the fourth quarter of 2008. For periods prior to the PMI spin-off, PM USA did not record contract volume manufactured for PMI in net revenues, but recorded the related profit, which was immaterial, for the year ended December 31, 2008, in marketing, administration and research costs on Altria Group, Inc.'s consolidated statements of earnings. These amounts are reflected in the cigarettes segment.

■     PMCC Allowance for Losses: During 2009, PMCC increased its allowance for losses by  $15 million based on management's assessment of its portfolio including its exposure to GM. PMCC increased its allowance for losses by  $100 million during 2008, primarily as a result of credit rating downgrades of certain lessees and financial market conditions. See Note 9. Finance Assets, net.

	For the Years Ended December 31,
(in millions)	2010	2009	2008
Depreciation expense:
Cigarettes	$164	$168	$182
Smokeless products	32	41
Cigars	3	2	1
Wine	23	22
Corporate	34	38	25

Total depreciation expense	$256	$271	$208

Capital expenditures:
Cigarettes	$54	$147	$220
Smokeless products	19	18
Cigars	16	4	7
Wine	22	24
Corporate	57	80	14

Total capital expenditures	$168	$273	$241

Benefit Plans	12 Months Ended
Dec. 31, 2010
Benefit Plans

Note 18.

Benefit Plans:

Subsidiaries of Altria Group, Inc. sponsor noncontributory defined benefit pension plans covering substantially all employees of Altria Group, Inc. In certain subsidiaries, employees hired on or after a date specific to their employee group instead are eligible to participate in an enhanced defined contribution plan. This transition for new hires occurred from October 1, 2006 to January 1, 2008. In addition, effective January 1, 2010, certain employees of UST and Middleton who were participants in noncontributory defined benefit pension plans ceased to earn additional benefit service under those plans and became eligible to participate in an enhanced defined contribution plan. Altria Group, Inc. and its subsidiaries also provide health care and other benefits to the majority of retired employees.

The plan assets and benefit obligations of Altria Group, Inc.'s pension plans and the benefit obligations of Altria Group, Inc.'s postretirement plans are measured at December 31 of each year.

Pension Plans

Obligations and Funded Status

The projected benefit obligations, plan assets and funded status of Altria Group, Inc.'s pension plans at December 31, 2010 and 2009, were as follows:

(in millions)	2010	2009
Projected benefit obligation at beginning of year	$6,075	$5,342
Service cost	80	96
Interest cost	356	349
Benefits paid	(375)	(460)
Actuarial losses	287	105
Acquisition		634
Termination, settlement and curtailment		9
Other	16

Projected benefit obligation at end of year	6,439	6,075

Fair value of plan assets at beginning of year	4,870	3,929
Actual return on plan assets	639	945
Employer contributions	30	37
Funding of UST plans	26	134
Benefits paid	(375)	(460)
Actuarial gains	28	2
Acquisition		283

Fair value of plan assets at end of year	5,218	4,870

Net pension liability recognized at December 31	$1,221	$1,205

The net pension liability recognized in Altria Group, Inc.'s consolidated balance sheets at December 31, 2010 and 2009, was as follows:

(in millions)	2010	2009
Other accrued liabilities	$30	$48
Accrued pension costs	1,191	1,157

	$1,221	$1,205

The accumulated benefit obligation, which represents benefits earned to date, for the pension plans was  $6.1 billion and  $5.7 billion at December 31, 2010 and 2009, respectively.

At December 31, 2010 and 2009, the accumulated benefit obligations were in excess of plan assets for all pension plans.

The following assumptions were used to determine Altria Group, Inc.'s benefit obligations under the plans at December 31:

	2010	2009
Discount rate	5.5%	5.9%
Rate of compensation increase	4.0	4.5

The discount rates for Altria Group, Inc.'s plans were developed from a model portfolio of high-quality corporate bonds with durations that match the expected future cash flows of the benefit obligations.

Components of Net Periodic Benefit Cost

Net periodic pension cost consisted of the following for the years ended December 31, 2010, 2009 and 2008:

(in millions)	2010	2009	2008
Service cost	$80	$96	$99
Interest cost	356	349	304
Expected return on plan assets	(421)	(429)	(428)
Amortization:
Net loss	126	119	59
Prior service cost	13	12	12
Termination, settlement and curtailment		12	97

Net periodic pension cost	$154	$159	$143

During 2009 and 2008, termination, settlement and curtailment shown in the table above primarily reflect termination benefits related to Altria Group, Inc.'s restructuring programs. In 2009 these costs were partially offset by curtailment gains related to the restructuring of UST's operations subsequent to the acquisition. For more information on Altria Group, Inc.'s restructuring programs, see Note 6. Asset Impairment, Exit, Implementation and Integration Costs.

The amounts included in termination, settlement and curtailment in the table above for the years ended December 31, 2009 and 2008 were comprised of the following changes:

(in millions)	2009	2008
Benefit obligation	$9	$50
Other comprehensive earnings/losses:
Net losses	3	45
Prior service cost		2

	$12	$97

For the pension plans, the estimated net loss and prior service cost that are expected to be amortized from accumulated other comprehensive losses into net periodic benefit cost during 2011 are  $172 million and  $14 million, respectively.

The following weighted-average assumptions were used to determine Altria Group, Inc.'s net pension cost for the years ended December 31:

	2010	2009	2008
Discount rate	5.9%	6.1%	6.2%
Expected rate of return on plan assets	8.0	8.0	8.0
Rate of compensation increase	4.5	4.5	4.5

Altria Group, Inc. sponsors deferred profit-sharing plans covering certain salaried, non-union and union employees. Contributions and costs are determined generally as a percentage of pre-tax earnings, as defined by the plans. Amounts charged to expense for these defined contribution plans totaled  $108 million,  $106 million and  $128 million in 2010, 2009 and 2008, respectively.

Plan Assets

Altria Group, Inc.'s pension plans investment strategy is based on an expectation that equity securities will outperform debt securities over the long term. Altria Group, Inc. implements the investment strategy in a prudent and risk-controlled manner, consistent with the fiduciary requirements of the Employee Retirement Income Security Act of 1974, by investing retirement plan assets in a well-diversified mix of equities, fixed income and other securities that reflects the impact of the demographic mix of plan participants on the benefit obligation using a target asset allocation between equity securities and fixed income investments of 55%/45%. Accordingly, the composition of Altria Group, Inc.'s plan assets at December 31, 2010 was broadly characterized as an allocation between equity securities (58%), corporate bonds (20%), U.S. Treasury and Foreign Government securities (16%) and all other types of investments (6%). Virtually all pension assets can be used to make monthly benefit payments.

Altria Group, Inc.'s pension plans investment strategy is accomplished by investing in U.S. and international equity commingled funds which are intended to mirror indices such as the Standard & Poor's 500 Index, Russell Small Cap Completeness Index, Morgan Stanley Capital International ("MSCI") Europe, Australasia, Far East ("EAFE") Index, and MSCI Emerging Markets Index. Altria Group, Inc.'s pension plans also invest in actively managed international equity securities of large, mid, and small cap companies located in the developed markets of Europe, Australasia, and the Far East, and actively managed long duration fixed income securities that primarily include investment grade corporate bonds of companies from diversified industries, U.S. Treasuries and Treasury Inflation Protected Securities. The below investment grade securities represent 11% of the fixed income holdings or 5% of total plan assets at December 31, 2010. The allocation to emerging markets represents 4% of the equity holdings or 2% of total plan assets at December 31, 2010. The allocation to real estate and private equity investments is immaterial.

Altria Group, Inc.'s pension plans risk management practices include ongoing monitoring of the asset allocation, investment performance, investment managers' compliance with their investment guidelines, periodic rebalancing between equity and debt asset classes and annual actuarial re-measurement of plan liabilities.

Altria Group, Inc.'s expected rate of return on pension plan assets is determined by the plan assets' historical long-term investment performance, current asset allocation and estimates of future long-term returns by asset class. The forward-looking estimates are consistent with the overall long-term averages exhibited by returns on equity and fixed income securities.

The fair values of Altria Group, Inc.'s pension plan assets by asset category are as follows:

Investments at Fair Value as of December 31, 2010

(in millions)	Level 1	Level 2	Level 3	Totals
Common/collective trusts:
U.S. large cap	$—	$1,431	$—	$1,431
U.S. small cap		533		533
International developed markets		177		177
International emerging markets		123		123
Long duration fixed income		479		479
Other		125		125
U.S. and foreign government securities or their agencies:
U.S. government and agencies		440		440
U.S. municipal bonds		32		32
Foreign government and agencies		308		308
Corporate debt instruments:
Above investment grade		488		488
Below investment grade and no rating		178		178
Common stock:
International equities	542			542
U.S. equities	24			24
Registered investment companies	152	62		214
U.S. and foreign cash and cash equivalents	38	6		44
Asset backed securities		48		48
Other, net	8	11	13	32

Total investments at fair value, net	$764	$4,441	$13	$5,218

Investments at Fair Value as of December 31, 2009

(in millions)	Level 1	Level 2	Level 3	Totals
Common/collective trusts:
U.S. large cap	$—	$1,557	$—	$1,557
U.S. small cap		512		512
International developed markets		164		164
International emerging markets		104		104
Long duration fixed income		427		427
U.S. and foreign government securities or their agencies:
U.S. government and agencies		485		485
U.S. municipal bonds		15		15
Foreign government and agencies		163		163
Corporate debt instruments:
Above investment grade		536		536
Below investment grade and no rating		116		116
Common stock:
International equities	461			461
U.S. equities	23			23
Registered investment companies	139	48		187
U.S. and foreign cash and cash equivalents	38	12		50
Asset backed securities		55		55
Other, net	2	1	12	15

Total investments at fair value, net	$663	$4,195	$12	$4,870

Level 3 holdings are immaterial to total plan assets at December 31, 2010 and 2009.

For a description of the fair value hierarchy and the three levels of inputs used to measure fair value, see Note 2. Summary of Significant Accounting Policies.

Following is a description of the valuation methodologies used for investments measured at fair value, including the general classification of such investments pursuant to the fair value hierarchy.

■     Common/Collective Trusts: Common/collective trusts consist of pools of investments used by institutional investors to obtain exposure to equity and fixed income markets by investing in equity index funds which are intended to mirror indices such as Standard & Poor's 500 Index, Russell Small Cap Completeness Index, State Street Global Advisor's Fundamental Index, MSCI EAFE Index, MSCI Emerging Markets Index, and an actively managed long duration fixed income fund. They are valued on the basis of the relative interest of each participating investor in the fair value of the underlying assets of each of the respective common/collective trusts. The underlying assets are valued based on the net asset value ("NAV") as provided by the investment account manager and are classified in level 2 of the fair value hierarchy. These common/collective trusts have defined redemption terms which vary from two day prior notice to semi-monthly openings for redemption. There are no other restrictions on redemption at December 31, 2010.

■     U.S. and Foreign Government Securities: U.S. and Foreign Government securities consist of investments in Treasury Nominal Bonds and Inflation Protected Securities, investment grade municipal securities and unrated or non-investment grade municipal securities. Government securities, which are traded in a non-active over-the-counter market, are valued at a price which is based on a broker quote, and are classified in level 2 of the fair value hierarchy.

■     Corporate Debt Instruments: Corporate debt instruments are valued at a price which is based on a compilation of primarily observable market information or a broker quote in a non-active over-the-counter market, and are classified in level 2 of the fair value hierarchy.

■     Common Stocks: Common stocks are valued based on the price of the security as listed on an open active exchange on last trade date, and are classified in level 1 of the fair value hierarchy.

■     Registered Investment Companies: Investments in mutual funds sponsored by a registered investment company are valued based on exchange listed prices and are classified in level 1 of the fair value hierarchy. Registered investment company funds which are designed specifically to meet Altria Group, Inc.'s pension plans investment strategies but are not traded on an active market are valued based on the NAV of the underlying securities as provided by the investment account manager on the last business day of the period and are classified in level 2 of the fair value hierarchy. The registered investment company funds measured at NAV have daily liquidity and are not subject to any redemption restrictions at December 31, 2010.

■     U.S. and Foreign Cash & Cash Equivalents: Cash and cash equivalents are valued at cost that approximates fair value, and are classified in level 1 of the fair value hierarchy. Cash collateral for forward contracts on U.S. Treasury notes, which approximates fair value, is classified in level 2 of the fair value hierarchy.

■     Asset Backed Securities: Asset backed securities are fixed income securities such as mortgage backed securities and auto loans that are collateralized by pools of underlying assets that are unable to be sold individually. They are valued at a price which is based on a compilation of primarily observable market information or a broker quote in a non-active, over-the-counter market, and are classified in level 2 of the fair value hierarchy.

Cash Flows

Altria Group, Inc. makes contributions to the extent that they are tax deductible, and to pay benefits that relate to plans for salaried employees that cannot be funded under IRS regulations. On January 7, 2011, Altria Group, Inc. made a voluntary  $200 million contribution to its pension plans. Currently, Altria Group, Inc. anticipates making additional employer contributions of approximately  $30 million to  $50 million in 2011 to its pension plans, based on current tax law. However, these estimates are subject to change as a result of changes in tax and other benefit laws, as well as asset performance significantly above or below the assumed long-term rate of return on pension assets, or changes in interest rates.

The estimated future benefit payments from the Altria Group, Inc. pension plans at December 31, 2010, were as follows:

(in millions)
2011	$379
2012	386
2013	393
2014	414
2015	403
2016-2020	2,144

Postretirement Benefit Plans

Net postretirement health care costs consisted of the following for the years ended December 31, 2010, 2009 and 2008:

(in millions)	2010	2009	2008
Service cost	$29	$33	$41
Interest cost	135	125	130
Amortization:
Net loss	32	36	31
Prior service credit	(21)	(9)	(9)
Termination and curtailment		40	23

Net postretirement health care costs	$175	$225	$216

During 2009 and 2008, termination and curtailment shown in the table above primarily reflects termination benefits and curtailment losses related to Altria Group, Inc.'s restructuring programs, including the restructuring of UST's operations subsequent to the acquisition. For further information on Altria Group, Inc.'s restructuring programs, see Note 6. Asset Impairment, Exit, Implementation and Integration Costs.

The amounts included in termination and curtailment shown in the table above for the years ended December 31, 2009 and 2008 were comprised of the following changes:

(in millions)	2009	2008
Accrued postretirement health care costs	$40	$28
Other comprehensive earnings/losses:
Prior service credit		(5)

	$40	$23

For the postretirement benefit plans, the estimated net loss and prior service credit that are expected to be amortized from accumulated other comprehensive losses into net postretirement health care costs during 2011 are  $37 million and  $(22) million, respectively.

The following assumptions were used to determine Altria Group, Inc.'s net postretirement cost for the years ended December 31:

	2010	2009	2008
Discount rate	5.8%	6.1%	6.2%
Health care cost trend rate	7.5	8.0	8.0

Altria Group, Inc.'s postretirement health care plans are not funded. The changes in the accumulated postretirement benefit obligation at December 31, 2010 and 2009, were as follows:

(in millions)	2010	2009
Accrued postretirement health care costs at beginning of year	$2,464	$2,335
Service cost	29	33
Interest cost	135	125
Benefits paid	(118)	(103)
Plan amendments	(58)	(76)
Assumption changes	124	93
Actuarial gains	(28)	(68)
Acquisition		85
Terminations and curtailments		40

Accrued postretirement health care costs at end of year	$2,548	$2,464

The current portion of Altria Group, Inc.'s accrued postretirement health care costs of  $146 million and  $138 million at December 31, 2010 and 2009, respectively, is included in other accrued liabilities on the consolidated balance sheets.

The Patient Protection and Affordable Care Act ("PPACA"), as amended by the Health Care and Education Reconciliation Act of 2010, was signed into law in March 2010. The PPACA mandates health care reforms with staggered effective dates from 2010 to 2018, including the imposition of an excise tax on high cost health care plans effective 2018. The additional accumulated postretirement liability resulting from the PPACA, which is not material to Altria Group, Inc., has been included in Altria Group, Inc.'s accumulated postretirement benefit obligation at December 31, 2010. Given the complexity of the PPACA and the extended time period during which implementation is expected to occur, further adjustments to Altria Group, Inc.'s accumulated postretirement benefit obligation may be necessary in the future.

The following assumptions were used to determine Altria Group, Inc.'s postretirement benefit obligations at December 31:

	2010	2009
Discount rate	5.5%	5.8%
Health care cost trend rate assumed for next year	8.0	7.5
Ultimate trend rate	5.0	5.0
Year that the rate reaches the ultimate trend rate	2017	2015

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects as of December 31, 2010:

	One-Percentage-Point Increase	One-Percentage-Point Decrease
Effect on total of service and interest cost	12.3%	(9.9)%
Effect on postretirement benefit obligation	10.1	(8.2)

Altria Group, Inc.'s estimated future benefit payments for its postretirement health care plans at December 31, 2010, were as follows:

(in millions)
2011	$146
2012	153
2013	160
2014	166
2015	170
2016-2020	850

Postemployment Benefit Plans

Altria Group, Inc. sponsors postemployment benefit plans covering substantially all salaried and certain hourly employees. The cost of these plans is charged to expense over the working life of the covered employees. Net postemployment costs consisted of the following for the years ended December 31, 2010, 2009 and 2008:

(in millions)	2010	2009	2008
Service cost	$1	$1	$2
Interest cost	1	1	2
Amortization of net loss	12	11	9
Other	5	178	240

Net postemployment costs	$19	$191	$253

"Other" postemployment cost shown in the table above for 2009 and 2008 primarily reflects incremental severance costs related to Altria Group, Inc.'s restructuring programs (See Note 6. Asset Impairment, Exit, Implementation and Integration Costs).

For the postemployment benefit plans, the estimated net loss that is expected to be amortized from accumulated other comprehensive losses into net postemployment costs during 2011 is approximately  $13 million.

Altria Group, Inc.'s postemployment benefit plans are not funded. The changes in the benefit obligations of the plans at December 31, 2010 and 2009, were as follows:

(in millions)	2010	2009
Accrued postemployment costs at beginning of year	$349	$475
Service cost	1	1
Interest cost	1	1
Benefits paid	(218)	(338)
Actuarial losses and assumption changes	13	32
Other	5	178

Accrued postemployment costs at end of year	$151	$349

The accrued postemployment costs were determined using a weighted-average discount rate of 3.8% and 5.3% in 2010 and 2009, respectively, an assumed weighted-average ultimate annual turnover rate of 0.5% in 2010 and 2009, assumed compensation cost increases of 4.0% in 2010 and 4.5% in 2009, respectively, and assumed benefits as defined in the respective plans. Postemployment costs arising from actions that offer employees benefits in excess of those specified in the respective plans are charged to expense when incurred.

■      Comprehensive Earnings/Losses: The amounts recorded in accumulated other comprehensive losses at December 31, 2010 consisted of the following:

(in millions)	Pensions	Post- retirement	Post- employment	Total
Net losses	$(2,287)	$(647)	$(151)	$(3,085)
Prior service (cost) credit	(62)	182		120
Deferred income taxes	914	180	60	1,154

Amounts recorded in accumulated other comprehensive losses	$(1,435)	$(285)	$(91)	$(1,811)

The amounts recorded in accumulated other comprehensive losses at December 31, 2009 consisted of the following:

(in millions)	Pensions	Post- retirement	Post- employment	Total
Net losses	$(2,372)	$(584)	$(153)	$(3,109)
Prior service (cost) credit	(59)	145		86
Deferred income taxes	948	169	60	1,177

Amounts recorded in accumulated other comprehensive losses	$(1,483)	$(270)	$(93)	$(1,846)

The movements in other comprehensive earnings/losses during the year ended December 31, 2010 were as follows:

(in millions)	Pensions	Post- retirement	Post- employment	Total
Amounts transferred to earnings as components of net periodic benefit cost:
Amortization:
Net losses	$126	$32	$12	$170
Prior service cost/credit	13	(21)		(8)
Deferred income taxes	(55)	(4)	(4)	(63)

	84	7	8	99

Other movements during the year:
Net losses	(41)	(95)	(10)	(146)
Prior service cost/credit	(16)	58		42
Deferred income taxes	21	15	4	40

	(36)	(22)	(6)	(64)

Total movements in other comprehensive earnings/losses	$48	$(15)	$2	$35

The movements in other comprehensive earnings/losses during the year ended December 31, 2009 were as follows:

(in millions)	Pensions	Post- retirement	Post- employment	Total
Amounts transferred to earnings as components of net periodic benefit cost:
Amortization:
Net losses	$119	$36	$11	$166
Prior service cost/credit	12	(9)		3
Other expense:
Net losses	3			3
Deferred income taxes	(52)	(10)	(4)	(66)

	82	17	7	106

Other movements during the year:
Net losses	413	(25)	(24)	364
Prior service cost/credit		75		75
Deferred income taxes	(161)	(19)	10	(170)

	252	31	(14)	269

Total movements in other comprehensive earnings/losses	$334	$48	$(7)	$375

The movements in other comprehensive earnings/losses during the year ended December 31, 2008 were as follows:

(in millions)	Pensions	Post- retirement	Post- employment	Total
Amounts transferred to earnings as components of net periodic benefit cost:
Amortization:
Net losses	$59	$31	$9	$99
Prior service cost/credit	12	(9)		3
Other income/expense:
Net losses	45			45
Prior service cost/credit	2	(5)		(3)
Deferred income taxes	(46)	(6)	(4)	(56)

	72	11	5	88

Other movements during the year:
Net losses	(2,072)	(270)	—	(2,342)
Prior service cost/credit	(30)	(7)		(37)
Deferred income taxes	821	109		930

	(1,281)	(168)	—	(1,449)

Amounts related to continuing operations	(1,209)	(157)	5	(1,361)
Amounts related to discontinued operations	(24)			(24)

Total movements in other comprehensive earnings/losses	$(1,233)	$(157)	$5	$(1,385)

Additional Information	12 Months Ended
Dec. 31, 2010
Additional Information

Note 19.

Additional Information:

The amounts shown below are for continuing operations.

	For the Years Ended December 31,
(in millions)	2010	2009	2008
Research and development expense	$144	$177	$232

Advertising expense	$5	$6	$6

Interest and other debt expense, net:
Interest expense	$1,136	$1,189	$237
Interest income	(3)	(4)	(70)

	$1,133	$1,185	$167

Interest expense of financial services operations included in cost of sales	$—	$20	$38

Rent expense	$58	$55	$59

Minimum rental commitments and sublease income under non-cancelable operating leases, including amounts associated with closed facilities primarily from the integration of UST (see Note 6. Asset Impairment, Exit, Implementation and Integration Costs), in effect at December 31, 2010, were as follows:

(in millions)	Rental Commitments	Sublease Income
2011	$57	$2
2012	47	2
2013	36	4
2014	24	3
2015	20	5
Thereafter	119	34

	$303	$50

Financial Instruments	12 Months Ended
Dec. 31, 2010
Financial Instruments

Note 20.

Financial Instruments:

■     Derivative Financial Instruments: Derivative financial instruments are used periodically by Altria Group, Inc. and its subsidiaries principally to reduce exposures to market risks resulting from fluctuations in interest rates and foreign exchange rates by creating offsetting exposures. Altria Group, Inc. is not a party to leveraged derivatives and, by policy, does not use derivative financial instruments for speculative purposes. Financial instruments qualifying for hedge accounting must maintain a specified level of effectiveness between the hedging instrument and the item being hedged, both at inception and throughout the hedged period. Altria Group, Inc. formally documents the nature and relationships between the hedging instruments and hedged items, as well as its risk-management objectives, strategies for undertaking the various hedge transactions and method of assessing hedge effectiveness. Additionally, for hedges of forecasted transactions, the significant characteristics and expected terms of the forecasted transaction must be specifically identified, and it must be probable that each forecasted transaction will occur. If it were deemed probable that the forecasted transaction will not occur, the gain or loss would be recognized in earnings currently. Altria Group, Inc. had no derivative activity during the year ended December 31, 2010. During the years ended December 31, 2009 and 2008, ineffectiveness related to fair value hedges and cash flow hedges was not material.

Derivative gains or losses reported in accumulated other comprehensive earnings (losses) are a result of qualifying hedging activity. Transfers of gains or losses from accumulated other comprehensive earnings (losses) to earnings are offset by the corresponding gains or losses on the underlying hedged item. Hedging activity affected accumulated other comprehensive earnings (losses), net of income taxes, during the years ended December 31, 2009 and 2008, as follows:

(in millions)	2009	2008
Loss as of beginning of year	$—	$(5)
Derivative losses transferred to earnings		93
Change in fair value		(270)
PMI spin-off		182

Total as of end of year	$—	$—

During 2009, subsidiaries of Altria Group, Inc. had forward foreign exchange contracts in connection with anticipated oak barrel purchases for Ste. Michelle's wine operations. These contracts, which were not material, expired in 2009 and were designated as effective cash flow hedges. During the second quarter of 2009, UST's interest rate swap contract, which was designated as an effective cash flow hedge, expired in conjunction with the maturity of UST's  $40 million senior notes. At December 31, 2010 and 2009, Altria Group, Inc. had no derivative financial instruments.

During the first quarter of 2008, Altria Group, Inc. purchased forward foreign exchange contracts to mitigate its exposure to changes in exchange rates from its euro-denominated debt. While these forward exchange contracts were effective as economic hedges, they did not qualify for hedge accounting treatment and, therefore,  $21 million of gains for the year ended December 31, 2008 relating to these contracts were reported in interest and other debt expense, net, in Altria Group, Inc.'s consolidated statement of earnings. These contracts and the related debt matured in the second quarter of 2008.

In addition, prior to the PMI spin-off in March 2008, Altria Group, Inc. used foreign currency swaps to mitigate its exposure to changes in exchange rates related to foreign currency denominated debt. These swaps converted fixed-rate foreign currency denominated debt to fixed-rate debt denominated in the functional currency of the borrowing entity, and were accounted for as cash flow hedges. Since the PMI spin-off, Altria Group, Inc. has had no such swap agreements remaining.

Prior to the PMI spin-off in March 2008, Altria Group, Inc. also designated certain foreign currency denominated debt and forwards as net investment hedges of foreign operations. During the year ended December 31, 2008, these hedges of net investments resulted in losses, net of income taxes, of  $85 million and were reported as a component of accumulated other comprehensive earnings (losses) within currency translation adjustments. The accumulated losses recorded as net investment hedges of foreign operations were recognized and recorded in connection with the PMI spin-off. Since the PMI spin-off, Altria Group, Inc. has had no such net investment hedges remaining.

■      Credit exposure and credit risk: Altria Group, Inc. is exposed to credit loss in the event of nonperformance by counterparties. Altria Group, Inc. does not anticipate nonperformance within its consumer products businesses. However, see Note 9. Finance Assets, net regarding PMCC's assessment of credit loss for its leasing portfolio.

Contingencies	12 Months Ended
Dec. 31, 2010
Contingencies

Note 21.

Contingencies:

Legal proceedings covering a wide range of matters are pending or threatened in various United States and foreign jurisdictions against Altria Group, Inc. and its subsidiaries, including PM USA and UST and its subsidiaries, as well as their respective indemnitees. Various types of claims are raised in these proceedings, including product liability, consumer protection, antitrust, tax, contraband shipments, patent infringement, employment matters, claims for contribution and claims of distributors.

Litigation is subject to uncertainty and it is possible that there could be adverse developments in pending or future cases. An unfavorable outcome or settlement of pending tobacco-related or other litigation could encourage the commencement of additional litigation. Damages claimed in some tobacco-related and other litigation are or can be significant and, in certain cases, range in the billions of dollars. The variability in pleadings in multiple jurisdictions, together with the actual experience of management in litigating claims, demonstrate that the monetary relief that may be specified in a lawsuit bears little relevance to the ultimate outcome. In certain cases, plaintiffs claim that defendants' liability is joint and several. In such cases, Altria Group, Inc. or its subsidiaries may face the risk that one or more co-defendants decline or otherwise fail to participate in the bonding required for an appeal or to pay their proportionate or jury-allocated share of a judgment. As a result, Altria Group, Inc. or its subsidiaries under certain circumstances may have to pay more than their proportionate share of any bonding- or judgment-related amounts.

Although PM USA has historically been able to obtain required bonds or relief from bonding requirements in order to prevent plaintiffs from seeking to collect judgments while adverse verdicts have been appealed, there remains a risk that such relief may not be obtainable in all cases. This risk has been substantially reduced given that 43 states now limit the dollar amount of bonds or require no bond at all. As discussed below, however, tobacco litigation plaintiffs have challenged the constitutionality of Florida's bond cap statute in several cases and plaintiffs may challenge other state bond cap statutes. Although we cannot predict the outcome of such challenges, it is possible that the consolidated results of operations, cash flows or financial position of Altria Group, Inc., or one or more of its subsidiaries, could be materially affected in a particular fiscal quarter or fiscal year by an unfavorable outcome of one or more such challenges.

Altria Group, Inc. and its subsidiaries record provisions in the consolidated financial statements for pending litigation when they determine that an unfavorable outcome is probable and the amount of the loss can be reasonably estimated. At the present time, while it is reasonably possible that an unfavorable outcome in a case may occur, except as discussed elsewhere in this Note 21. Contingencies: (i) management has concluded that it is not probable that a loss has been incurred in any of the pending tobacco-related cases; (ii) management is unable to estimate the possible loss or range of loss that could result from an unfavorable outcome in any of the pending tobacco-related cases; and (iii) accordingly, management has not provided any amounts in the consolidated financial statements for unfavorable outcomes, if any. Legal defense costs are expensed as incurred.

Altria Group, Inc. and its subsidiaries have achieved substantial success in managing litigation. Nevertheless, litigation is subject to uncertainty and significant challenges remain. It is possible that the consolidated results of operations, cash flows or financial position of Altria Group, Inc., or one or more of its subsidiaries, could be materially affected in a particular fiscal quarter or fiscal year by an unfavorable outcome or settlement of certain pending litigation. Altria Group, Inc. and each of its subsidiaries named as a defendant believe, and each has been so advised by counsel handling the respective cases, that it has valid defenses to the litigation pending against it, as well as valid bases for appeal of adverse verdicts. Each of the companies has defended, and will continue to defend, vigorously against litigation challenges. However, Altria Group, Inc. and its subsidiaries may enter into settlement discussions in particular cases if they believe it is in the best interests of Altria Group, Inc. to do so.

Overview of Altria Group, Inc. and/or PM USA Tobacco-Related Litigation

■     Types and Number of Cases: Claims related to tobacco products generally fall within the following categories: (i) smoking and health cases alleging personal injury brought on behalf of individual plaintiffs; (ii) smoking and health cases primarily alleging personal injury or seeking court-supervised programs for ongoing medical monitoring and purporting to be brought on behalf of a class of individual plaintiffs, including cases in which the aggregated claims of a number of individual plaintiffs are to be tried in a single proceeding; (iii) health care cost recovery cases brought by governmental (both domestic and foreign) and non-governmental plaintiffs seeking reimbursement for health care expenditures allegedly caused by cigarette smoking and/or disgorgement of profits; (iv) class action suits alleging that the uses of the terms "Lights" and "Ultra Lights" constitute deceptive and unfair trade practices, common law fraud, or violations of the Racketeer Influenced and Corrupt Organizations Act ("RICO"); and (v) other tobacco-related litigation described below. Plaintiffs' theories of recovery and the defenses raised in pending smoking and health, health care cost recovery and "Lights/Ultra Lights" cases are discussed below.

The table below lists the number of certain tobacco-related cases pending in the United States against PM USA and, in some instances, Altria Group, Inc. as of December 31, 2010, December 31, 2009 and December 31, 2008.

Type of Case	Number of Cases Pending as of December 31, 2010	Number of Cases Pending as of December 31, 2009	Number of Cases Pending as of December 31, 2008
Individual Smoking and Health Cases (1)	92	89	99
Smoking and Health Class Actions and Aggregated Claims Litigation (2)	11	7	9
Health Care Cost Recovery Actions	4	3	3
"Lights/Ultra Lights" Class Actions	27	28	18
Tobacco Price Cases	1	2	2

(1) Does not include 2,590 cases brought by flight attendants seeking compensatory damages for personal injuries allegedly caused by exposure to environmental tobacco smoke ("ETS"). The flight attendants allege that they are members of an ETS smoking and health class action, which was settled in 1997 (Broin). The terms of the court-approved settlement in that case allow class members to file individual lawsuits seeking compensatory damages, but prohibit them from seeking punitive damages. Also, does not include approximately 7,228 individual smoking and health cases (3,288 state court cases and 3,940 federal court cases) brought by or on behalf of approximately 8,900 plaintiffs in Florida (4,961 state court plaintiffs and 3,939 federal court plaintiffs) following the decertification of the Engle case discussed below. It is possible that some of these cases are duplicates and that additional cases have been filed but not yet recorded on the courts' dockets. Certain Broin plaintiffs have filed a motion seeking approximately  $50 million in sanctions for alleged interference by R.J. Reynolds Tobacco Company ("R.J. Reynolds") and PM USA with Lorillard, Inc.'s acceptance of offers of settlement in the Broin progeny cases.

(2) Includes as one case the 650 civil actions (of which 370 are actions against PM USA) that are proposed to be tried in a single proceeding in West Virginia (In re: Tobacco Litigation). Middleton and USSTC were named as defendants in this action but they, along with other non-cigarette manufacturers, have been severed from this case. The West Virginia Supreme Court of Appeals has ruled that the United States Constitution does not preclude a trial in two phases in this case. Under the current trial plan, issues related to defendants' conduct and plaintiffs' entitlement to punitive damages would be determined in the first phase. The second phase would consist of individual trials to determine liability, if any, as well as compensatory and punitive damages, if any. The case is currently scheduled for trial on October 17, 2011.

■      International Tobacco-Related Cases: As of December 31, 2010, PM USA is a named defendant in Israel in one "Lights" class action and one health care cost recovery action. PM USA is a named defendant in three health care cost recovery actions in Canada, two of which also name Altria Group, Inc. as a defendant. PM USA and Altria Group, Inc. are also named defendants in six smoking and health class actions filed in various Canadian provinces. See "Guarantees" for a discussion of the Distribution Agreement between Altria Group, Inc. and PMI that provides for indemnities for certain liabilities concerning tobacco products.

■     Pending and Upcoming Tobacco-Related Trials: As of December 31, 2010, 65 Engle progeny cases and 11 individual smoking and health cases against PM USA are set for trial in 2011. Cases against other companies in the tobacco industry are also scheduled for trial in 2011. Trial dates are subject to change.

■      Trial Results: Since January 1999, verdicts have been returned in 64 smoking and health, "Lights/Ultra Lights" and health care cost recovery cases in which PM USA was a defendant. Verdicts in favor of PM USA and other defendants were returned in 38 of the 64 cases. These 38 cases were tried in California (5), Florida (18), Mississippi (1), Missouri (2), New Hampshire (1), New Jersey (1), New York (3), Ohio (2), Pennsylvania (1), Rhode Island (1), Tennessee (2), and West Virginia (1). A motion for a new trial was granted in one of the cases in Florida.

Of the 26 cases in which verdicts were returned in favor of plaintiffs, eleven have reached final resolution and one case (Williams – see below) has reached partial resolution. A verdict against defendants in one health care cost recovery case (Blue Cross/Blue Shield) has been reversed and all claims were dismissed with prejudice. In addition, a verdict against defendants in a purported "Lights" class action in Illinois (Price) was reversed and the case was dismissed with prejudice in December 2006. In December 2008, the plaintiff in Price filed a motion with the state trial court to vacate the judgment dismissing this case in light of the United States Supreme Court's decision in Good (see below for a discussion of developments in Good and Price). After exhausting all appeals, PM USA has paid judgments in these cases totaling  $116.4 million and interest totaling  $70.6 million.

The chart below lists the verdicts and post-trial developments in the cases that were pending during 2010 in which verdicts were returned in favor of plaintiffs.

Date	Location of Court/ Name of Plaintiff	Type of Case	Verdict	Post-Trial Developments
August 2010	Florida/Piendle	Engle progeny	In August 2010, a Palm Beach County jury returned a verdict in favor of plaintiff and against PM USA and R.J. Reynolds. The jury awarded $4 million in compensatory damages and allocated 27.5% of the fault to PM USA (an amount of approximately $1.1 million). The jury also awarded $90,000 in punitive damages against PM USA.	In September 2010, the trial court entered final judgment. The parties' post-trial motions are still pending.

July 2010	Florida/Tate	Engle progeny	In July 2010, a Broward County jury in the Tate trial returned a verdict in favor of the plaintiff and against PM USA. The jury awarded $8 million in compensatory damages and allocated 64% of the fault to PM USA (an amount of approximately $5.1 million). The jury also awarded approximately $16.3 million in punitive damages against PM USA.	In August 2010, the trial court entered final judgment, and PM USA filed its notice of appeal and posted a $5 million appeal bond.

April 2010	Florida/Putney	Engle progeny	In April 2010, a Broward County jury in the Putney trial returned a verdict in favor of the plaintiff and against PM USA, R.J. Reynolds and Liggett Group. The jury awarded approximately $15.1 million in compensatory damages and allocated 15% of the fault to PM USA (an amount of approximately $2.3 million). The jury also awarded $2.5 million in punitive damages against PM USA.	In August 2010, the trial court entered final judgment. PM USA filed its notice of appeal and posted a $1.6 million appeal bond.

March 2010	Florida/R. Cohen	Engle progeny	In March 2010, a Broward County jury in the R. Cohen trial returned a verdict in favor of the plaintiff and against PM USA and R.J. Reynolds. The jury awarded $10 million in compensatory damages and allocated 33 1/3% of the fault to PM USA (an amount of approximately $3.3 million). The jury also awarded a total of $20 million in punitive damages, assessing separate $10 million awards against both defendants.	In July 2010, the trial court entered final judgment and, in August 2010, PM USA filed its notice of appeal. In October 2010, PM USA posted a $2.5 million appeal bond.

March 2010	Florida/Douglas	Engle progeny	In March 2010, the jury in the Douglas trial (conducted in Hillsborough County) returned a verdict in favor of the plaintiff and against PM USA, R.J. Reynolds and Liggett Group. The jury awarded $5 million in compensatory damages. Punitive damages were dismissed prior to trial. The jury allocated 18% of the fault to PM USA, resulting in an award of $900,000.	In June 2010, PM USA filed its notice of appeal and posted a $900,000 appeal bond. In September 2010, the plaintiff filed with the trial court a challenge to the constitutionality of the Florida bond cap statute.

November 2009	Florida/Naugle	Engle progeny	In November 2009, a Broward County jury in the Naugle trial returned a verdict in favor of the plaintiff and against PM USA. The jury awarded approximately $56.6 million in compensatory damages and $244 million in punitive damages. The jury allocated 90% of the fault to PM USA.	In March 2010, the trial court entered final judgment reflecting a reduced award of approximately $13 million in compensatory damages and $26 million in punitive damages. In April 2010, PM USA filed its notice of appeal and posted a $5 million appeal bond. In August 2010, upon the motion of PM USA, the trial court entered an amended final judgment of approximately $12.3 million in compensatory damages and approximately $24.5 million in punitive damages to correct a clerical error. The case remains on appeal.

August 2009	Florida/F. Campbell	Engle progeny	In August 2009, the jury in the F. Campbell trial (conducted in Escambia County) returned a verdict in favor of the plaintiff and against R.J. Reynolds, PM USA and Liggett Group. The jury awarded $7.8 million in compensatory damages. There was no punitive damages award. In September 2009, the trial court entered final judgment and awarded the plaintiff $156,000 in damages against PM USA due to the jury allocating only 2% of the fault to PM USA.	In January 2010, defendants filed their notice of appeal, and PM USA posted a $156,000 appeal bond. The Florida First District Court of Appeals heard argument on January 5, 2011.

August 2009	Florida/Barbanell	Engle progeny	In August 2009, a Broward County jury in the Barbanell trial returned a verdict in favor of the plaintiff, awarding $5.3 million in compensatory damages. The judge had previously dismissed the punitive damages claim. In September 2009, the trial court entered final judgment and awarded plaintiff $1.95 million in actual damages. The judgment reduced the jury's $5.3 million award of compensatory damages due to the jury allocating 36.5% of the fault to PM USA.	A notice of appeal was filed by PM USA in September 2009, and PM USA posted a $1.95 million appeal bond.

February 2009	Florida/Hess	Engle progeny	In February 2009, a Broward County jury in the Hess trial found in favor of plaintiffs and against PM USA. The jury awarded $3 million in compensatory damages and $5 million in punitive damages. In June 2009, the trial court entered final judgment and awarded plaintiffs $1,260,000 in actual damages and $5 million in punitive damages. The judgment reduced the jury's $3 million award of compensatory damages due to the jury allocating 42% of the fault to PM USA.	PM USA noticed an appeal to the Fourth District Court of Appeal in July 2009. In April 2010, the trial court signed an order releasing a previously posted bond pursuant to an agreement between the parties. The case remains on appeal.

May 2007	California/Whiteley	Individual Smoking and Health	Approximately $2.5 million in compensatory damages against PM USA and the other defendant in the case, as well as $250,000 in punitive damages against the other defendant in the case.	In October 2007, in a limited retrial on the issue of punitive damages, the jury found that plaintiffs are not entitled to punitive damages against PM USA. In March 2008, PM USA noticed an appeal to the California Court of Appeal, First Appellate District, which affirmed the judgment in October 2009. In November 2009, PM USA and the other defendant in the case filed a petition for review with the California Supreme Court. In January 2010, the California Supreme Court denied defendants' petition for review. PM USA recorded a provision for compensatory damages of $1.26 million plus costs and interest in the first quarter of 2010, and paid its share of the judgment in February 2010, concluding this litigation.

August 2006	District of Columbia/United States of America	Health Care Cost Recovery	Finding that defendants, including Altria Group, Inc. and PM USA, violated the civil provisions of RICO. No monetary damages were assessed, but the court made specific findings and issued injunctions. See Federal Government's Lawsuit below.	See Federal Government's Lawsuit below.

May 2004	Louisiana/Scott	Smoking and Health Class Action	Approximately $590 million against all defendants, including PM USA, jointly and severally, to fund a 10-year smoking cessation program.	See Scott Class Action below.

October 2002	California/Bullock	Individual Smoking and Health	$850,000 in compensatory damages and $28 billion in punitive damages against PM USA.	See discussion (1) below.

June 2002	Florida/Lukacs	Engle progeny	$37.5 million in compensatory damages against all defendants, including PM USA.	In March 2003, the trial court reduced the damages award to $24.8 million. Final judgment was entered in November 2008, awarding plaintiffs actual damages of $24.8 million, plus interest from the date of the verdict. Defendants filed a notice of appeal in December 2008. In March 2010, the Florida Third District Court of Appeal affirmed per curiam the trial court decision without issuing an opinion. Subsequent review by the Florida Supreme Court of a per curiam affirmance without opinion is generally prohibited. In May 2010, the court of appeal denied the defendants' petition for re-hearing. In June 2010, PM USA paid its share of the judgment which, with interest, amounted to approximately $15.1 million.

March 2002	Oregon/Schwarz	Individual Smoking and Health	$168,500 in compensatory damages and $150 million in punitive damages against PM USA.	In May 2002, the trial court reduced the punitive damages award to $100 million. In October 2002, PM USA posted an appeal bond of approximately $58.3 million. In May 2006, the Oregon Court of Appeals affirmed the compensatory damages verdict, reversed the award of punitive damages and remanded the case to the trial court for a second trial to determine the amount of punitive damages, if any. In June 2006, plaintiff petitioned the Oregon Supreme Court to review the portion of the court of appeals' decision reversing and remanding the case for a new trial on punitive damages. In June 2010, the Oregon Supreme Court affirmed the court of appeals' decision and remanded the case to the trial court for a new trial limited to the question of punitive damages. In July 2010, plaintiff filed a petition for rehearing with the Oregon Supreme Court. On December 30, 2010, the Oregon Supreme Court reaffirmed its earlier ruling, clarified that the only issue for retrial is the amount of punitive damages and awarded PM USA approximately $500,000 in costs. On January 7, 2011, the trial court issued an order releasing PM USA's appeal bond.

March 1999	Oregon/Williams	Individual Smoking and Health	$800,000 in compensatory damages (capped statutorily at $500,000), $21,500 in medical expenses and $79.5 million in punitive damages against PM USA.	See discussion (2) below.

(1) Bullock: In December 2002, the trial court reduced the punitive damages award to  $28 million. In April 2006, the California Court of Appeal affirmed the  $28 million punitive damages award. In August 2006, the California Supreme Court denied plaintiffs' petition to overturn the trial court's reduction of the punitive damages award and granted PM USA's petition for review challenging the punitive damages award. The court granted review of the case on a "grant and hold" basis under which further action by the court was deferred pending the United States Supreme Court's 2007 decision on punitive damages in the Williams case described below. In February 2007, the United States Supreme Court vacated the punitive damages judgment in Williams and remanded the case to the Oregon Supreme Court for proceedings consistent with its decision. In May 2007, the California Supreme Court transferred the case to the Second District of the California Court of Appeal with directions that the court vacate its 2006 decision and reconsider the case in light of the United States Supreme Court's decision in Williams. In January 2008, the California Court of Appeal reversed the judgment with respect to the  $28 million punitive damages award, affirmed the judgment in all other respects, and remanded the case to the trial court to conduct a new trial on the amount of punitive damages. In March 2008, plaintiffs and PM USA appealed to the California Supreme Court. In April 2008, the California Supreme Court denied both petitions for review. In July 2008,  $43.3 million of escrow funds were returned to PM USA. The case was remanded to the superior court for a new trial on the amount of punitive damages, if any. In August 2009, the jury returned a verdict, and in December 2009, the superior court entered a judgment, awarding plaintiff  $13.8 million in punitive damages, plus costs. In December 2009, PM USA filed a motion for judgment notwithstanding the verdict that seeks a reduction of the punitive damages award, which motion was denied in January 2010. PM USA noticed an appeal in February 2010 and posted an appeal bond of approximately  $14.7 million. As of December 31, 2010, PM USA has recorded a provision of approximately  $1.7 million for compensatory damages, costs and interest.

(2) Williams: The trial court reduced the punitive damages award to approximately  $32 million, and PM USA and plaintiff appealed. In June 2002, the Oregon Court of Appeals reinstated the  $79.5 million punitive damages award. Following the Oregon Supreme Court's refusal to hear PM USA's appeal, PM USA recorded a provision of  $32 million and petitioned the United States Supreme Court for further review (PM USA later recorded additional provisions of approximately  $29 million related primarily to accrued interest). In October 2003, the United States Supreme Court set aside the Oregon appellate court's ruling and directed the Oregon court to reconsider the case in light of the 2003 State Farm decision by the United States Supreme Court, which limited punitive damages. In June 2004, the Oregon Court of Appeals reinstated the  $79.5 million punitive damages award. In February 2006, the Oregon Supreme Court affirmed the Court of Appeals' decision. The United States Supreme Court granted PM USA's petition for writ of certiorari in May 2006. In February 2007, the United States Supreme Court vacated the  $79.5 million punitive damages award, holding that the United States Constitution prohibits basing punitive damages awards on harm to non-parties. The Court also found that states must assure that appropriate procedures are in place so that juries are provided with proper legal guidance as to the constitutional limitations on awards of punitive damages. Accordingly, the Court remanded the case to the Oregon Supreme Court for further proceedings consistent with this decision. In January 2008, the Oregon Supreme Court affirmed the Oregon Court of Appeals' June 2004 decision, which in turn, upheld the jury's compensatory damages award and reinstated the jury's award of  $79.5 million in punitive damages. In March 2008, PM USA filed a petition for writ of certiorari with the United States Supreme Court, which was granted in June 2008. In March 2009, the United States Supreme Court dismissed the writ of certiorari as being improvidently granted. Subsequent to the United States Supreme Court's dismissal, PM USA paid  $61.1 million to the plaintiffs, representing the compensatory damages award, forty percent of the punitive damages award and accrued interest. Oregon state law requires that sixty percent of any punitive damages award be paid to the state. However, PM USA believes that, as a result of the Master Settlement Agreement ("MSA"), it is not liable for the sixty percent that would be paid to the state. Oregon and PM USA are parties to a proceeding in Oregon state court that seeks a determination of PM USA's liability for that sixty percent. If PM USA prevails, its obligation to pay punitive damages will be limited to the forty percent previously paid to the plaintiff. The court has consolidated that MSA proceeding with Williams, where plaintiff seeks to challenge the constitutionality of the Oregon statute apportioning the punitive damages award and claims that any punitive damages award released by the state reverts to plaintiff. In February 2010, the trial court ruled that the state is not entitled to collect its sixty percent share of the punitive damages award. In June 2010, after hearing argument, the trial court held that, under the Oregon statute, PM USA is not required to pay the sixty percent share to plaintiff. In October 2010 the trial court rejected plaintiff's argument that the Oregon statute regarding allocation of punitive damages is unconstitutional. The combined effect of these rulings is that PM USA would not be required to pay the state's sixty percent share of the punitive damages award. Both the plaintiff in Williams and the state appealed these rulings to the Oregon Court of Appeals. On its own motion, the Oregon Court of Appeals on December 15, 2010, certified the appeals to the Oregon Supreme Court, and on December 16, 2010, the Oregon Supreme Court accepted certification. PM USA has asked the Oregon Supreme Court to reconsider its decision to accept certification of the case.

■     Security for Judgments: To obtain stays of judgments pending current appeals, as of December 31, 2010, PM USA has posted various forms of security totaling approximately  $103 million, the majority of which has been collateralized with cash deposits that are included in other assets on the consolidated balance sheets.

■     Engle Class Action: In July 2000, in the second phase of the Engle smoking and health class action in Florida, a jury returned a verdict assessing punitive damages totaling approximately  $145 billion against various defendants, including  $74 billion against PM USA. Following entry of judgment, PM USA posted a bond in the amount of  $100 million and appealed.

In May 2001, the trial court approved a stipulation providing that execution of the punitive damages component of the Engle judgment will remain stayed against PM USA and the other participating defendants through the completion of all judicial review. As a result of the stipulation, PM USA placed  $500 million into a separate interest-bearing escrow account that, regardless of the outcome of the judicial review, will be paid to the court and the court will determine how to allocate or distribute it consistent with Florida Rules of Civil Procedure. In July 2001, PM USA also placed  $1.2 billion into an interest-bearing escrow account, which was returned to PM USA in December 2007. In addition, the  $100 million bond related to the case has been discharged. In connection with the stipulation, PM USA recorded a  $500 million pre-tax charge in its consolidated statement of earnings for the quarter ended March 31, 2001. In May 2003, the Florida Third District Court of Appeal reversed the judgment entered by the trial court and instructed the trial court to order the decertification of the class. Plaintiffs petitioned the Florida Supreme Court for further review.

In July 2006, the Florida Supreme Court ordered that the punitive damages award be vacated, that the class approved by the trial court be decertified, and that members of the decertified class could file individual actions against defendants within one year of issuance of the mandate. The court further declared the following Phase I findings are entitled to res judicata effect in such individual actions brought within one year of the issuance of the mandate: (i) that smoking causes various diseases; (ii) that nicotine in cigarettes is addictive; (iii) that defendants' cigarettes were defective and unreasonably dangerous; (iv) that defendants concealed or omitted material information not otherwise known or available knowing that the material was false or misleading or failed to disclose a material fact concerning the health effects or addictive nature of smoking; (v) that defendants agreed to misrepresent information regarding the health effects or addictive nature of cigarettes with the intention of causing the public to rely on this information to their detriment; (vi) that defendants agreed to conceal or omit information regarding the health effects of cigarettes or their addictive nature with the intention that smokers would rely on the information to their detriment; (vii) that all defendants sold or supplied cigarettes that were defective; and (viii) that defendants were negligent. The court also reinstated compensatory damages awards totaling approximately  $6.9 million to two individual plaintiffs and found that a third plaintiff's claim was barred by the statute of limitations. In February 2008, PM USA paid a total of  $2,964,685, which represents its share of compensatory damages and interest to the two individual plaintiffs identified in the Florida Supreme Court's order.

In August 2006, PM USA sought rehearing from the Florida Supreme Court on parts of its July 2006 opinion, including the ruling (described above) that certain jury findings have res judicata effect in subsequent individual trials timely brought by Engle class members. The rehearing motion also asked, among other things, that legal errors that were raised but not expressly ruled upon in the Third District Court of Appeal or in the Florida Supreme Court now be addressed. Plaintiffs also filed a motion for rehearing in August 2006 seeking clarification of the applicability of the statute of limitations to non-members of the decertified class. In December 2006, the Florida Supreme Court refused to revise its July 2006 ruling, except that it revised the set of Phase I findings entitled to res judicata effect by excluding finding (v) listed above (relating to agreement to misrepresent information), and added the finding that defendants sold or supplied cigarettes that, at the time of sale or supply, did not conform to the representations of fact made by defendants. In January 2007, the Florida Supreme Court issued the mandate from its revised opinion. Defendants then filed a motion with the Florida Third District Court of Appeal requesting that the court address legal errors that were previously raised by defendants but have not yet been addressed either by the Third District Court of Appeal or by the Florida Supreme Court. In February 2007, the Third District Court of Appeal denied defendants' motion. In May 2007, defendants' motion for a partial stay of the mandate pending the completion of appellate review was denied by the Third District Court of Appeal. In May 2007, defendants filed a petition for writ of certiorari with the United States Supreme Court. In October 2007, the United States Supreme Court denied defendants' petition. In November 2007, the United States Supreme Court denied defendants' petition for rehearing from the denial of their petition for writ of certiorari.

The deadline for filing Engle progeny cases, as required by the Florida Supreme Court's decision, expired in January 2008. As of December 31, 2010, approximately 7,228 cases (3,288 state court cases and 3,940 federal court cases) were pending against PM USA or Altria Group, Inc. asserting individual claims by or on behalf of approximately 8,900 plaintiffs (4,961 state court plaintiffs and 3,939 federal court plaintiffs). It is possible that some of these cases are duplicates. Some of these cases have been removed from various Florida state courts to the federal district courts in Florida, while others were filed in federal court. In July 2007, PM USA and other defendants requested that the multi-district litigation panel order the transfer of all such cases pending in the federal courts, as well as any other Engle progeny cases that may be filed, to the Middle District of Florida for pretrial coordination. The panel denied this request in December 2007. In October 2007, attorneys for plaintiffs filed a motion to consolidate all pending and future cases filed in the state trial court in Hillsborough County. The court denied this motion in November 2007. In February 2008, the trial court decertified the class except for purposes of the May 2001 bond stipulation, and formally vacated the punitive damages award pursuant to the Florida Supreme Court's mandate. In April 2008, the trial court ruled that certain defendants, including PM USA, lacked standing with respect to allocation of the funds escrowed under the May 2001 bond stipulation and will receive no credit at this time from the  $500 million paid by PM USA against any future punitive damages awards in cases brought by former Engle class members.

In May 2008, the trial court, among other things, decertified the limited class maintained for purposes of the May 2001 bond stipulation and, in July 2008, severed the remaining plaintiffs' claims except for those of Howard Engle. The only remaining plaintiff in the Engle case, Howard Engle, voluntarily dismissed his claims with prejudice. In July 2008, attorneys for a putative former Engle class member petitioned the Florida Supreme Court to permit members of the Engle class additional time to file individual lawsuits. The Florida Supreme Court denied this petition in January 2009.

■      Federal Engle Progeny Cases: Three federal district courts (in the Merlob, Brown and Burr cases) ruled that the findings in the first phase of the Engle proceedings cannot be used to satisfy elements of plaintiffs' claims, and two of those rulings (Brown and Burr) were certified by the trial court for interlocutory review. The certification in both cases was granted by the United States Court of Appeals for the Eleventh Circuit and the appeals were consolidated. In February 2009, the appeal in Burr was dismissed for lack of prosecution. In July 2010, the Eleventh Circuit ruled that plaintiffs do not have an unlimited right to use the findings from the original Engle trial to meet their burden of establishing the elements of their claims at trial. Rather, plaintiffs may only use the findings to establish those specific facts, if any, that they demonstrate with a reasonable degree of certainty were actually decided by the original Engle jury. The Eleventh Circuit remanded the case to the district court to determine what specific factual findings the Engle jury actually made. Engle progeny cases pending in the federal district courts in the Middle District of Florida asserting individual claims by or on behalf of approximately 4,420 plaintiffs had been stayed pending the Eleventh Circuit's review. On December 22, 2010, stays were lifted in 12 cases selected by plaintiffs, and notices of voluntary dismissals of approximately 500 cases have been granted. The remaining cases are currently stayed.

■     Florida Bond Cap Statute: In June 2009, Florida amended its existing bond cap statute by adding a  $200 million bond cap that applies to all Engle progeny lawsuits in the aggregate and establishes individual bond caps for individual Engle progeny cases in amounts that vary depending on the number of judgments in effect at a given time. The legislation, which became effective in June 2009, applies to judgments entered after the effective date and remains in effect until December 31, 2012. Plaintiffs in three Engle progeny cases against R.J. Reynolds in Alachua County, Florida (Alexander, Townsend and Hall) and one case in Escambia County (Clay) have challenged the constitutionality of the bond cap statute. The Florida Attorney General has intervened in these cases in defense of the constitutionality of the statute. Argument in these cases was heard in September 2010. Plaintiffs in one Engle progeny case against PM USA and R.J. Reynolds in Hillsborough County (Douglas) have also challenged the constitutionality of the bond cap statute. On January 4, 2011, the trial court in Escambia County rejected plaintiffs' bond cap statute challenge and declared the statute constitutional in the Clay case.

■     Engle Progeny Trial Results: As of December 31, 2010, eighteen Engle progeny cases involving PM USA have resulted in verdicts since the Florida Supreme Court Engle decision. Nine verdicts (see Hess, Barbanell, F. Campbell, Naugle, Douglas, R. Cohen, Putney, Tate and Piendle descriptions in the table above) were returned in favor of plaintiffs and nine verdicts were returned in favor of PM USA (Gelep, Kalyvas, Gil de Rubio, Warrick, Willis, Frazier, C. Campbell, Rohr and Espinosa). Engle progeny trial results adverse to PM USA are included in the totals provided in Trial Results above. In addition, there have been a number of mistrials, only some of which have resulted in new trials as of December 31, 2010.

In Lukacs, a case that was tried to verdict before the Florida Supreme Court Engle decision and is described in Trial Results above, the Florida Third District Court of Appeal in March 2010 affirmed per curiam the trial court decision without issuing an opinion. Under Florida procedure, further review of a per curiam affirmance without opinion by the Florida Supreme Court is generally prohibited. In April 2010, defendants filed their petition for rehearing with the Court of Appeal. In May 2010, the Court of Appeal denied the defendants' petition. The defendants paid the judgment in June 2010.

In May 2010, the jury returned a verdict in favor of PM USA in the Gil de Rubio case. In June 2010, plaintiff filed a motion for a new trial.

In October 2010, juries in five Engle progeny cases (Warrick, Willis, Frazier, C. Campbell and Rohr) returned verdicts in favor of PM USA. The Willis and C. Campbell cases have concluded.

On November 12, 2010, the jury in the Espinosa case returned a verdict in favor of PM USA.

■      Appeals of Engle Progeny Verdicts: Plaintiffs in various Engle progeny cases have appealed adverse rulings or verdicts, and in some cases, PM USA has cross-appealed. PM USA's appeals of adverse verdicts are discussed in Trial Results above.

On December 14, 2010, in a case against R.J. Reynolds in Escambia County (Martin), the Florida First District Court of Appeals issued the first ruling by a Florida intermediate appellate court to substantively address the Brown decision of the U.S. Circuit Court of Appeals for the Eleventh Circuit, affirming the final judgment entered in plaintiff's favor imposing both compensatory and punitive damages. The panel held that the trial court correctly construed the Florida Supreme Court's 2006 decision in Engle in instructing the jury on the preclusive effect of the first phase of the Engle proceedings, expressly disagreeing with certain aspects of the Brown decision. R.J. Reynolds is seeking en banc review as well as certification of the appeal to the Florida Supreme Court.

■     Scott Class Action: In July 2003, following the first phase of the trial in the Scott class action, in which plaintiffs sought creation of a fund to pay for medical monitoring and smoking cessation programs, a Louisiana jury returned a verdict in favor of defendants, including PM USA, in connection with plaintiffs' medical monitoring claims, but also found that plaintiffs could benefit from smoking cessation assistance. The jury also found that cigarettes as designed are not defective but that the defendants failed to disclose all they knew about smoking and diseases and marketed their products to minors. In May 2004, in the second phase of the trial, the jury awarded plaintiffs approximately  $590 million against all defendants jointly and severally, to fund a 10-year smoking cessation program.

In June 2004, the court entered judgment, which awarded plaintiffs the approximately  $590 million jury award plus prejudgment interest accruing from the date the suit commenced. PM USA's share of the jury award and prejudgment interest has not been allocated. Defendants, including PM USA, appealed. Pursuant to a stipulation of the parties, the trial court entered an order setting the amount of the bond at  $50 million for all defendants in accordance with an article of the Louisiana Code of Civil Procedure, and a Louisiana statute (the "bond cap law"), fixing the amount of security in civil cases involving a signatory to the MSA. Under the terms of the stipulation, plaintiffs reserve the right to contest, at a later date, the sufficiency or amount of the bond on any grounds including the applicability or constitutionality of the bond cap law. In September 2004, defendants collectively posted a bond in the amount of  $50 million ( $12.5 million of which was posted by PM USA).

In February 2007, the Louisiana Fourth Circuit Court of Appeal issued a ruling on defendants' appeal that, among other things: affirmed class certification but limited the scope of the class; struck certain of the categories of damages included in the judgment, reducing the amount of the award by approximately  $312 million; vacated the award of prejudgment interest, which totaled approximately  $444 million as of February 15, 2007; and ruled that the only class members who are eligible to participate in the smoking cessation program are those who began smoking before, and whose claims accrued by, September 1, 1988. As a result, the Louisiana Court of Appeal remanded the case for proceedings consistent with its opinion, including further reduction of the amount of the award based on the size of the new class. In March 2007, the Louisiana Court of Appeal rejected defendants' motion for rehearing and clarification. In January 2008, the Louisiana Supreme Court denied plaintiffs' and defendants' petitions for writ of certiorari. In March 2008, plaintiffs filed a motion to execute the approximately  $279 million judgment plus post-judgment interest or, in the alternative, for an order to the parties to submit revised damages figures. Defendants filed a motion to have judgment entered in favor of defendants based on accrual of all class member claims after September 1, 1988 or, in the alternative, for the entry of a case management order. In April 2008, the Louisiana Supreme Court denied defendants' motion to stay proceedings and the defendants filed a petition for writ of certiorari with the United States Supreme Court. In June 2008, the United States Supreme Court denied the defendant's petition. Plaintiffs filed a motion to enter judgment in the amount of approximately  $280 million (subsequently changed to approximately  $264 million) and defendants filed a motion to enter judgment in their favor dismissing the case entirely or, alternatively, to enter a case management order for a new trial. In July 2008, the trial court entered an Amended Judgment and Reasons for Judgment denying both motions, but ordering defendants to deposit into the registry of the court the sum of  $263,532,762 plus post-judgment interest.

In September 2008, defendants filed an application for writ of mandamus or supervisory writ to secure the right to appeal with the Louisiana Fourth Circuit Court of Appeal, and in December 2008, the trial court entered an order permitting the appeal and approving a  $50 million bond for all defendants in accordance with the Louisiana bond cap law discussed above. In April 2009, plaintiffs filed a cross-appeal seeking to reinstate the June 2004 judgment and to award the medical monitoring rejected by the jury.

In April 2010, the Louisiana Fourth Circuit Court of Appeal issued a decision that affirmed in part prior decisions ordering the defendants to fund a statewide 10-year smoking cessation program. In its decision, the Court of Appeal amended and, as amended, affirmed the amended 2008 trial court judgment and ruled that, although the trial court erred, the defendants have no right to a trial to determine, among other things, those class members with valid claims not barred by Louisiana law. After conducting its own independent review of the record, the Court of Appeal made its own factual findings with respect to liability and the amount owed, lowering the amount of the judgment to approximately  $241 million, plus interest commencing July 21, 2008, the date of entry of the amended judgment (which as of December 31, 2010 is approximately  $32 million). In its decision, the Court of Appeal disallowed approximately  $80 million in post-judgment interest. In addition, the Court of Appeal declined plaintiffs' cross appeal requests for a medical monitoring program and reinstatement of other components of the smoking cessation program. The Court of Appeal specifically reserved to the defendants the right to assert claims to any unspent or unused surplus funds at the termination of the smoking cessation program. In June 2010, defendants and plaintiffs filed separate writ of certiorari applications with the Louisiana Supreme Court. The Louisiana Supreme Court denied both sides' applications. In September 2010, upon defendants' application, the United States Supreme Court granted a stay of the judgment pending the defendants' filing and the Court's disposition of the defendants' petition for a writ of certiorari. The defendants' filed their petition for a writ of certiorari on December 2, 2010. As of December 31, 2010, PM USA has recorded a provision of  $26 million in connection with the case and has recorded additional provisions of approximately  $3.4 million related to accrued interest.

Smoking and Health Litigation

■     Overview: Plaintiffs' allegations of liability in smoking and health cases are based on various theories of recovery, including negligence, gross negligence, strict liability, fraud, misrepresentation, design defect, failure to warn, nuisance, breach of express and implied warranties, breach of special duty, conspiracy, concert of action, violations of deceptive trade practice laws and consumer protection statutes, and claims under the federal and state anti-racketeering statutes. Plaintiffs in the smoking and health actions seek various forms of relief, including compensatory and punitive damages, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, and injunctive and equitable relief. Defenses raised in these cases include lack of proximate cause, assumption of the risk, comparative fault and/or contributory negligence, statutes of limitations and preemption by the Federal Cigarette Labeling and Advertising Act.

In July 2008, the New York Supreme Court, Appellate Division, First Department in Fabiano, an individual personal injury case, held that plaintiffs' punitive damages claim was barred by the MSA based on principles of res judicata because the New York Attorney General had already litigated the punitive damages claim on behalf of all New York residents. In May 2010, the New York Supreme Court, Appellate Division, Second Department, adopted the reasoning of the First Department in Fabiano and issued a per curiam opinion affirming separate trial court rulings dismissing plaintiffs' punitive damages claims in Shea and Tomasino, two individual personal injury cases.

■     Smoking and Health Class Actions: Since the dismissal in May 1996 of a purported nationwide class action brought on behalf of allegedly addicted smokers, plaintiffs have filed numerous putative smoking and health class action suits in various state and federal courts. In general, these cases purport to be brought on behalf of residents of a particular state or states (although a few cases purport to be nationwide in scope) and raise addiction claims and, in many cases, claims of physical injury as well.

Class certification has been denied or reversed by courts in 58 smoking and health class actions involving PM USA in Arkansas (1), the District of Columbia (2), Florida (2), Illinois (3), Iowa (1), Kansas (1), Louisiana (1), Maryland (1), Michigan (1), Minnesota (1), Nevada (29), New Jersey (6), New York (2), Ohio (1), Oklahoma (1), Pennsylvania (1), Puerto Rico (1), South Carolina (1), Texas (1) and Wisconsin (1).

PM USA and Altria Group, Inc. are named as defendants, along with other cigarette manufacturers, in six actions filed in the Canadian provinces of Alberta, Manitoba, Nova Scotia, Saskatchewan and British Columbia. In Saskatchewan and British Columbia, plaintiffs seek class certification on behalf of individuals who suffer or have suffered from various diseases including chronic obstructive pulmonary disease, emphysema, heart disease or cancer after smoking defendants' cigarettes. In the actions filed in Alberta, Manitoba and Nova Scotia, plaintiffs seek certification of classes of all individuals who smoked defendants' cigarettes. See "Guarantees" for a discussion of the Distribution Agreement between Altria Group, Inc. and PMI that provides for indemnities for certain liabilities concerning tobacco products.

■      Medical Monitoring Class Actions: A class remains certified in the Scott class action discussed above. Four other purported medical monitoring class actions are pending against PM USA. These cases have been brought in New York (Caronia, filed in January 2006 in the United States District Court for the Eastern District of New York), Massachusetts (Donovan, filed in December 2006 in the United States District Court for the District of Massachusetts), California (Xavier, filed in May 2010 in the United States District Court for the Northern District of California), and Florida (Gargano, filed on November 9, 2010 in the United States District Court for the Southern District of Florida) on behalf of each state's respective residents who: are age 50 or older; have smoked the Marlboro brand for 20 pack-years or more; and have neither been diagnosed with lung cancer nor are under investigation by a physician for suspected lung cancer. Plaintiffs in these cases seek to impose liability under various product-based causes of action and the creation of a court-supervised program providing members of the purported class Low Dose CT Scanning in order to identify and diagnose lung cancer. Plaintiffs in these cases do not seek punitive damages.

In Caronia, in February 2010, the district court granted in part PM USA's summary judgment motion, dismissing plaintiffs' strict liability and negligence claims and certain other claims, granted plaintiffs leave to amend their complaint to allege a medical monitoring cause of action and requested further briefing on PM USA's summary judgment motion as to plaintiffs' implied warranty claim and, if plaintiffs amend their complaint, their medical monitoring claim. In March 2010, plaintiffs filed their amended complaint and PM USA moved to dismiss the implied warranty and medical monitoring claims. On January 13, 2011, the district court granted PM USA's motion, dismissed plaintiffs' claims and declared plaintiffs' motion for class certification moot in light of the dismissal of the case. The plaintiffs have filed a notice of appeal with the U.S. Court of Appeals for the Second Circuit.

In Donovan, the Supreme Judicial Court of Massachusetts, in answering questions certified to it by the district court, held in October 2009 that under certain circumstances state law recognizes a claim by individual smokers for medical monitoring despite the absence of an actual injury. The court also ruled that whether or not the case is barred by the applicable statute of limitations is a factual issue to be determined by the trial court. The case was remanded to federal court for further proceedings. In June 2010, the district court granted in part the plaintiffs' motion for class certification, certifying the class as to plaintiffs' claims for breach of implied warranty and violation of the Massachusetts Consumer Protection Act, but denying certification as to plaintiffs' negligence claim. In July 2010, PM USA petitioned the U.S. Court of Appeals for the First Circuit for appellate review of the class certification decision. The petition was denied in September 2010. Trial has been set for August 1, 2011.

In Xavier, in October 2010, the trial court granted PM USA's motion to dismiss plaintiffs' unfair competition claim and independent medical monitoring cause of action. Although a class has not yet been certified, trial has been set for November 14, 2011.

In Gargano, PM USA filed a motion to dismiss on December 20, 2010. On January 18, 2011, after the time to respond to PM USA's motion to dismiss had expired, plaintiff filed a motion seeking leave to file an amended complaint.

Another purported class action (Calistro) was filed in July 2010 in the U.S. District Court for the District of the Virgin Islands, Division of St. Thomas & St. John. Altria Group, Inc. was voluntarily dismissed from the case by the plaintiffs in August 2010. In September 2010, plaintiffs voluntarily dismissed without prejudice their claims against all defendants except PM USA. Plaintiffs filed a motion to stay and transfer the case to the "Lights" multidistrict litigation proceeding discussed below. Following the plaintiffs' amendment of their complaint to assert only "Lights" economic loss claims and to eliminate all medical monitoring claims, the case was transferred to the multidistrict "Lights" proceedings discussed below.

Health Care Cost Recovery Litigation

■     Overview: In health care cost recovery litigation, governmental entities and non-governmental plaintiffs seek reimbursement of health care cost expenditures allegedly caused by tobacco products and, in some cases, of future expenditures and damages as well. Relief sought by some but not all plaintiffs includes punitive damages, multiple damages and other statutory damages and penalties, injunctions prohibiting alleged marketing and sales to minors, disclosure of research, disgorgement of profits, funding of anti-smoking programs, additional disclosure of nicotine yields, and payment of attorney and expert witness fees.

The claims asserted include the claim that cigarette manufacturers were "unjustly enriched" by plaintiffs' payment of health care costs allegedly attributable to smoking, as well as claims of indemnity, negligence, strict liability, breach of express and implied warranty, violation of a voluntary undertaking or special duty, fraud, negligent misrepresentation, conspiracy, public nuisance, claims under federal and state statutes governing consumer fraud, antitrust, deceptive trade practices and false advertising, and claims under federal and state anti-racketeering statutes.

Defenses raised include lack of proximate cause, remoteness of injury, failure to state a valid claim, lack of benefit, adequate remedy at law, "unclean hands" (namely, that plaintiffs cannot obtain equitable relief because they participated in, and benefited from, the sale of cigarettes), lack of antitrust standing and injury, federal preemption, lack of statutory authority to bring suit, and statutes of limitations. In addition, defendants argue that they should be entitled to "set off" any alleged damages to the extent the plaintiffs benefit economically from the sale of cigarettes through the receipt of excise taxes or otherwise. Defendants also argue that these cases are improper because plaintiffs must proceed under principles of subrogation and assignment. Under traditional theories of recovery, a payor of medical costs (such as an insurer) can seek recovery of health care costs from a third party solely by "standing in the shoes" of the injured party. Defendants argue that plaintiffs should be required to bring any actions as subrogees of individual health care recipients and should be subject to all defenses available against the injured party.

Although there have been some decisions to the contrary, most judicial decisions have dismissed all or most health care cost recovery claims against cigarette manufacturers. Nine federal circuit courts of appeals and eight state appellate courts, relying primarily on grounds that plaintiffs' claims were too remote, have ordered or affirmed dismissals of health care cost recovery actions. The United States Supreme Court has refused to consider plaintiffs' appeals from the cases decided by five circuit courts of appeals.

In March 1999, in the first health care cost recovery case to go to trial, an Ohio jury returned a verdict in favor of defendants on all counts. In addition, a  $17.8 million verdict against defendants (including  $6.8 million against PM USA) was reversed in a health care cost recovery case in New York, and all claims were dismissed with prejudice in February 2005 (Blue Cross/Blue Shield).

In the health care cost recovery case brought by the City of St. Louis, Missouri and approximately 40 Missouri hospitals, in which PM USA, USSTC and Altria Group, Inc. are defendants (City of St. Louis), the trial court in July 2010, granted defendants' motion for summary judgment with respect to certain of plaintiffs' claims on the grounds that they were preempted. The court had earlier denied a number of other summary judgment motions by defendants and denied plaintiffs' motion for summary judgment claiming collateral estoppel from the findings in the case brought by the Department of Justice (see Federal Government's Lawsuit described below). The court also had previously granted defendants' motion for partial summary judgment on plaintiffs' claim for future damages (although on November 29, 2010, the trial court ruled that the damages period for the case would extend through December 31, 2010). In September 2010, the trial court denied several of defendants' summary judgment motions, but granted defendants' motion seeking to prevent plaintiffs from recovering the "present value" of their damages, which are alleged to amount to approximately  $300 million. In October 2010, the trial court granted defendants summary judgment with respect to plaintiffs' fraud and negligent misrepresentation claims. Trial began on January 10, 2011.

Individuals and associations have also sued in purported class actions or as private attorneys general under the Medicare as Secondary Payer ("MSP") provisions of the Social Security Act to recover from defendants Medicare expenditures allegedly incurred for the treatment of smoking-related diseases. Cases brought in New York (Mason), Florida (Glover) and Massachusetts (United Seniors Association) have been dismissed by federal courts. In April 2008, an action, National Committee to Preserve Social Security and Medicare, et al. v. Philip Morris USA, et al. ("National Committee I"), was brought under the MSP statute in the Circuit Court of the Eleventh Judicial Circuit of and for Miami County, Florida, but was dismissed voluntarily in May 2008. The action purported to be brought on behalf of Medicare to recover an unspecified amount of damages equal to double the amount paid by Medicare for smoking-related health care services provided from April 19, 2002 to the present.

In May 2008, an action, National Committee to Preserve Social Security, et al. v. Philip Morris USA, et al., was brought under the MSP statute in United States District Court for the Eastern District of New York. This action was brought by the same plaintiffs as National Committee I and similarly purports to be brought on behalf of Medicare to recover an unspecified amount of damages equal to double the amount paid by Medicare for smoking-related health care services provided from May 21, 2002 to the present. In July 2008, defendants filed a motion to dismiss plaintiffs' claims and plaintiffs filed a motion for partial summary judgment. In March 2009, the court granted defendants' motion to dismiss. Plaintiffs noticed an appeal in May 2009. In February 2010, defendants moved to dismiss the individual plaintiff's appeal. In October 2010, the United States Court of Appeals for the Second Circuit dismissed plaintiffs' complaint for lack of subject matter jurisdiction. The plaintiffs subsequently filed a petition for rehearing en banc with the Court of Appeals, which petition was denied on November 22, 2010. On December 22, 2010, the district court entered an order dismissing the case.

In addition to the cases brought in the United States, health care cost recovery actions have also been brought against tobacco industry participants, including PM USA and Altria Group, Inc., in Israel (1), the Marshall Islands (1 dismissed), and Canada (3), and other entities have stated that they are considering filing such actions. In the case in Israel, the defendants' appeal of the district court's denial of their motion to dismiss was heard by the Israel Supreme Court in March 2005, and the parties are awaiting the court's decision. In September 2005, in the first of the three health care cost recovery cases filed in Canada, the Canadian Supreme Court ruled that legislation passed in British Columbia permitting the lawsuit is constitutional, and, as a result, the case, which had previously been dismissed by the trial court, was permitted to proceed. PM USA's and other defendants' challenge to the British Columbia court's exercise of jurisdiction was rejected by the Court of Appeals of British Columbia and, in April 2007, the Supreme Court of Canada denied review of that decision. In December 2009, the Court of Appeals of British Columbia ruled that certain defendants can proceed against the Federal Government of Canada as third parties on the theory that the Federal Government of Canada negligently misrepresented to defendants the efficacy of a low tar tobacco variety that the Federal Government of Canada developed and licensed to defendants. In May 2010, the Supreme Court of Canada granted leave to the Federal Government of Canada to appeal this decision and leave to defendants to cross-appeal the Court of Appeals' decision to dismiss claims against the Federal Government of Canada based on other theories of liability. The Supreme Court of Canada is scheduled to hear the appeal in February 2011. During 2008, the Province of New Brunswick, Canada, proclaimed into law previously adopted legislation allowing reimbursement claims to be brought against cigarette manufacturers, and it filed suit shortly thereafter. In September 2009, the Province of Ontario, Canada, filed suit against a number of cigarette manufacturers based on previously adopted legislation nearly identical in substance to the New Brunswick health care cost recovery legislation. PM USA is named as a defendant in the British Columbia case, while Altria Group, Inc. and PM USA are named as defendants in the New Brunswick and Ontario cases. Several other provinces and territories in Canada have enacted similar legislation or are in the process of enacting similar legislation. See "Guarantees" for a discussion of the Distribution Agreement between Altria Group, Inc. and PMI that provides for indemnities for certain liabilities concerning tobacco products.

■     Settlements of Health Care Cost Recovery Litigation: In November 1998, PM USA and certain other United States tobacco product manufacturers entered into the MSA with 46 states, the District of Columbia, Puerto Rico, Guam, the United States Virgin Islands, American Samoa and the Northern Marianas to settle asserted and unasserted health care cost recovery and other claims. PM USA and certain other United States tobacco product manufacturers had previously settled similar claims brought by Mississippi, Florida, Texas and Minnesota (together with the MSA, the "State Settlement Agreements"). The State Settlement Agreements require that the original participating manufacturers make substantial annual payments of approximately  $9.4 billion each year, subject to adjustments for several factors, including inflation, market share and industry volume. In addition, the original participating manufacturers are required to pay settling plaintiffs' attorneys' fees, subject to an annual cap of  $500 million. For the years ended December 31, 2010 and December 31, 2009, the aggregate amount recorded in cost of sales with respect to the State Settlement Agreements and the Fair and Equitable Tobacco Reform Act of 2004 ("FETRA") was approximately  $4.8 billion and  $5.0 billion, respectively.

The State Settlement Agreements also include provisions relating to advertising and marketing restrictions, public disclosure of certain industry documents, limitations on challenges to certain tobacco control and underage use laws, restrictions on lobbying activities and other provisions.

■      Possible Adjustments in MSA Payments for 2003 to 2009: Pursuant to the provisions of the MSA, domestic tobacco product manufacturers, including PM USA, who are original signatories to the MSA (the "Original Participating Manufacturers" or "OPMs") are participating in proceedings that may result in downward adjustments to the amounts paid by the OPMs and the other MSA-participating manufacturers to the states and territories that are parties to the MSA for each of the years 2003 to 2009. The proceedings relate to an MSA payment adjustment (the "NPM Adjustment") based on the collective loss of market share for the relevant year by all participating manufacturers who are subject to the payment obligations and marketing restrictions of the MSA to non-participating manufacturers ("NPMs") who are not subject to such obligations and restrictions.

As part of these proceedings, an independent economic consulting firm jointly selected by the MSA parties or otherwise selected pursuant to the MSA's provisions is required to determine whether the disadvantages of the MSA were a "significant factor" contributing to the participating manufacturers' collective loss of market share for the year in question. If the firm determines that the disadvantages of the MSA were such a "significant factor," each state may avoid a downward adjustment to its share of the participating manufacturers' annual payments for that year by establishing that it diligently enforced a qualifying escrow statute during the entirety of that year. Any potential downward adjustment would then be reallocated to any states that do not establish such diligent enforcement. PM USA believes that the MSA's arbitration clause requires a state to submit its claim to have diligently enforced a qualifying escrow statute to binding arbitration before a panel of three former federal judges in the manner provided for in the MSA. A number of states have taken the position that this claim should be decided in state court on a state-by-state basis.

In March 2006, an independent economic consulting firm determined that the disadvantages of the MSA were a significant factor contributing to the participating manufacturers' collective loss of market share for the year 2003. In February 2007, this same firm determined that the disadvantages of the MSA were a significant factor contributing to the participating manufacturers' collective loss of market share for the year 2004. In February 2008, the same economic consulting firm determined that the disadvantages of the MSA were a significant factor contributing to the participating manufacturers' collective loss of market share for the year 2005. A different economic consulting firm was selected to make the "significant factor" determination regarding the participating manufacturers' collective loss of market share for the year 2006. In March 2009, this firm determined that the disadvantages of the MSA were a significant factor contributing to the participating manufacturers' collective loss of market share for the year 2006. Following the firm's determination for 2006, the OPMs and the states agreed that the states would not contest that the disadvantages of the MSA were a significant factor contributing to the participating manufacturers' collective loss of market share for the years 2007, 2008 and 2009. Accordingly, the OPMs and the states have agreed that no "significant factor" determination by the firm will be necessary with respect to the participating manufacturers' collective loss of market share for the years 2007, 2008 and 2009. This agreement became effective for 2007 on February 1, 2010 and will become effective for 2008 and 2009 on February 1, 2011 and February 1, 2012, respectively.

Following the economic consulting firm's determination with respect to 2003, thirty-eight states filed declaratory judgment actions in state courts seeking a declaration that the state diligently enforced its escrow statute during 2003. The OPMs and other MSA-participating manufacturers responded to these actions by filing motions to compel arbitration in accordance with the terms of the MSA, including filing motions to compel arbitration in eleven MSA states and territories that did not file declaratory judgment actions. Courts in all but one of the forty-six MSA states and the District of Columbia and Puerto Rico have ruled that the question of whether a state diligently enforced its escrow statute during 2003 is subject to arbitration. One state court (in State of Montana) has ruled that the diligent enforcement claims of that state may be litigated in state court, rather than in arbitration. Several of these rulings may be subject to further review. In January 2010, the OPMs filed a petition for a writ of certiorari in the United States Supreme Court seeking further review of the one decision holding that a state's diligent enforcement claims may be litigated in state court, rather than in arbitration. The petition was denied in June 2010. Following the denial of this petition, Montana renewed an action in its state court seeking a declaratory judgment that it diligently enforced its escrow statute during 2003 and other relief. The OPMs have moved to stay that action. Argument on the motion occurred in October 2010.

PM USA, the other OPMs and approximately twenty-five other MSA-participating manufacturers have entered into an agreement regarding arbitration with forty-five MSA states concerning the 2003 NPM Adjustment, including the states' claims of diligent enforcement for 2003. The agreement further provides for a partial liability reduction for the 2003 NPM Adjustment for states that entered into the agreement by January 30, 2009 and are determined in the arbitration not to have diligently enforced a qualifying escrow statute during 2003. Based on the number of states that entered into the agreement by January 30, 2009 (forty-five), the partial liability reduction for those states is 20%. The partial liability reduction would reduce the amount of PM USA's 2003 NPM Adjustment by up to a corresponding percentage. The selection of the arbitration panel for the 2003 NPM Adjustment was completed in July 2010, and the arbitration is currently ongoing. Proceedings to determine state diligent enforcement claims for the years 2004 through 2009 have not yet been scheduled.

Once a significant factor determination in favor of the participating manufacturers for a particular year has been made by the economic consulting firm, or the states' agreement not to contest significant factor for a particular year has become effective, PM USA has the right under the MSA to pay the disputed amount of the NPM Adjustment for that year into a disputed payments account or withhold it altogether. To date, PM USA has made its full MSA payment each year to the states (subject to a right to recoup the NPM Adjustment amount in the form of a credit against future MSA payments), even though it had the right to deduct the disputed amounts of the 2003 – 2007 NPM Adjustments, as described above, from its MSA payments due in the years 2006 – 2010, respectively. The approximate maximum principal amounts of PM USA's share of the disputed NPM Adjustment for the years 2003 through 2009, as currently calculated by the MSA's Independent Auditor, are as follows (these amounts do not include interest, which PM USA believes accrues at the prime rate from the payment date for the year for which the NPM Adjustment is calculated):

Year for which NPM Adjustment calculated	2003	2004	2005	2006	2007	2008	2009
Year in which deduction for NPM Adjustment may be taken	2006	2007	2008	2009	2010	2011	2012
PM USA's Approximate Share of Disputed NPM Adjustment (in millions)	$337	$388	$181	$156	$209	$266	$202

The foregoing amounts may be recalculated by the Independent Auditor if it receives information that is different from or in addition to the information on which it based these calculations, including, among other things, if it receives revised sales volumes from any participating manufacturer. Disputes among the manufacturers could also reduce the foregoing amounts. The availability and the precise amount of any NPM Adjustment for 2003, 2004, 2005, 2006, 2007, 2008 and 2009 will not be finally determined until late 2011 or thereafter. There is no certainty that the OPMs and other MSA-participating manufacturers will ultimately receive any adjustment as a result of these proceedings, and the amount of any adjustment received for a year could be less than the amount for that year listed above. If the OPMs do receive such an adjustment through these proceedings, the adjustment would be allocated among the OPMs pursuant to the MSA's provisions, and PM USA would receive its share of any adjustments in the form of a credit against future MSA payments.

■     Other MSA-Related Litigation: PM USA was named as a defendant in an action (Vibo) brought in October 2008 in federal court in Kentucky by an MSA participating manufacturer that is not an OPM. Other defendants include various other participating manufacturers and the Attorneys General of all 52 states and territories that are parties to the MSA. The plaintiff alleged that certain of the MSA's payment provisions discriminate against it in favor of certain other participating manufacturers in violation of the federal antitrust laws and the United States Constitution. The plaintiff also sought injunctive relief, alteration of certain MSA payment provisions as applied to it, treble damages under the federal antitrust laws, and/or rescission of its joinder in the MSA. The plaintiff also filed a motion for a preliminary injunction enjoining the states from enforcing the allegedly discriminatory payment provisions against it during the pendency of the action. In January 2009, the district court dismissed the complaint and denied plaintiff's request for preliminary injunctive relief. In January 2010, the court entered final judgment dismissing the case. Plaintiff has appealed this decision to the United States Court of Appeals for the Sixth Circuit.

Without naming PM USA or any other private party as a defendant, NPMs and/or their distributors or customers have filed several legal challenges to the MSA and related legislation. New York state officials are defendants in a lawsuit (Freedom Holdings) filed in the United States District Court for the Southern District of New York in which cigarette importers allege that the MSA and/or related legislation violates federal antitrust laws and the Commerce Clause of the United States Constitution. In a separate proceeding pending in the same court (Pryor), plaintiffs assert the same theories against not only New York officials but also the Attorneys General for thirty other states. The United States Court of Appeals for the Second Circuit has held that the allegations in both actions, if proven, establish a basis for relief on antitrust and Commerce Clause grounds and that the trial courts in New York have personal jurisdiction sufficient to enjoin other states' officials from enforcing their MSA-related legislation. On remand in Freedom Holdings, the trial court granted summary judgment for the New York officials and lifted a preliminary injunction against New York officials' enforcement against plaintiffs of the state's "allocable share" amendment to the MSA's Model Escrow Statute. The United States Court of Appeals for the Second Circuit affirmed that decision in October 2010. Plaintiffs have notified the United States Supreme Court that they will petition for a writ of certiorari. Any petition is due by March 16, 2011. On remand in Pryor, the trial court held that plaintiffs are unlikely to succeed on the merits and refused to enjoin the enforcement of New York's allocable share amendment to the MSA's Model Escrow Statute. That decision was affirmed by the United States Court of Appeals for the Second Circuit. The parties in that case have filed cross-motions for summary judgment, and the trial court heard oral argument on those motions in April 2010.

In another action (Xcaliber), the United States Court of Appeals for the Fifth Circuit reversed a trial court's dismissal of challenges to MSA-related legislation in Louisiana under the First and Fourteenth Amendments to the United States Constitution. On remand in that case, and in another case filed against the Louisiana Attorney General (S&M Brands), trial courts have granted summary judgment for the Louisiana Attorney General. The United States Court of Appeals for the Fifth Circuit affirmed those judgments in decisions issued in July 2010 and August 2010. Plaintiffs in the S&M Brands case filed a petition for a writ of certiorari in the United States Supreme Court on November 8, 2010.

In addition to the Second and Fifth Circuit decisions above, the United States Courts of Appeals for the Sixth, Eighth, Ninth and Tenth Circuits have affirmed dismissals or grants of summary judgment in favor of state officials in four other cases asserting antitrust and constitutional challenges to the allocable share amendment legislation in those states.

Another proceeding (Grand River) has been initiated before an international arbitration tribunal under the provisions of the North American Free Trade Agreement. A hearing on the merits concluded in February 2010. On January 12, 2011, the arbitration tribunal rejected the claims against the United States challenging MSA-related legislation in various states.

■      Federal Government's Lawsuit: In 1999, the United States government filed a lawsuit in the United States District Court for the District of Columbia against various cigarette manufacturers, including PM USA, and others, including Altria Group, Inc. asserting claims under three federal statutes, namely the Medical Care Recovery Act ("MCRA"), the MSP provisions of the Social Security Act and the civil provisions of RICO. Trial of the case ended in June 2005. The lawsuit sought to recover an unspecified amount of health care costs for tobacco-related illnesses allegedly caused by defendants' fraudulent and tortious conduct and paid for by the government under various federal health care programs, including Medicare, military and veterans' health benefits programs, and the Federal Employees Health Benefits Program. The complaint alleged that such costs total more than  $20 billion annually. It also sought what it alleged to be equitable and declaratory relief, including disgorgement of profits which arose from defendants' allegedly tortious conduct, an injunction prohibiting certain actions by the defendants, and a declaration that the defendants are liable for the federal government's future costs of providing health care resulting from defendants' alleged past tortious and wrongful conduct. In September 2000, the trial court dismissed the government's MCRA and MSP claims, but permitted discovery to proceed on the government's claims for relief under the civil provisions of RICO.

The government alleged that disgorgement by defendants of approximately  $280 billion is an appropriate remedy. In May 2004, the trial court issued an order denying defendants' motion for partial summary judgment limiting the disgorgement remedy. In February 2005, a panel of the United States Court of Appeals for the District of Columbia Circuit held that disgorgement is not a remedy available to the government under the civil provisions of RICO and entered summary judgment in favor of defendants with respect to the disgorgement claim. In April 2005, the Court of Appeals denied the government's motion for rehearing. In July 2005, the government petitioned the United States Supreme Court for further review of the Court of Appeals' ruling that disgorgement is not an available remedy, and in October 2005, the Supreme Court denied the petition.

In June 2005, the government filed with the trial court its proposed final judgment seeking remedies of approximately  $14 billion, including  $10 billion over a five-year period to fund a national smoking cessation program and  $4 billion over a ten-year period to fund a public education and counter-marketing campaign. Further, the government's proposed remedy would have required defendants to pay additional monies to these programs if targeted reductions in the smoking rate of those under 21 are not achieved according to a prescribed timetable. The government's proposed remedies also included a series of measures and restrictions applicable to cigarette business operations — including, but not limited to, restrictions on advertising and marketing, potential measures with respect to certain price promotional activities and research and development, disclosure requirements for certain confidential data and implementation of a monitoring system with potential broad powers over cigarette operations.

In August 2006, the federal trial court entered judgment in favor of the government. The court held that certain defendants, including Altria Group, Inc. and PM USA, violated RICO and engaged in 7 of the 8 "sub-schemes" to defraud that the government had alleged. Specifically, the court found that:

■   defendants falsely denied, distorted and minimized the significant adverse health consequences of smoking;

■   defendants hid from the public that cigarette smoking and nicotine are addictive;

■   defendants falsely denied that they control the level of nicotine delivered to create and sustain addiction;

■   defendants falsely marketed and promoted "low tar/light" cigarettes as less harmful than full-flavor cigarettes;

■   defendants falsely denied that they intentionally marketed to youth;

■   defendants publicly and falsely denied that ETS is hazardous to non-smokers; and

■   defendants suppressed scientific research.

The court did not impose monetary penalties on the defendants, but ordered the following relief: (i) an injunction against "committing any act of racketeering" relating to the manufacturing, marketing, promotion, health consequences or sale of cigarettes in the United States; (ii) an injunction against participating directly or indirectly in the management or control of the Council for Tobacco Research, the Tobacco Institute, or the Center for Indoor Air Research, or any successor or affiliated entities of each; (iii) an injunction against "making, or causing to be made in any way, any material false, misleading, or deceptive statement or representation or engaging in any public relations or marketing endeavor that is disseminated to the United States public and that misrepresents or suppresses information concerning cigarettes"; (iv) an injunction against conveying any express or implied health message through use of descriptors on cigarette packaging or in cigarette advertising or promotional material, including "lights," "ultra lights" and "low tar," which the court found could cause consumers to believe one cigarette brand is less hazardous than another brand; (v) the issuance of "corrective statements" in various media regarding the adverse health effects of smoking, the addictiveness of smoking and nicotine, the lack of any significant health benefit from smoking "low tar" or "light" cigarettes, defendants' manipulation of cigarette design to ensure optimum nicotine delivery and the adverse health effects of exposure to environmental tobacco smoke; (vi) the disclosure on defendants' public document websites and in the Minnesota document repository of all documents produced to the government in the lawsuit or produced in any future court or administrative action concerning smoking and health until 2021, with certain additional requirements as to documents withheld from production under a claim of privilege or confidentiality; (vii) the disclosure of disaggregated marketing data to the government in the same form and on the same schedule as defendants now follow in disclosing such data to the Federal Trade Commission ("FTC") for a period of ten years; (viii) certain restrictions on the sale or transfer by defendants of any cigarette brands, brand names, formulas or cigarette businesses within the United States; and (ix) payment of the government's costs in bringing the action.

In September 2006, defendants filed notices of appeal to the United States Court of Appeals for the District of Columbia Circuit and in October 2006, a three judge panel of the Court of Appeals stayed the trial court's judgment pending its review of the decision. Certain defendants, including PM USA and Altria Group, Inc., filed a motion to clarify the trial court's August 2006 Final Judgment and Remedial Order. In March 2007, the trial court denied in part and granted in part defendants' post-trial motion for clarification of portions of the court's remedial order.

In May 2009 a three judge panel of the Court of Appeals for the District of Columbia Circuit issued a per curiam decision largely affirming the trial court's judgment against defendants and in favor of the government. Although the panel largely affirmed the remedial order that was issued by the trial court, it vacated the following aspects of the order:

■   its application to defendants' subsidiaries;

■   the prohibition on the use of express or implied health messages or health descriptors, but only to the extent of extraterritorial application;

■   its point-of-sale display provisions; and

■   its application to Brown & Williamson Holdings.

The Court of Appeals panel remanded the case for the trial court to reconsider these four aspects of the injunction and to reformulate its remedial order accordingly. Furthermore, the Court of Appeals panel rejected all of the government's and intervenors' cross appeal arguments and refused to broaden the remedial order entered by the trial court. The Court of Appeals panel also left undisturbed its prior holding that the government cannot obtain disgorgement as a permissible remedy under RICO.

In July 2009, defendants filed petitions for a rehearing before the panel and for a rehearing by the entire Court of Appeals. Defendants also filed a motion to vacate portions of the trial court's judgment on the grounds of mootness because of the passage of legislation granting FDA broad authority over the regulation of tobacco products. In September 2009, the Court of Appeals entered three per curiam rulings. Two of them denied defendants' petitions for panel rehearing or for rehearing en banc. In the third per curiam decision, the Court of Appeals denied defendants' suggestion of mootness and motion for partial vacatur. The Court of Appeals subsequently granted motions staying the issuance of its mandate pending the filing and disposition of petitions for writs of certiorari to the United States Supreme Court. In February 2010, PM USA and Altria Group, Inc. filed their certiorari petitions with the United States Supreme Court. In addition, the federal government and the intervenors filed their own certiorari petitions, asking the court to reverse an earlier Court of Appeals decision and hold that civil RICO allows the trial court to order disgorgement as well as other equitable relief, such as smoking cessation remedies, designed to redress continuing consequences of prior RICO violations. In June 2010, the United States Supreme Court denied all of the parties' petitions. In July 2010, the Court of Appeals issued its mandate lifting the stay of the trial court's judgment and remanding the case to the trial court.

As a result of the mandate, except for those matters remanded to the trial court for further proceedings, defendants are now subject to the injunction discussed above and the other elements of the trial court's judgment. In September 2010, the trial court held a status conference to hear the parties' preliminary views regarding the remaining issues to be addressed on remand. These issues include the placement and content of corrective communications, the exclusivity of the court's jurisdiction to enforce the injunction, document coding and the maintenance of a document depository. A subsequent status conference was held on December 20, 2010. On December 22, 2010, the Court issued an order that, among other things: (1) scheduled the next status conference on February 22, 2011; (2) ordered the government to submit its proposed corrective statements by February 3, 2011; (3) ordered the parties to file a joint status report by February 3, 2011 regarding the degree to which they have reached agreement on a number of issues; and (4) confirmed that the Council for Tobacco Research and the Tobacco Institute are dismissed from the case.

"Lights/Ultra Lights" Cases

■     Overview: Plaintiffs in certain pending matters seek certification of their cases as class actions and allege, among other things, that the uses of the terms "Lights" and/or "Ultra Lights" constitute deceptive and unfair trade practices, common law fraud, or RICO violations, and seek injunctive and equitable relief, including restitution and, in certain cases, punitive damages. These class actions have been brought against PM USA and, in certain instances, Altria Group, Inc. or its subsidiaries, on behalf of individuals who purchased and consumed various brands of cigarettes, including Marlboro Lights, Marlboro Ultra Lights, Virginia Slims Lights and Superslims, Merit Lights and Cambridge Lights. Defenses raised in these cases include lack of misrepresentation, lack of causation, injury, and damages, the statute of limitations, express preemption by the Federal Cigarette Labeling and Advertising Act ("FCLAA") and implied preemption by the policies and directives of the FTC, non-liability under state statutory provisions exempting conduct that complies with federal regulatory directives, and the First Amendment. As of December 31, 2010, a total of twenty-seven such cases were pending in the United States. Seventeen of these cases were pending in a multidistrict litigation proceeding in a single U.S. federal court as discussed below. The other cases were pending in various U.S. state courts. In addition, a purported "Lights" class action is pending against PM USA in Israel. Other entities have stated that they are considering filing such actions against Altria Group, Inc. and PM USA.

In the one "Lights" case pending in Israel, hearings on plaintiffs' motion for class certification were held in November and December 2008. See "Guarantees" for a discussion of the Distribution Agreement between Altria Group, Inc. and PMI that provides for indemnities for certain liabilities concerning tobacco products.

■      The Good Case: In May 2006, a federal trial court in Maine granted PM USA's motion for summary judgment in Good, a purported "Lights" class action, on the grounds that plaintiffs' claims are preempted by the FCLAA and dismissed the case. In August 2007, the United States Court of Appeals for the First Circuit vacated the district court's grant of PM USA's motion for summary judgment on federal preemption grounds and remanded the case to district court. The district court stayed the case pending the United States Supreme Court's ruling on defendants' petition for writ of certiorari with the United States Supreme Court, which was granted in January 2008. The case was stayed pending the United States Supreme Court's decision. In December 2008, the United States Supreme Court ruled that plaintiffs' claims are not barred by federal preemption. Although the Court rejected the argument that the FTC's actions were so extensive with respect to the descriptors that the state law claims were barred as a matter of federal law, the Court's decision was limited: it did not address the ultimate merits of plaintiffs' claim, the viability of the action as a class action, or other state law issues. The case has been returned to the federal court in Maine for further proceedings and has been consolidated with other federal cases in the multidistrict litigation proceeding discussed below.

■      Certain Developments Since December 2008 Good Decision: Since the December 2008 U.S. Supreme Court decision in Good, and through December 31, 2010, twenty-four purported "Lights" class actions were served upon PM USA and Altria Group, Inc. These cases were filed in 14 states, the U.S. Virgin Islands and the District of Columbia. All of these cases either were filed in federal court or were removed to federal court by PM USA.

A number of purported "Lights" class actions have been transferred and consolidated by the Judicial Panel on Multidistrict Litigation ("JPMDL") before the U.S. District Court for the District of Maine for pretrial proceedings ("MDL proceeding"). As of December 31, 2010, seventeen cases against Altria Group, Inc. and/or PM USA were pending in or awaiting transfer to the MDL proceeding. These cases, and the states in which each originated, are: Biundo (Illinois), Calistro (U.S. Virgin Islands) (discussed above), Corse (Tennessee), Domaingue (New York), Good (Maine), Haubrich (Pennsylvania), McClure (Tennessee), Mirick (Mississippi), Mulford (New Mexico), Parsons (District of Columbia), Phillips (Ohio), Slater (District of Columbia), Tang (New York), Tyrer (California), Williams (Arkansas) and Wyatt (Wisconsin). On November 22, 2010, the district court in the MDL proceeding remanded the Watson case to Arkansas state court.

In November 2009, plaintiffs in the MDL proceeding filed a motion seeking collateral estoppel effect from the findings in the case brought by the Department of Justice (see Federal Government's Lawsuit described above), which motion was denied in March 2010. In May 2010, July 2010 and September 2010, the district court denied all of PM USA's summary judgment motions. On November 24, 2010, the district court denied plaintiffs' motion for class certification in four cases, covering the jurisdictions of California, the District of Columbia, Illinois and Maine. These jurisdictions were selected by the parties as sample cases, with two selected by plaintiffs and two selected by defendants. Plaintiffs have sought appellate review of this decision.

■     "Lights" Cases Dismissed, Not Certified or Ordered De-Certified: To date, in addition to the district court in the MDL proceeding, 15 courts in 16 "Lights" cases have refused to certify class actions, dismissed class action allegations, reversed prior class certification decisions or have entered judgment in favor of PM USA.

Trial courts in Arizona, Illinois, Kansas, New Jersey, New Mexico, Oregon, Tennessee and Washington have refused to grant class certification or have dismissed plaintiffs' class action allegations. Plaintiffs voluntarily dismissed a case in Michigan after a trial court dismissed the claims plaintiffs asserted under the Michigan Unfair Trade and Consumer Protection Act.

Several appellate courts have issued rulings that either affirmed rulings in favor of Altria Group, Inc. and/or PM USA or reversed rulings entered in favor of plaintiffs. In Florida, an intermediate appellate court overturned an order by a trial court that granted class certification in Hines. The Florida Supreme Court denied review in January 2008. The Supreme Court of Illinois has overturned a judgment that awarded damages to a certified class in the Price case. See The Price Case below for further discussion. In Louisiana, the United States Court of Appeals for the Fifth Circuit dismissed a purported "Lights" class action brought in Louisiana federal court (Sullivan) on the grounds that plaintiffs' claims were preempted by the FCLAA. In New York, the United States Court of Appeals for the Second Circuit overturned a decision by a New York trial court in Schwab that denied defendants' summary judgment motions and granted plaintiffs' motion for certification of a nationwide class of all United States residents that purchased cigarettes in the United States that were labeled "Light" or "Lights." In July 2010, plaintiffs in Schwab voluntarily dismissed the case with prejudice. In Ohio, the Ohio Supreme Court overturned class certifications in the Marrone and Phillips cases. Plaintiffs voluntarily dismissed both cases in August 2009. The Supreme Court of Washington denied a motion for interlocutory review filed by the plaintiffs in the Davies case that sought review of an order by the trial court that refused to certify a class. Plaintiffs subsequently voluntarily dismissed the Davies case with prejudice. Plaintiffs in the New Mexico case (Mulford) renewed their motion for class certification, which motion was denied by the federal district court in March 2009, with leave to file a new motion for class certification.

In Oregon (Pearson), a state court denied plaintiff's motion for interlocutory review of the trial court's refusal to certify a class. In February 2007, PM USA filed a motion for summary judgment based on federal preemption and the Oregon statutory exemption. In September 2007, the district court granted PM USA's motion based on express preemption under the FCLAA, and plaintiffs appealed this dismissal and the class certification denial to the Oregon Court of Appeals. Argument was held in April 2010.

In Cleary, which was pending in an Illinois federal court, the district court dismissed plaintiffs' "Lights" claims against one defendant and denied plaintiffs' request to remand the case to state court. In September 2009, the court issued its ruling on PM USA's and the remaining defendants' motion for summary judgment as to all "Lights" claims. The court granted the motion as to all defendants except PM USA. As to PM USA, the court granted the motion as to all "Lights" and other low tar brands other than Marlboro Lights. As to Marlboro Lights, the court ordered briefing on why the 2002 state court order dismissing the Marlboro Lights claims should not be vacated based upon Good. In January 2010, the court vacated the previous dismissal. In February 2010, the court granted summary judgment in favor of defendants as to all claims except for the Marlboro Lights claims, based on the statute of limitations and deficiencies relating to the named plaintiffs. In June 2010, the court granted summary judgment in favor of all defendants on all remaining claims, dismissing the case. In July 2010, plaintiffs filed a motion for reconsideration with the district court, which was denied. In August 2010, plaintiffs filed an appeal with the United States Court of Appeals for the Seventh Circuit.

■      Other Developments: In December 2009, the state trial court in the Holmes case (pending in Delaware), denied PM USA's motion for summary judgment based on an exemption provision in the Delaware Consumer Fraud Act.

In June 2007, the United States Supreme Court reversed the lower court rulings in the Watson case that denied plaintiffs' motion to have the case heard in a state, as opposed to federal, trial court. The Supreme Court rejected defendant's contention that the case must be tried in federal court under the "federal officer" statute. The case was removed to federal court in Arkansas and the case was transferred to the MDL proceeding discussed above. In October 2010, the JPMDL denied plaintiffs' motion to remand the case to state court and to vacate the transfer order. As discussed above, on November 22, 2010, the district court in the MDL proceeding remanded the Watson case to Arkansas state court.

■     The Price Case: Trial in the Price case commenced in state court in Illinois in January 2003, and in March 2003, the judge found in favor of the plaintiff class and awarded  $7.1 billion in compensatory damages and  $3 billion in punitive damages against PM USA. In connection with the judgment, PM USA deposited into escrow various forms of collateral, including cash and negotiable instruments. In December 2005, the Illinois Supreme Court issued its judgment, reversing the trial court's judgment in favor of the plaintiffs and directing the trial court to dismiss the case. In May 2006, the Illinois Supreme Court denied plaintiffs' motion for re-hearing, in November 2006, the United States Supreme Court denied plaintiffs' petition for writ of certiorari and, in December 2006, the Circuit Court of Madison County enforced the Illinois Supreme Court's mandate and dismissed the case with prejudice. In January 2007, plaintiffs filed a motion to vacate or withhold judgment based upon the United States Supreme Court's grant of the petition for writ of certiorari in Watson (described above). In May 2007, PM USA filed applications for a writ of mandamus or a supervisory order with the Illinois Supreme Court seeking an order compelling the lower courts to deny plaintiffs' motion to vacate and/or withhold judgment. In August 2007, the Illinois Supreme Court granted PM USA's motion for supervisory order and the trial court dismissed plaintiff's motion to vacate or withhold judgment. The collateral that PM USA deposited into escrow after the initial 2003 judgment was released and returned to PM USA.

In December 2008, plaintiffs filed with the trial court a petition for relief from the final judgment that was entered in favor of PM USA. Specifically, plaintiffs sought to vacate the 2005 Illinois Supreme Court judgment, contending that the United States Supreme Court's December 2008 decision in Good demonstrated that the Illinois Supreme Court's decision was "inaccurate." PM USA filed a motion to dismiss plaintiffs' petition and, in February 2009, the trial court granted PM USA's motion. In March 2009, the Price plaintiffs filed a notice of appeal with the Fifth Judicial District of the Appellate Court of Illinois. Argument was held in February 2010.

In June 2009, the plaintiff in an individual smoker lawsuit (Kelly) brought on behalf of an alleged smoker of "Lights" cigarettes in Madison County, Illinois state court filed a motion seeking a declaration that (1) his claims under the Illinois Consumer Fraud Act are not barred by the exemption in that statute based on his assertion that the Illinois Supreme Court's decision in Price is no longer good law in light of the decisions by the U.S. Supreme Court in Good and Watson, and (2) their claims are not preempted in light of the U.S. Supreme Court's decision in Good. In September 2009, the court granted plaintiff's motion as to federal preemption, but denied it with respect to the state statutory exemption.

■     State Trial Court Class Certifications: State trial courts have certified classes against PM USA in Massachusetts (Aspinall), Minnesota (Curtis), Missouri (Larsen) and New Hampshire (Lawrence). Significant developments in these cases include:

■   Aspinall: In August 2004, the Massachusetts Supreme Judicial Court affirmed the class certification order. In August 2006, the trial court denied PM USA's motion for summary judgment and granted plaintiffs' motion for summary judgment on the defenses of federal preemption and a state law exemption to Massachusetts' consumer protection statute. On motion of the parties, the trial court subsequently reported its decision to deny summary judgment to the appeals court for review and stayed further proceedings pending completion of the appellate review. In December 2008, subsequent to the United States Supreme Court's decision in Good, the Massachusetts Supreme Judicial Court issued an order requesting that the parties advise the court within 30 days whether the Good decision is dispositive of federal preemption issues pending on appeal. In January 2009, PM USA notified the Massachusetts Supreme Judicial Court that Good is dispositive of the federal preemption issues on appeal, but requested further briefing on the state law statutory exemption issue. In March 2009, the Massachusetts Supreme Judicial Court affirmed the order denying summary judgment to PM USA and granting the plaintiffs' cross-motion. In January 2010, plaintiffs moved for partial summary judgment as to liability claiming collateral estoppel from the findings in the case brought by the Department of Justice (see Federal Government's Lawsuit described above).

■   Curtis: In April 2005, the Minnesota Supreme Court denied PM USA's petition for interlocutory review of the trial court's class certification order. In October 2009, the trial court denied plaintiffs' motion for partial summary judgment, filed in February 2009, claiming collateral estoppel from the findings in the case brought by the Department of Justice (see Federal Government's Lawsuit described above). In October 2009, the trial court granted PM USA's motion for partial summary judgment, filed in August 2009, as to all consumer protection counts and, in December 2009, dismissed the case in its entirety. On December 28, 2010, the Minnesota Court of Appeals reversed the trial court's dismissal of the case and affirmed the trial court's prior certification of the class under Minnesota's consumer protection statutes. The Court of Appeals also reversed the trial court's denial of Altria Group, Inc.'s motion to dismiss for lack of personal jurisdiction, thereby removing Altria Group, Inc. from the case, and affirmed the trial court's denial of the plaintiffs' motion for partial summary judgment claiming collateral estoppel from the findings in the case brought by the Department of Justice. PM USA is seeking further review before the Minnesota Supreme Court on January 27, 2011.

■   Larsen: In August 2005, a Missouri Court of Appeals affirmed the class certification order. In December 2009, the trial court denied plaintiff's motion for reconsideration of the period during which potential class members can qualify to become part of the class. The class period remains 1995 – 2003. In June 2010, PM USA's motion for partial summary judgment regarding plaintiffs' request for punitive damages was denied. In April 2010, plaintiffs moved for partial summary judgment as to an element of liability in the case, claiming collateral estoppel from the findings in the case brought by the Department of Justice (see Federal Government's Lawsuit described above). The plaintiffs' motion was denied on December 28, 2010. In July 2010, the parties stipulated to the dismissal of Altria Group, Inc. as a defendant in the case. PM USA remains a defendant. The case is tentatively set for trial in September 2011.

■    Lawrence: On November 22, 2010, the trial court certified a class consisting of all persons who purchased Marlboro Lights cigarettes in the state of New Hampshire at any time from the date the brand was introduced into commerce until the date trial in the case begins. Both parties' motions for reconsideration of this decision were denied on January 12, 2011. PM USA is seeking further review before the New Hampshire Supreme Court.

Certain Other Tobacco-Related Litigation

■     Tobacco Price Case: As of December 31, 2010, one case remains pending in Kansas (Smith) in which plaintiffs allege that defendants, including PM USA and Altria Group, Inc., conspired to fix cigarette prices in violation of antitrust laws. Plaintiffs' motion for class certification has been granted. No trial date has been set.

■     Case Under the California Business and Professions Code: In June 1997, a lawsuit (Brown) was filed in California state court alleging that domestic cigarette manufacturers, including PM USA and others, have violated California Business and Professions Code Sections 17200 and 17500 regarding unfair, unlawful and fraudulent business practices. Class certification was granted as to plaintiffs' claims that class members are entitled to reimbursement of the costs of cigarettes purchased during the class periods and injunctive relief. In September 2004, the trial court granted defendants' motion for summary judgment as to plaintiffs' claims attacking defendants' cigarette advertising and promotion and denied defendants' motion for summary judgment on plaintiffs' claims based on allegedly false affirmative statements. Plaintiffs' motion for rehearing was denied. In March 2005, the court granted defendants' motion to decertify the class based on a California law, which inter alia limits the ability to bring a lawsuit to only those plaintiffs who have "suffered injury in fact" and "lost money or property" as a result of defendant's alleged statutory violations ("Proposition 64"). In two July 2006 opinions, the California Supreme Court held Proposition 64 applicable to pending cases. Plaintiffs' motion for reconsideration of the order that decertified the class was denied, and plaintiffs appealed.

In September 2006, an intermediate appellate court affirmed the trial court's order decertifying the class. In May 2009, the California Supreme Court reversed the trial court decision that was affirmed by the appellate court and remanded the case to the trial court. Defendants filed a rehearing petition in June 2009. In August 2009, the California Supreme Court denied defendants' rehearing petition and issued its mandate. In March 2010, the trial court granted reconsideration of its September 2004 order granting partial summary judgment to defendants with respect to plaintiffs' "Lights" claims on the basis of judicial decisions issued since its order was issued, including the United States Supreme Court's ruling in Good, thereby reinstating plaintiffs' "Lights" claims. Since the trial court's prior ruling decertifying the class was reversed on appeal by the California Supreme Court, the parties and the court are treating all claims currently being asserted by the plaintiffs as certified, subject, however, to defendants' challenge to the class representatives' standing to assert their claims. The class is defined as people who, at the time they were residents of California, smoked in California one or more cigarettes between June 10, 1993 and April 23, 2001, and who were exposed to defendants' marketing and advertising activities in California. In July 2010, plaintiffs filed a motion seeking collateral estoppel effect from the findings in the case brought by the Department of Justice (see Federal Government's Lawsuit described above). In September 2010, plaintiffs filed a motion for preliminary resolution of legal issues regarding restitutionary relief. The trial court denied both of plaintiffs' motions on November 3, 2010. On November 5, 2010, defendants filed a motion seeking a determination that Brown class members who were also part of the class in Daniels (a previously disclosed consumer fraud case in which the California Supreme Court affirmed summary judgment in PM USA's favor based on preemption and First Amendment grounds) are precluded by the Daniels judgment from recovering in Brown. This motion was denied on December 15, 2010. On December 15, 2010, defendants filed a motion for a determination that the class representatives lack standing and are not typical or adequate to represent the class. Argument on this motion is set for February 23, 2011. The case is scheduled for trial in May 2011.

■     Ignition Propensity Cases: PM USA is currently a defendant in two wrongful death actions in which plaintiffs contend that fires caused by cigarettes led to other individuals' deaths. In one case pending in federal court in Massachusetts (Sarro), the district court in August 2009 granted in part PM USA's motion to dismiss, but ruled that two claims unrelated to product design could go forward. On November 10, 2010, PM USA filed a motion for summary judgment. Argument is scheduled for March 2, 2011. In a Kentucky federal court case (Walker), the court dismissed plaintiffs' claims in February 2009 and plaintiffs subsequently filed a notice of appeal. The appeal is pending before the United States Court of Appeals for the Sixth Circuit. Argument was held in October 2010.

UST Litigation

■      Types of Cases: Claims related to smokeless tobacco products generally fall within the following categories:

First, UST and/or its tobacco subsidiaries has been named in certain health care cost reimbursement/third-party recoupment/class action litigation against the major domestic cigarette companies and others seeking damages and other relief. The complaints in these cases on their face predominantly relate to the usage of cigarettes; within that context, certain complaints contain a few allegations relating specifically to smokeless tobacco products. These actions are in varying stages of pretrial activities.

Second, UST and/or its tobacco subsidiaries has been named in certain actions in West Virginia brought on behalf of individual plaintiffs against cigarette manufacturers, smokeless tobacco manufacturers, and other organizations seeking damages and other relief in connection with injuries allegedly sustained as a result of tobacco usage, including smokeless tobacco products. Included among the plaintiffs are five individuals alleging use of USSTC's smokeless tobacco products and alleging the types of injuries claimed to be associated with the use of smokeless tobacco products. While certain of these actions had not been consolidated for pretrial and trial proceedings, USSTC, along with other non-cigarette manufacturers, has remained severed from such proceedings since December 2001.

Third, UST and/or its tobacco subsidiaries has been named in a number of other individual tobacco and health suits. Plaintiffs' allegations of liability in these cases are based on various theories of recovery, such as negligence, strict liability, fraud, misrepresentation, design defect, failure to warn, breach of implied warranty, addiction, and breach of consumer protection statutes. Plaintiffs seek various forms of relief, including compensatory and punitive damages, and certain equitable relief, including but not limited to disgorgement. Defenses raised in these cases include lack of causation, assumption of the risk, comparative fault and/or contributory negligence, and statutes of limitations. USSTC is currently named in an action in Florida (Vassallo).

In October 2010, in an action in Connecticut (Hill), USSTC entered into a settlement agreement honoring a  $5 million settlement offer it made to the plaintiff before the January 2009 acquisition of UST by Altria Group, Inc. The settlement amount was paid on November 22, 2010, concluding this litigation.

Certain Other Actions

■      IRS Challenges to PMCC Leases: The IRS concluded its examination of Altria Group, Inc.'s consolidated tax returns for the years 1996 through 1999, and issued a final Revenue Agent's Report ("RAR") in March 2006. The RAR disallowed tax benefits pertaining to certain PMCC LILO and SILO transactions, for the years 1996 through 1999. Altria Group, Inc. agreed with all conclusions of the RAR, with the exception of the disallowance of tax benefits pertaining to the LILO and SILO transactions. Altria Group, Inc. contests approximately  $150 million of tax and net interest assessed and paid with regard to them.

In October 2006, Altria Group, Inc. filed a complaint in the United States District Court for the Southern District of New York to claim refunds on a portion of these tax payments and associated interest for the years 1996 and 1997. In July 2009, the jury returned a unanimous verdict in favor of the IRS and, in April 2010, after denying Altria Group, Inc.'s post-trial motions, the district court entered final judgment in favor of the IRS. Altria Group, Inc. filed an appeal with the United States Court of Appeals for the Second Circuit in June 2010.

In March 2008, Altria Group, Inc. filed a second complaint in the United States District Court for the Southern District of New York seeking a refund of the tax payments and associated interest for the years 1998 and 1999 attributable to the disallowance of tax benefits claimed in those years with respect to the leases subject to the jury verdict and with respect to certain other leases entered into in 1998 and 1999. In May 2009, the district court granted a stay pending the decision by the United States Court of Appeals for the Second Circuit in the case involving the 1996 and 1997 years.

In May 2010, Altria Group, Inc. executed a closing agreement with the IRS for the 2000-2003 years, which resolved various tax matters of Altria Group, Inc. and its former subsidiaries, with the exception of the LILO and SILO transactions. Altria Group, Inc. disputes the IRS's disallowance of tax benefits related to the LILO and SILO transactions in the 2000-2003 years. Altria Group, Inc. intends to file a claim for refund of approximately  $945 million of tax and associated interest paid in July 2010 in connection with the closing agreement, with respect to the LILO and SILO transactions that PMCC entered into during the 1996-2003 years. If the IRS disallows the claim, as anticipated, Altria Group, Inc. intends to commence litigation in federal court. Altria Group, Inc. and the IRS agreed that, with the exception of the LILO and SILO transactions, the tax treatment reported by Altria Group, Inc. on its consolidated tax returns for the 2000-2003 years, as amended by the agreed-upon adjustments in the closing agreement, is appropriate and final. The IRS may not assess against Altria Group, Inc. any further taxes or additions to tax (including penalties) with respect to these years.

Altria Group, Inc. further expects the IRS to challenge and disallow tax benefits claimed in subsequent years related to the LILO and SILO transactions that PMCC entered into from 1996 through 2003. For the period January 1, 2004 through December 31, 2010, the disallowance of federal income tax and associated interest related to the LILO and SILO transactions would be approximately  $900 million, taking into account federal income tax paid or payable on gains associated with sales of leased assets during that period and excluding potential penalties. The payment, if any, of this amount would depend upon the timing and outcome of future IRS audits and any related administrative challenges or litigation. The IRS is currently auditing the 2004 – 2006 years.

As of December 31, 2010, the LILO and SILO transactions represented approximately 41% of the Net Finance Assets of PMCC's lease portfolio. PMCC has not entered into any LILO or SILO transactions since 2003.

Should Altria Group, Inc. not prevail in these matters, Altria Group, Inc. may have to accelerate the payment of significant additional amounts of federal income tax, pay associated interest costs and penalties, if imposed, and significantly lower its earnings to reflect the recalculation of the income from the affected leveraged leases, which could have a material effect on the earnings and cash flows of Altria Group, Inc. in a particular fiscal quarter or fiscal year.

■     Kraft Thrift Plan Case: Four participants in the Kraft Foods Global, Inc. Thrift Plan ("Kraft Thrift Plan"), a defined contribution plan, filed a class action complaint on behalf of all participants and beneficiaries of the Kraft Thrift Plan in July 2008 in the United States District Court for the Northern District of Illinois alleging breach of fiduciary duty under the Employee Retirement Income Security Act ("ERISA"). Named defendants in this action include Altria Corporate Services, Inc. (now Altria Client Services Inc.) and certain company committees that allegedly had a relationship to the Kraft Thrift Plan. Plaintiffs request, among other remedies, that defendants restore to the Kraft Thrift Plan all losses improperly incurred. The Altria Group, Inc. defendants deny any violation of ERISA or other unlawful conduct and are defending the case vigorously.

In December 2009, the court granted in part and denied in part defendants' motion to dismiss plaintiffs' complaint. In addition to dismissing certain claims made by plaintiffs for equitable relief under ERISA as to all defendants, the court dismissed claims alleging excessive administrative fees and mismanagement of company stock funds as to one of the Altria Group, Inc. defendants. In February 2010, the court granted a joint stipulation dismissing the fee and stock fund claims without prejudice as to the remaining defendants, including Altria Corporate Services, Inc. Accordingly, the only claim remaining at this time relates to the alleged negligence of plan fiduciaries for including the Growth Equity Fund and Balanced Fund as Kraft Thrift Plan investment options. Plaintiffs filed a motion for class certification in March 2010, which the court granted in August 2010.

Under the terms of a Distribution Agreement between Altria Group, Inc. and Kraft, the Altria Group, Inc. defendants may be entitled to indemnity against any liabilities incurred in connection with this case.

Environmental Regulation

Altria Group, Inc. and its subsidiaries (and former subsidiaries) are subject to various federal, state and local laws and regulations concerning the discharge of materials into the environment, or otherwise related to environmental protection, including, in the United States: The Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act and the Comprehensive Environmental Response, Compensation and Liability Act (commonly known as "Superfund"), which can impose joint and several liability on each responsible party. Subsidiaries (and former subsidiaries) of Altria Group, Inc. are involved in several matters subjecting them to potential costs of remediation and natural resource damages under Superfund or other laws and regulations. Altria Group, Inc.'s subsidiaries expect to continue to make capital and other expenditures in connection with environmental laws and regulations. As discussed in Note 2. Summary of Significant Accounting Policies, Altria Group, Inc. provides for expenses associated with environmental remediation obligations on an undiscounted basis when such amounts are probable and can be reasonably estimated. Other than those amounts, it is not possible to reasonably estimate the cost of any environmental remediation and compliance efforts that subsidiaries of Altria Group, Inc. may undertake in the future. In the opinion of management, however, compliance with environmental laws and regulations, including the payment of any remediation costs or damages and the making of related expenditures, has not had, and is not expected to have, a material adverse effect on Altria Group, Inc.'s consolidated results of operations, capital expenditures, financial position, or cash flows.

Guarantees

In the ordinary course of business, certain subsidiaries of Altria Group, Inc. have agreed to indemnify a limited number of third parties in the event of future litigation. At December 31, 2010, subsidiaries of Altria Group, Inc. were also contingently liable for  $24 million of guarantees related to their own performance, consisting primarily of surety bonds. These items have not had, and are not expected to have, a significant impact on Altria Group, Inc.'s liquidity.

Under the terms of a distribution agreement between Altria Group, Inc. and PMI, entered into as a result of the PMI spin-off, liabilities concerning tobacco products will be allocated based in substantial part on the manufacturer. PMI will indemnify Altria Group, Inc. and PM USA for liabilities related to tobacco products manufactured by PMI or contract manufactured for PMI by PM USA, and PM USA will indemnify PMI for liabilities related to tobacco products manufactured by PM USA, excluding tobacco products contract manufactured for PMI. Altria Group, Inc. does not have a related liability recorded on its consolidated balance sheet at December 31, 2010 as the fair value of this indemnification is insignificant.

As more fully discussed in Note 22. Condensed Consolidating Financial Information, PM USA has issued guarantees relating to Altria Group, Inc.'s obligations under its outstanding debt securities, borrowings under its Revolving Credit Agreements and amounts outstanding under its commercial paper program.

Redeemable Noncontrolling Interest

In September 2007, UST completed the acquisition of Stag's Leap Wine Cellars through one of its consolidated subsidiaries, Michelle-Antinori, LLC ("Michelle-Antinori"), in which UST holds an 85% ownership interest with a 15% noncontrolling interest held by Antinori California ("Antinori"). In connection with the acquisition of Stag's Leap Wine Cellars, UST entered into a put arrangement with Antinori. The put arrangement, as later amended, provides Antinori with the right to require UST to purchase its 15% ownership interest in Michelle-Antinori at a price equal to Antinori's initial investment of  $27 million. The put arrangement became exercisable on September 11, 2010 and has no expiration date. As of December 31, 2010, the redemption value of the put arrangement did not exceed the noncontrolling interest balance. Therefore, no adjustment to the value of the redeemable noncontrolling interest was recognized in the consolidated balance sheet for the put arrangement.

The noncontrolling interest put arrangement is accounted for as mandatorily redeemable securities because redemption is outside of the control of UST. As such, the redeemable noncontrolling interest is reported in the mezzanine equity section in the consolidated balance sheets at December 31, 2010 and 2009.

Condensed Consolidating Financial Information	12 Months Ended
Dec. 31, 2010
Condensed Consolidating Financial Information

Note 22.

Condensed Consolidating Financial Information:

PM USA has issued guarantees relating to Altria Group, Inc.'s obligations under its outstanding debt securities, borrowings under its Revolving Credit Agreements and amounts outstanding under its commercial paper program (the "Guarantees"). Pursuant to the Guarantees, PM USA fully and unconditionally guarantees, as primary obligor, the payment and performance of Altria Group, Inc.'s obligations under the guaranteed debt instruments (the "Obligations").

The Guarantees provide that PM USA fully and unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of the Obligations. The liability of PM USA under the Guarantees is absolute and unconditional irrespective of: any lack of validity, enforceability or genuineness of any provision of any agreement or instrument relating thereto; any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any agreement or instrument relating thereto; any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the Obligations; or any other circumstance that might otherwise constitute a defense available to, or a discharge of, Altria Group, Inc. or PM USA.

The obligations of PM USA under the Guarantees are limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of PM USA that are relevant under Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to the Guarantees, result in PM USA's obligations under the Guarantees not constituting a fraudulent transfer or conveyance. For this purpose, "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

PM USA will be unconditionally released and discharged from its obligations under each of the Guarantees upon the earliest to occur of:

■   the date, if any, on which PM USA consolidates with or merges into Altria Group, Inc. or any successor;

■   the date, if any, on which Altria Group, Inc. or any successor consolidates with or merges into PM USA;

■   the payment in full of the Obligations pertaining to such Guarantees; or

■   the rating of Altria Group, Inc.'s long-term senior unsecured debt by Standard & Poor's of A or higher.

At December 31, 2010, the respective principal wholly-owned subsidiaries of Altria Group, Inc. and PM USA were not limited by long-term debt or other agreements in their ability to pay cash dividends or make other distributions with respect to their common stock.

The following sets forth the condensed consolidating balance sheets as of December 31, 2010 and 2009, condensed consolidating statements of earnings for the years ended December 31, 2010, 2009 and 2008, and condensed consolidating statements of cash flows for the years ended December 31, 2010, 2009 and 2008 for Altria Group, Inc., PM USA and Altria Group, Inc.'s other subsidiaries that are not guarantors of Altria Group, Inc.'s debt instruments (the "Non-Guarantor Subsidiaries"). The financial information is based on Altria Group, Inc.'s understanding of the SEC interpretation and application of Rule 3-10 of SEC Regulation S-X.

The financial information may not necessarily be indicative of results of operations or financial position had PM USA and the Non-Guarantor Subsidiaries operated as independent entities. Altria Group, Inc. and PM USA account for investments in their subsidiaries under the equity method of accounting.

Condensed Consolidating Balance Sheets

December 31, 2010

(in millions of dollars)

	Altria Group, Inc.	PM USA	Non- Guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Assets
Consumer products
Cash and cash equivalents	$2,298	$—	$16	$—	$2,314
Receivables	1	9	75		85
Inventories:
Leaf tobacco		594	366		960
Other raw materials		121	39		160
Work in process			299		299
Finished product		145	239		384

		860	943		1,803
Due from Altria Group, Inc. and subsidiaries	429	2,902	1,556	(4,887)
Deferred income taxes	18	1,190		(43)	1,165
Other current assets	64	420	130		614

Total current assets	2,810	5,381	2,720	(4,930)	5,981
Property, plant and equipment, at cost	2	3,749	1,399		5,150
Less accumulated depreciation	2	2,343	425		2,770

		1,406	974		2,380
Goodwill			5,174		5,174
Other intangible assets, net		2	12,116		12,118
Investment in SABMiller	5,367				5,367
Investment in consolidated subsidiaries	7,561	325		(7,886)
Due from Altria Group, Inc. and subsidiaries	6,500			(6,500)
Other assets	1,511	680	98	(438)	1,851

Total consumer products assets	23,749	7,794	21,082	(19,754)	32,871
Financial services
Finance assets, net			4,502		4,502
Due from Altria Group, Inc. and subsidiaries			690	(690)
Other assets			29		29

Total financial services assets			5,221	(690)	4,531

Total Assets	$23,749	$7,794	$26,303	$(20,444)	$37,402

Condensed Consolidating Balance Sheets (Continued)

December 31, 2010

(in millions of dollars)

	Altria Group, Inc.	PM USA	Non- Guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Liabilities
Consumer products
Accounts payable	$—	$215	$314	$—	$529
Accrued liabilities:
Marketing		347	100		447
Taxes, except income taxes		212	19		231
Employment costs	30	18	184		232
Settlement charges		3,531	4		3,535
Other	312	467	333	(43)	1,069
Dividends payable	797				797
Due to Altria Group, Inc. and subsidiaries	3,674	454	1,449	(5,577)

Total current liabilities	4,813	5,244	2,403	(5,620)	6,840
Long-term debt	11,295		899		12,194
Deferred income taxes	1,800		3,256	(438)	4,618
Accrued pension costs	204		987		1,191
Accrued postretirement health care costs		1,500	902		2,402
Due to Altria Group, Inc. and subsidiaries			6,500	(6,500)
Other liabilities	445	335	169		949

Total consumer products liabilities	18,557	7,079	15,116	(12,558)	28,194
Financial services
Deferred income taxes			3,880		3,880
Other liabilities			101		101

Total financial services liabilities			3,981		3,981

Total liabilities	18,557	7,079	19,097	(12,558)	32,175

Contingencies
Redeemable noncontrolling interest			32		32
Stockholders' Equity
Common stock	935		9	(9)	935
Additional paid-in capital	5,751	408	8,217	(8,625)	5,751
Earnings reinvested in the business	23,459	583	385	(968)	23,459
Accumulated other comprehensive losses	(1,484)	(276)	(1,440)	1,716	(1,484)
Cost of repurchased stock	(23,469)				(23,469)

Total stockholders' equity attributable to Altria Group, Inc.	5,192	715	7,171	(7,886)	5,192
Noncontrolling interests			3		3

Total stockholders' equity	5,192	715	7,174	(7,886)	5,195

Total Liabilities and Stockholders' Equity	$23,749	$7,794	$26,303	$(20,444)	$37,402

Condensed Consolidating Balance Sheets

December 31, 2009

(in millions of dollars)

	Altria Group, Inc.	PM USA	Non- Guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Assets
Consumer products
Cash and cash equivalents	$1,862	$—	$9	$—	$1,871
Receivables, net	3	13	80		96
Inventories:
Leaf tobacco		632	361		993
Other raw materials		120	37		157
Work in process		4	289		293
Finished product		136	231		367

		892	918		1,810
Due from Altria Group, Inc. and subsidiaries	1,436	3,633	1,138	(6,207)
Deferred income taxes	27	1,250	59		1,336
Other current assets	188	349	123		660

Total current assets	3,516	6,137	2,327	(6,207)	5,773
Property, plant and equipment, at cost	2	4,811	1,331		6,144
Less accumulated depreciation	2	3,054	404		3,460

		1,757	927		2,684
Goodwill			5,174		5,174
Other intangible assets, net		272	11,866		12,138
Investment in SABMiller	4,980				4,980
Investment in consolidated subsidiaries	5,589			(5,589)
Due from Altria Group, Inc. and subsidiaries	8,000			(8,000)
Other assets	774	122	201		1,097

Total consumer products assets	22,859	8,288	20,495	(19,796)	31,846
Financial services
Finance assets, net			4,803		4,803
Due from Altria Group, Inc. and subsidiaries			603	(603)
Other assets			28		28

Total financial services assets			5,434	(603)	4,831

Total Assets	$22,859	$8,288	$25,929	$(20,399)	$36,677

	Altria Group, Inc.	PM USA	Non- Guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Liabilities
Consumer products
Current portion of long-term debt	$775	$—	$—	$—	$775
Accounts payable	1	202	291		494
Accrued liabilities:
Marketing		415	52		467
Taxes, except income taxes		298	20		318
Employment costs	29	19	191		239
Settlement charges		3,632	3		3,635
Other	270	728	356		1,354
Dividends payable	710				710
Due to Altria Group, Inc. and subsidiaries	4,341	241	2,228	(6,810)

Total current liabilities	6,126	5,535	3,141	(6,810)	7,992
Long-term debt	10,287		898		11,185
Deferred income taxes	1,579	111	2,693		4,383
Accrued pension costs	194		963		1,157
Accrued postretirement health care costs		1,519	807		2,326
Due to Altria Group, Inc. and subsidiaries			8,000	(8,000)
Other liabilities	604	453	191		1,248

Total consumer products liabilities	18,790	7,618	16,693	(14,810)	28,291
Financial services
Deferred income taxes			4,180		4,180
Other liabilities			102		102

Total financial services liabilities			4,282		4,282

Total liabilities	18,790	7,618	20,975	(14,810)	32,573

Contingencies
Redeemable noncontrolling interest			32		32
Stockholders' Equity
Common stock	935		9	(9)	935
Additional paid-in capital	5,997	408	6,349	(6,757)	5,997
Earnings reinvested in the business	22,599	553	26	(579)	22,599
Accumulated other comprehensive losses	(1,561)	(291)	(1,465)	1,756	(1,561)
Cost of repurchased stock	(23,901)				(23,901)

Total stockholders' equity attributable to Altria Group, Inc.	4,069	670	4,919	(5,589)	4,069
Noncontrolling interests			3		3

Total stockholders' equity	4,069	670	4,922	(5,589)	4,072

Total Liabilities and Stockholders' Equity	$22,859	$8,288	$25,929	$(20,399)	$36,677

Condensed Consolidating Statements of Earnings

for the year ended December 31, 2010

(in millions of dollars)

	Altria Group, Inc.	PM USA	Non- Guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Net revenues	$—	$21,580	$2,809	$(26)	$24,363
Cost of sales		6,990	740	(26)	7,704
Excise taxes on products		7,136	335		7,471

Gross profit		7,454	1,734		9,188
Marketing, administration and research costs	147	2,280	308		2,735
Reduction of Kraft and PMI tax-related receivables	169				169
Asset impairment and exit costs		24	12		36
Amortization of intangibles			20		20

Operating (expense) income	(316)	5,150	1,394		6,228
Interest and other debt expense, net	549	2	582		1,133
Earnings from equity investment in SABMiller	(628)				(628)

(Loss) earnings before income taxes and equity earnings of subsidiaries	(237)	5,148	812		5,723
(Benefit) provision for income taxes	(329)	1,864	281		1,816
Equity earnings of subsidiaries	3,813	46		(3,859)

Net earnings	3,905	3,330	531	(3,859)	3,907
Net earnings attributable to noncontrolling interests			(2)		(2)

Net earnings attributable to Altria Group, Inc.	$3,905	$3,330	$529	$(3,859)	$3,905

Condensed Consolidating Statements of Earnings

for the year ended December 31, 2009

(in millions of dollars)

	Altria Group, Inc.	PM USA	Non- Guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Net revenues	$—	$20,922	$2,634	$—	$23,556
Cost of sales		7,332	658		7,990
Excise taxes on products		6,465	267		6,732

Gross profit		7,125	1,709		8,834
Marketing, administration and research costs	234	2,180	429		2,843
Reduction of Kraft tax-related receivable	88				88
Asset impairment and exit costs		142	279		421
Amortization of intangibles		11	9		20

Operating (expense) income	(322)	4,792	992		5,462
Interest and other debt expense (income), net	579	(3)	609		1,185
Earnings from equity investment in SABMiller	(600)				(600)

(Loss) earnings before income taxes and equity earnings of subsidiaries	(301)	4,795	383		4,877
(Benefit) provision for income taxes	(313)	1,882	100		1,669
Equity earnings of subsidiaries	3,194			(3,194)

Net earnings	3,206	2,913	283	(3,194)	3,208
Net earnings attributable to noncontrolling interests			(2)		(2)

Net earnings attributable to Altria Group, Inc.	$3,206	$2,913	$281	$(3,194)	$3,206

Condensed Consolidating Statements of Earnings

for the year ended December 31, 2008

(in millions of dollars)

	Altria Group, Inc.	PM USA	Non- Guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Net revenues	$—	$18,753	$603	$—	$19,356
Cost of sales		8,172	98		8,270
Excise taxes on products		3,338	61		3,399

Gross profit		7,243	444		7,687
Marketing, administration and research costs	184	2,449	120		2,753
Exit costs	74	97	278		449
(Gain) loss on sale of corporate headquarters building	(407)		3		(404)
Amortization of intangibles			7		7

Operating income	149	4,697	36		4,882
Interest and other debt expense (income), net	323	(274)	118		167
Loss on early extinguishment of debt	386		7		393
Earnings from equity investment in SABMiller	(467)				(467)

(Loss) earnings from continuing operations before income taxes and equity earnings of subsidiaries	(93)	4,971	(89)		4,789
(Benefit) provision for income taxes	(130)	1,838	(9)		1,699
Equity earnings of subsidiaries	4,893			(4,893)

Earnings (loss) from continuing operations	4,930	3,133	(80)	(4,893)	3,090
Earnings from discontinued operations, net of income taxes			1,901		1,901

Net earnings	4,930	3,133	1,821	(4,893)	4,991
Net earnings attributable to noncontrolling interests			(61)		(61)

Net earnings attributable to Altria Group, Inc.	$4,930	$3,133	$1,760	$(4,893)	$4,930

Condensed Consolidating Statements of Cash Flows

for the year ended December 31, 2010

(in millions of dollars)

	Altria Group, Inc.	PM USA	Non- Guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Cash Provided by (Used in) Operating Activities
Net cash (used in) provided by operating activities	$(712)	$2,993	$486	$—	$2,767

Cash Provided by (Used in) Investing Activities
Consumer products
Capital expenditures		(54)	(114)		(168)
Other		3	112		115
Financial services
Proceeds from finance assets			312		312

Net cash (used in) provided by investing activities		(51)	310		259

Cash Provided by (Used in) Financing Activities
Consumer products
Long-term debt issued	1,007				1,007
Long-term debt repaid	(775)				(775)
Dividends paid on common stock	(2,958)				(2,958)
Issuance of common stock	104				104
Changes in amounts due to/from Altria Group, Inc. and subsidiaries	279	325	(604)
Financing fees and debt issuance costs	(6)				(6)
Cash dividends received from/(paid by) subsidiaries	3,438	(3,259)	(179)
Other	59	(8)	(6)		45

Net cash provided by (used in) financing activities	1,148	(2,942)	(789)		(2,583)

Cash and cash equivalents:
Increase	436	—	7	—	443
Balance at beginning of period	1,862		9		1,871

Balance at end of period	$2,298	$—	$16	$—	$2,314

Condensed Consolidating Statements of Cash Flows

for the year ended December 31, 2009

(in millions of dollars)

	Altria Group, Inc.	PM USA	Non- Guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Cash Provided by (Used in) Operating Activities
Net cash (used in) provided by operating activities	$(10)	$3,496	$(43)	$—	$3,443

Cash Provided by (Used in) Investing Activities
Consumer products
Capital expenditures		(149)	(124)		(273)
Acquisition of UST, net of acquired cash			(10,244)		(10,244)
Changes in amounts due to/from Altria Group, Inc. and subsidiaries	(6,000)		6,000
Other		(4)	(27)		(31)
Financial services
Investment in finance assets			(9)		(9)
Proceeds from finance assets			793		793

Net cash used in investing activities	(6,000)	(153)	(3,611)		(9,764)

Cash Provided by (Used in) Financing Activities
Consumer products
Net repayment of short-term borrowings			(205)		(205)
Long-term debt issued	4,221				4,221
Long-term debt repaid		(135)	(240)		(375)
Financial services
Long-term debt repaid			(500)		(500)
Dividends paid on common stock	(2,693)				(2,693)
Issuance of common stock	89				89
Financing fees and debt issuance costs	(177)				(177)
Changes in amounts due to/from Altria Group, Inc. and subsidiaries	(5,227)	423	4,804
Cash dividends received from/(paid by) subsidiaries	3,711	(3,575)	(136)
Other	38	(57)	(65)		(84)

Net cash (used in) provided by financing activities	(38)	(3,344)	3,658		276

Cash and cash equivalents:
(Decrease) increase	(6,048)	(1)	4	—	(6,045)
Balance at beginning of year	7,910	1	5		7,916

Balance at end of year	$1,862	$—	$9	$—	$1,871

Condensed Consolidating Statements of Cash Flows

for the year ended December 31, 2008

(in millions of dollars)

	Altria Group, Inc.	PM USA	Non- Guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Cash Provided by (Used in) Operating Activities
Net cash (used in) provided by operating activities, continuing operations	$(242)	$3,499	$(42)	$—	$3,215
Net cash provided by operating activities, discontinued operations			1,666		1,666

Net cash (used in) provided by operating activities	(242)	3,499	1,624	—	4,881

Cash Provided by (Used in) Investing Activities
Consumer products
Capital expenditures		(220)	(21)		(241)
Proceeds from sale of corporate headquarters building	525				525
Changes in amounts due to/from Altria Group, Inc. and subsidiaries	(7,558)	6,000	1,558
Other		2	108		110
Financial services
Investment in finance assets			(1)		(1)
Proceeds from finance assets			403		403

Net cash (used in) provided by investing activities, continuing operations	(7,033)	5,782	2,047		796
Net cash used in investing activities, discontinued operations			(317)		(317)

Net cash (used in) provided by investing activities	(7,033)	5,782	1,730		479

Cash Provided by (Used in) Financing Activities
Consumer products
Long-term debt issued	6,738				6,738
Long-term debt repaid	(2,499)		(1,558)		(4,057)
Repurchase of common stock	(1,166)				(1,166)
Dividends paid on common stock	(4,428)				(4,428)
Issuance of common stock	89				89
PMI dividends paid to Altria Group, Inc.	3,019				3,019
Financing fees and debt issuance costs	(93)				(93)
Tender and consent fees related to the early extinguishment of debt	(368)		(3)		(371)
Changes in amounts due to/from PMI	(664)				(664)
Changes in amounts due to/from Altria Group, Inc. and subsidiaries	10	347	(357)
Cash dividends received from/(paid by) subsidiaries	9,662	(9,565)	(97)
Other	50	(63)	9		(4)

Net cash provided by (used in) financing activities, continuing operations	10,350	(9,281)	(2,006)		(937)
Net cash used in financing activities, discontinued operations			(1,648)		(1,648)

Net cash provided by (used in) financing activities	10,350	(9,281)	(3,654)		(2,585)

Effect of exchange rate changes on cash and cash equivalents:
Discontinued operations			(126)		(126)

Cash and cash equivalents, continuing operations:
Increase (decrease)	3,075	—	(1)	—	3,074
Balance at beginning of year	4,835	1	6		4,842

Balance at end of year	$7,910	$1	$5	$—	$7,916

Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2010
Quarterly Financial Data (Unaudited)

Note 23.

Quarterly Financial Data (Unaudited):

	2010 Quarters
(in millions, except per share data)	1st	2nd	3rd	4th
Net revenues	$5,760	$6,274	$6,402	$5,927

Gross profit	$2,084	$2,374	$2,476	$2,254

Net earnings	$813	$1,043	$1,131	$920
Net earnings attributable to noncontrolling interests		(1)		(1)

Net earnings attributable to Altria Group, Inc.	$813	$1,042	$1,131	$919

Per share data:
Basic EPS attributable to Altria Group, Inc.	$0.39	$0.50	$0.54	$0.44

Diluted EPS attributable to Altria Group, Inc.	$0.39	$0.50	$0.54	$0.44

Dividends declared	$0.35	$0.35	$0.38	$0.38

Market price — high	$20.86	$21.91	$24.39	$26.22
— low	$19.14	$19.20	$19.89	$23.66

	2009 Quarters
(in millions, except per share data)	1st	2nd	3rd	4th
Net revenues	$4,523	$6,719	$6,300	$6,014

Gross profit	$2,042	$2,456	$2,285	$2,051

Net earnings	$589	$1,011	$882	$726
Net earnings attributable to noncontrolling interests		(1)		(1)

Net earnings attributable to Altria Group, Inc.	$589	$1,010	$882	$725

Per share data:
Basic EPS attributable to Altria Group, Inc.	$0.28	$0.49	$0.43	$0.35

Diluted EPS attributable to Altria Group, Inc.	$0.28	$0.49	$0.42	$0.35

Dividends declared	$0.32	$0.32	$0.34	$0.34

Market price — high	$17.63	$17.62	$18.70	$20.47
— low	$14.50	$15.76	$16.10	$17.28

During 2010 and 2009, the following pre-tax charges or (gains) were included in net earnings attributable to Altria Group, Inc.:

	2010 Quarters
(in millions)	1st	2nd	3rd	4th
Asset impairment and exit costs	$7	$21	$3	$5
Implementation and integration costs	33	29	24	9
UST acquisition-related costs	5	5	5	7
SABMiller special items	17	47	21	22

	$62	$102	$53	$43

	2009 Quarters
(in millions)	1st	2nd	3rd	4th
Asset impairment and exit costs	$128	$38	$133	$122
Implementation and integration costs	37	50	50	60
UST acquisition-related costs	164	7	7	9
PMCC increase in allowance for losses		15
SABMiller special items		(63)	38	10

	$329	$47	$228	$201

As discussed in Note 16. Income Taxes, Altria Group, Inc. has recognized income tax benefits in the consolidated statements of earnings during 2010 and 2009 as a result of various tax events.

Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2010
Valuation and Qualifying Accounts

VALUATION AND QUALIFYING ACCOUNTS

For the Years Ended December 31, 2010, 2009 and 2008

(in millions)

Col. A	Col. B	Col. C		Col. D	Col. E
		Additions
Description	Balance at Beginning of Period	Charged to Costs and Expenses	Charged to Other Accounts	Deductions	Balance at End of Period
			(a)	(b)
2010:
CONSUMER PRODUCTS:
Allowance for discounts	$—	$606	$—	$606	$—
Allowance for doubtful accounts	3	—	—	3	—
Allowance for returned goods	47	86	—	87	46

	$50	$692	$—	$696	$46

FINANCIAL SERVICES:
Allowance for losses	$266	$—	$—	$64	$202

2009:
CONSUMER PRODUCTS:
Allowance for discounts	$—	$593	$—	$593	$—
Allowance for doubtful accounts	3	—	—	—	3
Allowance for returned goods	4	104	15	76	47

	$7	$697	$15	$669	$50

FINANCIAL SERVICES:
Allowance for losses	$304	$15	$—	$53	$266

2008:
CONSUMER PRODUCTS:
Allowance for discounts	$—	$492	$—	$492	$—
Allowance for doubtful accounts	3	—	—	—	3
Allowance for returned goods	2	6	—	4	4

	$5	$498	$—	$496	$7

FINANCIAL SERVICES:
Allowance for losses	$204	$100	$—	$—	$304

Notes:

(a)	Related to the acquisition of UST LLC

(b)	Represents charges for which allowances were created

Summary of Significant Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2010
Cash and cash equivalents

■      Cash and cash equivalents: Cash equivalents include demand deposits with banks and all highly liquid investments with original maturities of three months or less. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

Depreciation, amortization and intangible asset valuation

■     Depreciation, amortization and intangible asset valuation: Property, plant and equipment are stated at historical cost and depreciated by the straight-line method over the estimated useful lives of the assets. Machinery and equipment are depreciated over periods up to 25 years, and buildings and building improvements over periods up to 50 years.

Definite-lived intangible assets are amortized over their estimated useful lives. Altria Group, Inc. conducts a required annual review of goodwill and indefinite-lived intangible assets for potential impairment, and more frequently if an event occurs or circumstances change that would require Altria Group, Inc. to perform an interim review. Goodwill impairment testing requires a comparison between the carrying value and fair value of each reporting unit. If the carrying value exceeds the fair value, goodwill is considered impaired. The amount of impairment loss is measured as the difference between the carrying value and implied fair value of goodwill, which is determined using discounted cash flows. Impairment testing for indefinite-lived intangible assets requires a comparison between the fair value and carrying value of the intangible asset. If the carrying value exceeds fair value, the intangible asset is considered impaired and is reduced to fair value. During 2010, 2009 and 2008, Altria Group, Inc. completed its annual review of goodwill and indefinite-lived intangible assets, and no impairment charges resulted from these reviews.

Environmental costs

■     Environmental costs: Altria Group, Inc. is subject to laws and regulations relating to the protection of the environment. Altria Group, Inc. provides for expenses associated with environmental remediation obligations on an undiscounted basis when such amounts are probable and can be reasonably estimated. Such accruals are adjusted as new information develops or circumstances change.

Compliance with environmental laws and regulations, including the payment of any remediation and compliance costs or damages and the making of related expenditures, has not had, and is not expected to have, a material adverse effect on Altria Group, Inc.'s consolidated financial position, results of operations or cash flows (see Note 21. Contingencies — Environmental Regulation).

Fair value measurements

■     Fair Value Measurements: Altria Group, Inc. measures certain assets and liabilities at fair value. Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Altria Group, Inc. uses a fair value hierarchy, which gives the highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (level 1 measurements) and the lowest priority to unobservable inputs ( level 3 measurements). The three levels of inputs used to measure fair value are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The fair value of substantially all of Altria Group, Inc.'s pension assets is based on observable inputs, including readily available quoted market prices, which meet the definition of a Level 1 or Level 2 input. For the fair value disclosure of the pension plan assets, see Note 18. Benefit Plans.

Altria Group, Inc. assesses the fair value of any derivative financial instruments using internally developed models that use, as their basis, readily observable future amounts, such as cash flows, earnings, and the current market expectations of those future amounts. As discussed in Note 20. Financial Instruments, at December 31, 2010, Altria Group, Inc. had no derivative financial instruments remaining.

Finance leases

■      Finance leases: Income attributable to leveraged leases is initially recorded as unearned income and subsequently recognized as revenue over the terms of the respective leases at constant after-tax rates of return on the positive net investment balances. Investments in leveraged leases are stated net of related nonrecourse debt obligations.

Income attributable to direct finance leases is initially recorded as unearned income and subsequently recognized as revenue over the terms of the respective leases at constant pre-tax rates of return on the net investment balances.

Finance leases include unguaranteed residual values that represent PMCC's estimates at lease inception as to the fair values of assets under lease at the end of the non-cancelable lease terms. The estimated residual values are reviewed annually by PMCC's management, which includes analysis of a number of factors, including activity in the relevant industry. If necessary, revisions are recorded to reduce the residual values. Such reviews resulted in a decrease of  $11 million to PMCC's net revenues and results of operations in 2010. There were no adjustments in 2009 and 2008.

PMCC considers rents receivable past due when they are beyond the grace period of their contractual due date. PMCC ceases recording income ("non-accrual status") on rents receivable when contractual payments become 90 days past due or earlier if management believes there is significant uncertainty of collectability of rent payments, and resumes recording income when collectability of rent payments is reasonably certain. Payments received on rents receivable that are on non-accrual status are used to reduce the rents receivable balance. Write-offs to the allowance for losses are recorded when amounts are deemed to be uncollectible. There were no rents receivable on non-accrual status at December 31, 2010.

Foreign currency translation

■     Foreign currency translation: Altria Group, Inc. translates the results of operations of its foreign subsidiaries using average exchange rates during each period, whereas balance sheet accounts are translated using exchange rates at the end of each period. Currency translation adjustments are recorded as a component of stockholders' equity. The accumulated currency translation adjustments related to PMI were recognized and recorded in connection with the PMI distribution. Transaction gains and losses are recorded in the consolidated statements of earnings and are not significant for any of the periods presented.

Guarantees	■ Guarantees: Altria Group, Inc. recognizes a liability for the fair value of the obligation of qualifying guarantee activities. See Note 21. Contingencies for a further discussion of guarantees.
Impairment of long-lived assets

■     Impairment of long-lived assets: Altria Group, Inc. reviews long-lived assets, including definite-lived intangible assets, for impairment whenever events or changes in business circumstances indicate that the carrying value of the assets may not be fully recoverable. Altria Group, Inc. performs undiscounted operating cash flow analyses to determine if an impairment exists. For purposes of recognition and measurement of an impairment for assets held for use, Altria Group, Inc. groups assets and liabilities at the lowest level for which cash flows are separately identifiable. If an impairment is determined to exist, any related impairment loss is calculated based on fair value. Impairment losses on assets to be disposed of, if any, are based on the estimated proceeds to be received, less costs of disposal.

Income taxes

■     Income taxes: Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Significant judgment is required in determining income tax provisions and in evaluating tax positions.

Altria Group, Inc. recognizes a benefit for uncertain tax positions when a tax position taken or expected to be taken in a tax return is more-likely-than-not to be sustained upon examination by taxing authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement.

Altria Group, Inc. recognizes accrued interest and penalties associated with uncertain tax positions as part of the provision for income taxes on its consolidated statements of earnings.

Inventories

■     Inventories: Inventories are stated at the lower of cost or market. The last-in, first-out ("LIFO") method is used to cost substantially all tobacco inventories. The cost of the remaining inventories is determined using the first-in, first-out ("FIFO") and average cost methods. It is a generally recognized industry practice to classify leaf tobacco and wine inventories as current assets although part of such inventory, because of the duration of the curing and aging process, ordinarily would not be utilized within one year.

Marketing costs

■     Marketing costs: The consumer products businesses promote their products with consumer engagement programs, consumer incentives and trade promotions. Such programs include, but are not limited to, discounts, coupons, rebates, in-store display incentives, event marketing and volume-based incentives. Consumer engagement programs are expensed as incurred. Consumer incentive and trade promotion activities are recorded as a reduction of revenues based on amounts estimated as being due to customers and consumers at the end of a period, based principally on historical utilization and redemption rates. For interim reporting purposes, consumer engagement programs and certain consumer incentive expenses are charged to operations as a percentage of sales, based on estimated sales and related expenses for the full year.

Revenue recognition

■     Revenue recognition: The consumer products businesses recognize revenues, net of sales incentives and sales returns, and including shipping and handling charges billed to customers, upon shipment or delivery of goods when title and risk of loss pass to customers. Payments received in advance of revenue recognition are deferred and recorded in other accrued liabilities until revenue is recognized. Altria Group, Inc.'s consumer products businesses also include excise taxes billed to customers in net revenues. Shipping and handling costs are classified as part of cost of sales.

Stock-based compensation

■     Stock-based compensation: Altria Group, Inc. measures compensation cost for all stock-based awards at fair value on date of grant and recognizes compensation expense over the service periods for awards expected to vest. The fair value of restricted stock and deferred stock is determined based on the number of shares granted and the market value at date of grant. The fair value of stock options is determined using a modified Black-Scholes methodology.

Finance Assets, net (Policy)	12 Months Ended
Dec. 31, 2010
Investments in Finance Leases

PMCC maintains an allowance for losses, which provides for estimated losses on its investments in finance leases. PMCC's portfolio consists of leveraged and direct finance leases to a diverse base of lessees participating in a wide variety of industries. Losses on such leases are recorded when probable and estimable. PMCC regularly performs a systematic assessment of each individual lease in its portfolio to determine potential credit or collection issues that might indicate impairment. Impairment takes into consideration both the probability of default and the likelihood of recovery if default were to occur. PMCC considers both quantitative and qualitative factors of each investment when performing its assessment of the allowance for losses.

Quantitative factors that indicate potential default are tied most directly to public debt ratings. PMCC monitors all publicly available information on its obligors, including financial statements and credit rating agency reports. Qualitative factors that indicate the likelihood of recovery if default were to occur include, but are not limited to, underlying collateral value, other forms of credit support, and legal/structural considerations impacting each lease. Using all available information, PMCC calculates potential losses for each lease in its portfolio based on its default and recovery assumption for each lease. The aggregate of these potential losses forms a range of potential losses which is used as a guideline to determine the adequacy of PMCC's allowance for losses.

Contingencies (Policy)	12 Months Ended
Dec. 31, 2010
Contingencies

Altria Group, Inc. and its subsidiaries record provisions in the consolidated financial statements for pending litigation when they determine that an unfavorable outcome is probable and the amount of the loss can be reasonably estimated. At the present time, while it is reasonably possible that an unfavorable outcome in a case may occur, except as discussed elsewhere in this Note 21. Contingencies: (i) management has concluded that it is not probable that a loss has been incurred in any of the pending tobacco-related cases; (ii) management is unable to estimate the possible loss or range of loss that could result from an unfavorable outcome in any of the pending tobacco-related cases; and (iii) accordingly, management has not provided any amounts in the consolidated financial statements for unfavorable outcomes, if any. Legal defense costs are expensed as incurred.

UST Acquisition (Tables)	3 Months Ended	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2008
Altria's Financial Position and Results of Operations, Pro Forma

(in millions, except per share data)	Pro Forma Year Ended December 31, 2008
Net revenues	$21,339
Earnings from continuing operations	$2,677
Net earnings	$4,578
Net earnings attributable to Altria Group, Inc.	$4,515
Per share data:
Basic earnings per share:
Continuing operations	$1.29
Discontinued operations	0.88

Net earnings attributable to Altria Group, Inc.	$2.17

Diluted earnings per share:
Continuing operations	$1.28
Discontinued operations	0.88

Net earnings attributable to Altria Group, Inc.	$2.16

Schedule of Fair Value of Identifiable Assets and Liabilities in UST Acquisition

(in millions)
Cash and cash equivalents	$163
Inventories	796
Property, plant and equipment	688
Other intangible assets:
Indefinite-lived trademarks	9,059
Definite-lived (20-year life)	60
Short-term borrowings	(205)
Current portion of long-term debt	(240)
Long-term debt	(900)
Deferred income taxes	(3,535)
Other assets and liabilities, net	(540)
Noncontrolling interests	(36)

Total identifiable net assets	5,310
Total purchase price	10,407

Goodwill	$5,097

Acquisition, Restructuring and Integration Costs

	For the Years Ended December 31,
(in millions)	2010	2009	2008
Asset impairment and exit costs	$6	$202	$—
Integration costs	18	49
Inventory adjustments	22	36
Financing fees		91	58
Transaction costs		60

Total	$46	$438	$58

Divestiture (Tables)	12 Months Ended
Dec. 31, 2010
Summary of Financial Information for Discontinued Operations

(in millions)	2008
Net revenues	$15,376

Earnings before income taxes	$2,701
Provision for income taxes	(800)

Earnings from discontinued operations, net of income taxes	1,901
Net earnings attributable to noncontrolling interests	(61)

Earnings from discontinued operations	$1,840

Goodwill and Other Intangible Assets, net (Tables)	12 Months Ended
Dec. 31, 2010
Schedule of Goodwill and Intangible Assets by Segment

	Goodwill		Other Intangible Assets, net
(in millions)	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009
Cigarettes	$—	$—	$261	$272
Smokeless products	5,023	5,023	8,843	8,845
Cigars	77	77	2,744	2,750
Wine	74	74	270	271

Total	$5,174	$5,174	$12,118	$12,138

Intangible Assets Disclosure

	December 31, 2010		December 31, 2009
(in millions)	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Indefinite-lived intangible assets	$11,701		$11,701
Definite-lived intangible assets	464	$47	464	$27

Total other intangible assets	$12,165	$47	$12,165	$27

Change in Goodwill and Other Intangible Assets

	2010		2009
(in millions)	Goodwill	Other Intangible Assets	Goodwill	Other Intangible Assets
Balance at beginning of year	$5,174	$12,165	$77	$3,046
Changes due to:
Acquisition of UST			5,097	9,119

Balance at end of year	$5,174	$12,165	$5,174	$12,165

Asset Impairment, Exit, Implementation and Integration Costs (Tables)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Pre-tax Exit, Implementation and Integration Costs

	For the Year Ended December 31, 2010
(in millions)	Asset Impairment and Exit Costs	Implementation Costs	Integration Costs	Total
Cigarettes	$24	$75	$—	$99
Smokeless products	6		16	22
Cigars			2	2
Wine			2	2
General corporate	6			6

Total	$36	$75	$20	$131

	For the Year Ended December 31, 2009
(in millions)	Asset Impairment and Exit Costs	Implementation Costs	Integration Costs	Total
Cigarettes	$115	$139	$—	$254
Smokeless products	193		43	236
Cigars			9	9
Wine	3		6	9
Financial services	19			19
General corporate	91			91

Total	$421	$139	$58	$618

	For the Year Ended December 31, 2008
(in millions)	Exit Costs	Implementation Costs	Integration Costs	Total
Cigarettes	$97	$69	$—	$166
Cigars			18	18
Financial services	2			2
General corporate	350			350

Total	$449	$69	$18	$536

Movement in the Severance Liability and Details of Asset Impairment and Exit Costs

(in millions)	Severance	Other	Total
Severance liability balance, December 31, 2008	$348	$—	$348
Charges	185	236	421
Cash spent	(307)	(119)	(426)
Liability recorded in pension and postretirement plans, and other	2	(117)	(115)

Severance liability balance, December 31, 2009	228	—	228
Charges, net	(11)	47	36
Cash spent	(191)	(36)	(227)
Other		(11)	(11)

Severance liability balance, December 31, 2010	$26	$—	$26

Schedule of Restructuring and Related Costs

	For the Year Ended December 31, 2010
(in millions)	Asset Impairment and Exit Costs	Integration Costs	Total
Smokeless products	$6	$16	$22
Wine		2	2
General corporate	4		4

Total	$10	$18	$28

	For the Year Ended December 31, 2009
(in millions)	Asset Impairment and Exit Costs	Integration Costs	Total
Cigarettes	$18	$—	$18
Smokeless products	193	43	236
Wine	3	6	9
Financial services	4		4
General corporate	61		61

Total	$279	$49	$328

Pre-tax Charges for Manufacturing Optimization Plan

	For the Years Ended December 31,
(in millions)	2010	2009	2008
Asset impairment and exit costs	$24	$97	$49
Implementation costs	75	139	69

Total	$99	$236	$118

Investment in SABMiller (Tables)	12 Months Ended
Dec. 31, 2010
Equity Method Investments

	For the Years Ended December 31,
(in millions)	2010	2009	2008
Equity earnings	$578	$407	$467
Gains resulting from issuances of common stock by SABMiller	50	193

	$628	$600	$467

Summary of Balance Sheet of SABMiller

	At December 31,
(in millions)	2010	2009
Current assets	$4,518	$4,495

Long-term assets	$34,744	$33,841

Current liabilities	$6,625	$5,307

Long-term liabilities	$11,270	$13,199

Non-controlling interests	$766	$672

Summary of Income Statement of SABMiller

	For the Years Ended December 31,
(in millions)	2010	2009	2008
Net revenues	$18,981	$17,020	$20,466

Operating profit	$2,821	$2,173	$2,854

Net earnings	$2,133	$1,473	$1,635

Finance Assets, net (Tables)	12 Months Ended
Dec. 31, 2010
Summary of Net Investments In Finance Leases

	Leveraged Leases		Direct Finance Leases		Total
(in millions)	2010	2009	2010	2009	2010	2009
Rents receivable, net	$4,659	$5,137	$207	$274	$4,866	$5,411
Unguaranteed residual values	1,327	1,411	87	87	1,414	1,498
Unearned income	(1,573)	(1,816)	(3)	(23)	(1,576)	(1,839)
Deferred investment tax credits		(1)				(1)

Investments in finance leases	4,413	4,731	291	338	4,704	5,069
Deferred income taxes	(3,830)	(4,126)	(130)	(155)	(3,960)	(4,281)

Net investments in finance leases	$583	$605	$161	$183	$744	$788

Finance Assets, net (Schedule of Leveraged and Direct Finance Rents Receivable)

(in millions)	Leveraged Leases	Direct Finance Leases	Total
2011	$82	$45	$127
2012	130	45	175
2013	174	45	219
2014	259	45	304
2015	405		405
Thereafter	3,609	27	3,636

Total	$4,659	$207	$4,866

Schedule of Credit Quality of Investments in Finance Leases

(in millions)	2010	2009
Credit Rating by Standard & Poor's/Moody's:
"AAA/Aaa" to "A-/A3"	$2,343	$2,336
"BBB+/Baa1" to "BBB-/Baa3"	1,148	1,424
"BB+/Ba1" and Lower	1,213	1,309

Total	$4,704	$5,069

Schedule of Allowance for Losses on Finance Assets

(in millions)	2010	2009	2008
Balance at beginning of year	$266	$304	$204
Increase to provision		15	100
Amounts written-off	(64)	(53)

Balance at end of year	$202	$266	$304

Short-Term Borrowings and Borrowing Arrangements (Tables)	12 Months Ended
Dec. 31, 2010
Short-Term Borrowings and Borrowing Arrangements
Schedule of Credit Lines and Related Activity

(in billions) Type	Credit Lines	Amount Drawn	Commercial Paper Outstanding	Lines Available
364-Day Agreement	$0.6	$—	$—	$0.6
3-Year Agreement	2.4			2.4

	$3.0	$—	$—	$3.0

Long-Term Debt (Tables)	12 Months Ended
Dec. 31, 2010
Components of Long-Term Debt

(in millions)	2010	2009
Notes, 4.125% to 10.20% (average coupon interest rate 8.8%), due through 2039	$12,152	$11,918
Debenture, 7.75% due 2027	42	42

	12,194	11,960
Less current portion of long-term debt		(775)

	$12,194	$11,185

Aggregate Maturities of Long-Term Debt

(in millions)	Altria Group, Inc.	UST	Total Long-Term Debt
2012		$600	$600
2013	$1,459		1,459
2014	525		525
2015	1,000		1,000
2018	3,100	300	3,400
2019	2,200		2,200
Thereafter	3,042		3,042

Capital Stock (Tables)	12 Months Ended
Dec. 31, 2010
Schedule Components of Authorized Capital Stock

	Shares Issued	Shares Repurchased	Shares Outstanding
Balances, December 31, 2007	2,805,961,317	(698,284,555)	2,107,676,762
Exercise of stock options and issuance of other stock awards		7,144,822	7,144,822
Repurchased		(53,450,000)	(53,450,000)

Balances, December 31, 2008	2,805,961,317	(744,589,733)	2,061,371,584
Exercise of stock options and issuance of other stock awards		14,657,060	14,657,060

Balances, December 31, 2009	2,805,961,317	(729,932,673)	2,076,028,644
Exercise of stock options and issuance of other stock awards		12,711,022	12,711,022

Balances, December 31, 2010	2,805,961,317	(717,221,651)	2,088,739,666

Stock Plans (Tables)	12 Months Ended
Dec. 31, 2010
Stock Option Plan [Member]
Stock Activity

	Shares Subject to Option	Weighted Average Exercise Price	Average Remaining Contractual Term	Aggregate Intrinsic Value
Balance at December 31, 2009	12,401,903	$10.74
Options exercised	(9,707,570)	10.69
Options canceled	(18,740)	7.53
Balance/Exercisable at December 31, 2010	2,675,593	10.95	3 months	$37 million

Restricted and Deferred Stock Plan [Member]
Stock Activity

	Number of Shares	Weighted-Average Grant Date Fair Value Per Share
Balance at December 31, 2009	8,215,081	$28.88
Granted	2,646,080	19.90
Vested	(1,694,518)	64.34
Forfeited	(401,045)	20.13

Balance at December 31, 2010	8,765,598	19.72

Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2010
Earnings Per Share

	For the Years Ended December 31,
(in millions)	2010	2009	2008
Earnings from continuing operations	$3,905	$3,206	$3,090
Earnings from discontinued operations			1,840

Net earnings attributable to Altria Group, Inc.	3,905	3,206	4,930
Less: Distributed and undistributed earnings attributable to unvested restricted and deferred shares	(15)	(11)	(13)

Earnings for basic EPS	3,890	3,195	4,917
Add: Undistributed earnings attributable to unvested restricted and deferred shares	3	2	4
Less: Undistributed earnings reallocated to unvested restricted and deferred shares	(3)	(2)	(4)

Earnings for diluted EPS	$3,890	$3,195	$4,917

Weighted-average shares for basic EPS	2,077	2,066	2,075
Add: Incremental shares from stock options	2	5	9

Weighted-average shares for diluted EPS	2,079	2,071	2,084

Accumulated Other Comprehensive Earnings (Losses) (Tables)	12 Months Ended
Dec. 31, 2010
Schedule of Accumulated Other Comprehensive Earnings (Losses)

(in millions)	Currency Translation Adjustments	Changes in Net Loss and Prior Service Cost	Changes in Fair Value of Derivatives Accounted for as Hedges	Ownership of SABMiller's Other Comprehensive Earnings (Losses)	Accumulated Other Comprehensive Earnings (Losses)
Balances, December 31, 2007	$728	$(960)	$(5)	$348	$111
Period Change	233	(1,385)	(177)	(308)	(1,637)
Spin-off of PMI	(961)	124	182		(655)

Balances, December 31, 2008	—	(2,221)	—	40	(2,181)
Period Change	3	375		242	620

Balances, December 31, 2009	3	(1,846)	—	282	(1,561)
Period Change	1	35		41	77

Balances, December 31, 2010	$4	$(1,811)	$—	$323	$(1,484)

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2010
Schedule of Earnings from Continuing Operations Before Income Taxes and Provision for Income Taxes

(in millions)	2010	2009	2008
Earnings from continuing operations before income taxes:
United States	$5,709	$4,868	$4,789
Outside United States	14	9

Total	$5,723	$4,877	$4,789

Provision for income taxes:
Current:
Federal	$1,430	$1,512	$1,486
State and local	258	111	351
Outside United States	4	3

	1,692	1,626	1,837

Deferred:
Federal	120	(14)	(95)
State and local	4	57	(43)

	124	43	(138)

Total provision for income taxes	$1,816	$1,669	$1,699

Reconciliation of Beginning and Ending Unrecognized Tax Benefits

(in millions)	2010	2009	2008
Balance at beginning of year	$601	$669	$615
Additions based on tax positions related to the current year	21	15	50
Additions for tax positions of prior years	30	34	70
Reductions for tax positions due to lapse of statutes of limitations	(58)	(22)
Reductions for tax positions of prior years	(164)	(87)	(10)
Settlements	(31)	(8)	(2)
Reduction of state and foreign unrecognized tax benefits due to PMI spin-off			(54)

Balance at end of year	$399	$601	$669

Schedule of Unrecognized Tax Benefits and Consolidated Liability for Tax Contingencies

(in millions)	2010	2009
Unrecognized tax benefits — Altria Group, Inc.	$220	$283
Unrecognized tax benefits — Kraft	101	198
Unrecognized tax benefits — PMI	78	120

Unrecognized tax benefits	399	601
Accrued interest and penalties	261	327
Tax credits and other indirect benefits	(85)	(100)

Liability for tax contingencies	$575	$828

Reconciliation of Effective Tax Rate and U.S. Federal Statutory Rate

	2010	2009	2008
U.S. federal statutory rate	35.0%	35.0%	35.0%
Increase (decrease) resulting from:
State and local income taxes, net of federal tax benefit	2.9	2.7	4.2
Reversal of tax reserves no longer required	(2.7)	(1.7)
Domestic manufacturing deduction	(2.4)	(1.5)	(1.6)
SABMiller dividend benefit	(2.3)	(2.4)	(2.1)
Other	1.2	2.1

Effective tax rate	31.7%	34.2%	35.5%

Schedule of Deferred Income Tax Assets and Liabilities

(in millions)	2010	2009
Deferred income tax assets:
Accrued postretirement and postemployment benefits	$1,045	$1,126
Settlement charges	1,393	1,428
Accrued pension costs	395	434
Net operating losses and tax credit carryforwards	87	113

Total deferred income tax assets	2,920	3,101

Deferred income tax liabilities:
Property, plant and equipment	(425)	(503)
Intangible assets	(3,655)	(3,579)
Investment in SABMiller	(1,758)	(1,632)
Other	(296)	(164)

Total deferred income tax liabilities	(6,134)	(5,878)

Valuation allowances	(39)	(76)

Net deferred income tax liabilities	$(3,253)	$(2,853)

Segment Reporting (Tables)	12 Months Ended
Dec. 31, 2010
Segment Data Schedule

	For the Years Ended December 31,
(in millions)	2010	2009	2008
Net revenues:
Cigarettes	$21,631	$20,919	$18,753
Smokeless products	1,552	1,366
Cigars	560	520	387
Wine	459	403
Financial services	161	348	216

Net revenues	$24,363	$23,556	$19,356

Earnings from continuing operations before income taxes:
Operating companies income:
Cigarettes	$5,451	$5,055	$4,866
Smokeless products	803	381
Cigars	167	176	164
Wine	61	43
Financial services	157	270	71
Amortization of intangibles	(20)	(20)	(7)
Gain on sale of corporate headquarters building			404
General corporate expenses	(216)	(204)	(266)
Reduction of Kraft and PMI tax-related receivables	(169)	(88)
UST acquisition-related transaction costs		(60)
Corporate asset impairment and exit costs	(6)	(91)	(350)

Operating income	6,228	5,462	4,882
Interest and other debt expense, net	(1,133)	(1,185)	(167)
Loss on early extinguishment of debt			(393)
Earnings from equity investment in SABMiller	628	600	467

Earnings from continuing operations before income taxes	$5,723	$4,877	$4,789

Schedule of Depreciation Expense and Capital Expenditures of Segments

	For the Years Ended December 31,
(in millions)	2010	2009	2008
Depreciation expense:
Cigarettes	$164	$168	$182
Smokeless products	32	41
Cigars	3	2	1
Wine	23	22
Corporate	34	38	25

Total depreciation expense	$256	$271	$208

Capital expenditures:
Cigarettes	$54	$147	$220
Smokeless products	19	18
Cigars	16	4	7
Wine	22	24
Corporate	57	80	14

Total capital expenditures	$168	$273	$241

Benefit Plans (Tables)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Projected Benefit Obligations, Plan Assets and Funded Status

(in millions)	2010	2009
Projected benefit obligation at beginning of year	$6,075	$5,342
Service cost	80	96
Interest cost	356	349
Benefits paid	(375)	(460)
Actuarial losses	287	105
Acquisition		634
Termination, settlement and curtailment		9
Other	16

Projected benefit obligation at end of year	6,439	6,075

Fair value of plan assets at beginning of year	4,870	3,929
Actual return on plan assets	639	945
Employer contributions	30	37
Funding of UST plans	26	134
Benefits paid	(375)	(460)
Actuarial gains	28	2
Acquisition		283

Fair value of plan assets at end of year	5,218	4,870

Net pension liability recognized at December 31	$1,221	$1,205

Net Pension Liability Recognized in Consolidated Balance Sheets

(in millions)	2010	2009
Other accrued liabilities	$30	$48
Accrued pension costs	1,191	1,157

	$1,221	$1,205

Weighted-average Assumptions to Determine Benefit Obligations

	2010	2009
Discount rate	5.5%	5.9%
Rate of compensation increase	4.0	4.5

Schedule of Components of Net Periodic Pension Cost

(in millions)	2010	2009	2008
Service cost	$80	$96	$99
Interest cost	356	349	304
Expected return on plan assets	(421)	(429)	(428)
Amortization:
Net loss	126	119	59
Prior service cost	13	12	12
Termination, settlement and curtailment		12	97

Net periodic pension cost	$154	$159	$143

Termination, Settlement and Curtailment

(in millions)	2009	2008
Benefit obligation	$9	$50
Other comprehensive earnings/losses:
Net losses	3	45
Prior service cost		2

	$12	$97

Weighted-average Assumptions to Determine Net Pension Cost

	2010	2009	2008
Discount rate	5.9%	6.1%	6.2%
Expected rate of return on plan assets	8.0	8.0	8.0
Rate of compensation increase	4.5	4.5	4.5

Fair Values of Pension Plan Assets

Investments at Fair Value as of December 31, 2010

(in millions)	Level 1	Level 2	Level 3	Totals
Common/collective trusts:
U.S. large cap	$—	$1,431	$—	$1,431
U.S. small cap		533		533
International developed markets		177		177
International emerging markets		123		123
Long duration fixed income		479		479
Other		125		125
U.S. and foreign government securities or their agencies:
U.S. government and agencies		440		440
U.S. municipal bonds		32		32
Foreign government and agencies		308		308
Corporate debt instruments:
Above investment grade		488		488
Below investment grade and no rating		178		178
Common stock:
International equities	542			542
U.S. equities	24			24
Registered investment companies	152	62		214
U.S. and foreign cash and cash equivalents	38	6		44
Asset backed securities		48		48
Other, net	8	11	13	32

Total investments at fair value, net	$764	$4,441	$13	$5,218

Investments at Fair Value as of December 31, 2009

(in millions)	Level 1	Level 2	Level 3	Totals
Common/collective trusts:
U.S. large cap	$—	$1,557	$—	$1,557
U.S. small cap		512		512
International developed markets		164		164
International emerging markets		104		104
Long duration fixed income		427		427
U.S. and foreign government securities or their agencies:
U.S. government and agencies		485		485
U.S. municipal bonds		15		15
Foreign government and agencies		163		163
Corporate debt instruments:
Above investment grade		536		536
Below investment grade and no rating		116		116
Common stock:
International equities	461			461
U.S. equities	23			23
Registered investment companies	139	48		187
U.S. and foreign cash and cash equivalents	38	12		50
Asset backed securities		55		55
Other, net	2	1	12	15

Total investments at fair value, net	$663	$4,195	$12	$4,870

Estimated Future Benefit Payments from Pension Plans

(in millions)
2011	$379
2012	386
2013	393
2014	414
2015	403
2016-2020	2,144

Postretirement Health Costs

(in millions)	2010	2009	2008
Service cost	$29	$33	$41
Interest cost	135	125	130
Amortization:
Net loss	32	36	31
Prior service credit	(21)	(9)	(9)
Termination and curtailment		40	23

Net postretirement health care costs	$175	$225	$216

Termination and Curtailment, Postretirement Health Care Costs

(in millions)	2009	2008
Accrued postretirement health care costs	$40	$28
Other comprehensive earnings/losses:
Prior service credit		(5)

	$40	$23

Weighted-average Assumptions to Determine Net Postretirement Cost

	2010	2009	2008
Discount rate	5.8%	6.1%	6.2%
Health care cost trend rate	7.5	8.0	8.0

Changes in Accumulated Postretirement Benefit Obligation

(in millions)	2010	2009
Accrued postretirement health care costs at beginning of year	$2,464	$2,335
Service cost	29	33
Interest cost	135	125
Benefits paid	(118)	(103)
Plan amendments	(58)	(76)
Assumption changes	124	93
Actuarial gains	(28)	(68)
Acquisition		85
Terminations and curtailments		40

Accrued postretirement health care costs at end of year	$2,548	$2,464

Assumptions to Determine Postretirement Benefit Obligations

	2010	2009
Discount rate	5.5%	5.8%
Health care cost trend rate assumed for next year	8.0	7.5
Ultimate trend rate	5.0	5.0
Year that the rate reaches the ultimate trend rate	2017	2015

Effects of One-percentage-point Change in Assumed Health Care Cost Trend Rates

	One-Percentage-Point Increase	One-Percentage-Point Decrease
Effect on total of service and interest cost	12.3%	(9.9)%
Effect on postretirement benefit obligation	10.1	(8.2)

Estimated Future Payments for Postretirement Health Care Plans

(in millions)
2011	$146
2012	153
2013	160
2014	166
2015	170
2016-2020	850

Net Postemployment Costs

(in millions)	2010	2009	2008
Service cost	$1	$1	$2
Interest cost	1	1	2
Amortization of net loss	12	11	9
Other	5	178	240

Net postemployment costs	$19	$191	$253

Changes in Benefit Obligations of Postemployment Plans

(in millions)	2010	2009
Accrued postemployment costs at beginning of year	$349	$475
Service cost	1	1
Interest cost	1	1
Benefits paid	(218)	(338)
Actuarial losses and assumption changes	13	32
Other	5	178

Accrued postemployment costs at end of year	$151	$349

Amounts Recorded in Accumulated Other Comprehensive Losses

(in millions)	Pensions	Post- retirement	Post- employment	Total
Net losses	$(2,287)	$(647)	$(151)	$(3,085)
Prior service (cost) credit	(62)	182		120
Deferred income taxes	914	180	60	1,154

Amounts recorded in accumulated other comprehensive losses	$(1,435)	$(285)	$(91)	$(1,811)

(in millions)	Pensions	Post- retirement	Post- employment	Total
Net losses	$(2,372)	$(584)	$(153)	$(3,109)
Prior service (cost) credit	(59)	145		86
Deferred income taxes	948	169	60	1,177

Amounts recorded in accumulated other comprehensive losses	$(1,483)	$(270)	$(93)	$(1,846)

Movements in Other Comprehensive Earnings/Losses

(in millions)	Pensions	Post- retirement	Post- employment	Total
Amounts transferred to earnings as components of net periodic benefit cost:
Amortization:
Net losses	$126	$32	$12	$170
Prior service cost/credit	13	(21)		(8)
Deferred income taxes	(55)	(4)	(4)	(63)

	84	7	8	99

Other movements during the year:
Net losses	(41)	(95)	(10)	(146)
Prior service cost/credit	(16)	58		42
Deferred income taxes	21	15	4	40

	(36)	(22)	(6)	(64)

Total movements in other comprehensive earnings/losses	$48	$(15)	$2	$35

(in millions)	Pensions	Post- retirement	Post- employment	Total
Amounts transferred to earnings as components of net periodic benefit cost:
Amortization:
Net losses	$119	$36	$11	$166
Prior service cost/credit	12	(9)		3
Other expense:
Net losses	3			3
Deferred income taxes	(52)	(10)	(4)	(66)

	82	17	7	106

Other movements during the year:
Net losses	413	(25)	(24)	364
Prior service cost/credit		75		75
Deferred income taxes	(161)	(19)	10	(170)

	252	31	(14)	269

Total movements in other comprehensive earnings/losses	$334	$48	$(7)	$375

(in millions)	Pensions	Post- retirement	Post- employment	Total
Amounts transferred to earnings as components of net periodic benefit cost:
Amortization:
Net losses	$59	$31	$9	$99
Prior service cost/credit	12	(9)		3
Other income/expense:
Net losses	45			45
Prior service cost/credit	2	(5)		(3)
Deferred income taxes	(46)	(6)	(4)	(56)

	72	11	5	88

Other movements during the year:
Net losses	(2,072)	(270)	—	(2,342)
Prior service cost/credit	(30)	(7)		(37)
Deferred income taxes	821	109		930

	(1,281)	(168)	—	(1,449)

Amounts related to continuing operations	(1,209)	(157)	5	(1,361)
Amounts related to discontinued operations	(24)			(24)

Total movements in other comprehensive earnings/losses	$(1,233)	$(157)	$5	$(1,385)

Additional Information (Tables)	12 Months Ended
Dec. 31, 2010
Schedule of Additional Information for Continuing Operations

	For the Years Ended December 31,
(in millions)	2010	2009	2008
Research and development expense	$144	$177	$232

Advertising expense	$5	$6	$6

Interest and other debt expense, net:
Interest expense	$1,136	$1,189	$237
Interest income	(3)	(4)	(70)

	$1,133	$1,185	$167

Interest expense of financial services operations included in cost of sales	$—	$20	$38

Rent expense	$58	$55	$59

Schedule of Rental Commitments and Sublease Income Under Non-Cancelable Operating Leases

(in millions)	Rental Commitments	Sublease Income
2011	$57	$2
2012	47	2
2013	36	4
2014	24	3
2015	20	5
Thereafter	119	34

	$303	$50

Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2010
Schedule of Hedging Activity Affected Accumulated Other Comprehensive Earnings (Losses)

(in millions)	2009	2008
Loss as of beginning of year	$—	$(5)
Derivative losses transferred to earnings		93
Change in fair value		(270)
PMI spin-off		182

Total as of end of year	$—	$—

Contingencies (Tables)	12 Months Ended
Dec. 31, 2010
Schedule of pending cases

Type of Case	Number of Cases Pending as of December 31, 2010	Number of Cases Pending as of December 31, 2009	Number of Cases Pending as of December 31, 2008
Individual Smoking and Health Cases (1)	92	89	99
Smoking and Health Class Actions and Aggregated Claims Litigation (2)	11	7	9
Health Care Cost Recovery Actions	4	3	3
"Lights/Ultra Lights" Class Actions	27	28	18
Tobacco Price Cases	1	2	2

(1) Does not include 2,590 cases brought by flight attendants seeking compensatory damages for personal injuries allegedly caused by exposure to environmental tobacco smoke ("ETS"). The flight attendants allege that they are members of an ETS smoking and health class action, which was settled in 1997 (Broin). The terms of the court-approved settlement in that case allow class members to file individual lawsuits seeking compensatory damages, but prohibit them from seeking punitive damages. Also, does not include approximately 7,228 individual smoking and health cases (3,288 state court cases and 3,940 federal court cases) brought by or on behalf of approximately 8,900 plaintiffs in Florida (4,961 state court plaintiffs and 3,939 federal court plaintiffs) following the decertification of the Engle case discussed below. It is possible that some of these cases are duplicates and that additional cases have been filed but not yet recorded on the courts' dockets. Certain Broin plaintiffs have filed a motion seeking approximately  $50 million in sanctions for alleged interference by R.J. Reynolds Tobacco Company ("R.J. Reynolds") and PM USA with Lorillard, Inc.'s acceptance of offers of settlement in the Broin progeny cases.

(2) Includes as one case the 650 civil actions (of which 370 are actions against PM USA) that are proposed to be tried in a single proceeding in West Virginia (In re: Tobacco Litigation). Middleton and USSTC were named as defendants in this action but they, along with other non-cigarette manufacturers, have been severed from this case. The West Virginia Supreme Court of Appeals has ruled that the United States Constitution does not preclude a trial in two phases in this case. Under the current trial plan, issues related to defendants' conduct and plaintiffs' entitlement to punitive damages would be determined in the first phase. The second phase would consist of individual trials to determine liability, if any, as well as compensatory and punitive damages, if any. The case is currently scheduled for trial on October 17, 2011.

The approximate maximum principal amounts of PM USA's share of the disputed NPM Adjustment for the years 2003 through 2009, as currently calculated by the MSA's Independent Auditor

Year for which NPM Adjustment calculated	2003	2004	2005	2006	2007	2008	2009
Year in which deduction for NPM Adjustment may be taken	2006	2007	2008	2009	2010	2011	2012
PM USA's Approximate Share of Disputed NPM Adjustment (in millions)	$337	$388	$181	$156	$209	$266	$202

Condensed Consolidating Financial Information (Tables)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Condensed Consolidated Asset Balance Sheets By Subsidiary

	Altria Group, Inc.	PM USA	Non- Guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Assets
Consumer products
Cash and cash equivalents	$2,298	$—	$16	$—	$2,314
Receivables	1	9	75		85
Inventories:
Leaf tobacco		594	366		960
Other raw materials		121	39		160
Work in process			299		299
Finished product		145	239		384

		860	943		1,803
Due from Altria Group, Inc. and subsidiaries	429	2,902	1,556	(4,887)
Deferred income taxes	18	1,190		(43)	1,165
Other current assets	64	420	130		614

Total current assets	2,810	5,381	2,720	(4,930)	5,981
Property, plant and equipment, at cost	2	3,749	1,399		5,150
Less accumulated depreciation	2	2,343	425		2,770

		1,406	974		2,380
Goodwill			5,174		5,174
Other intangible assets, net		2	12,116		12,118
Investment in SABMiller	5,367				5,367
Investment in consolidated subsidiaries	7,561	325		(7,886)
Due from Altria Group, Inc. and subsidiaries	6,500			(6,500)
Other assets	1,511	680	98	(438)	1,851

Total consumer products assets	23,749	7,794	21,082	(19,754)	32,871
Financial services
Finance assets, net			4,502		4,502
Due from Altria Group, Inc. and subsidiaries			690	(690)
Other assets			29		29

Total financial services assets			5,221	(690)	4,531

Total Assets	$23,749	$7,794	$26,303	$(20,444)	$37,402

	Altria Group, Inc.	PM USA	Non- Guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Assets
Consumer products
Cash and cash equivalents	$1,862	$—	$9	$—	$1,871
Receivables, net	3	13	80		96
Inventories:
Leaf tobacco		632	361		993
Other raw materials		120	37		157
Work in process		4	289		293
Finished product		136	231		367

		892	918		1,810
Due from Altria Group, Inc. and subsidiaries	1,436	3,633	1,138	(6,207)
Deferred income taxes	27	1,250	59		1,336
Other current assets	188	349	123		660

Total current assets	3,516	6,137	2,327	(6,207)	5,773
Property, plant and equipment, at cost	2	4,811	1,331		6,144
Less accumulated depreciation	2	3,054	404		3,460

		1,757	927		2,684
Goodwill			5,174		5,174
Other intangible assets, net		272	11,866		12,138
Investment in SABMiller	4,980				4,980
Investment in consolidated subsidiaries	5,589			(5,589)
Due from Altria Group, Inc. and subsidiaries	8,000			(8,000)
Other assets	774	122	201		1,097

Total consumer products assets	22,859	8,288	20,495	(19,796)	31,846
Financial services
Finance assets, net			4,803		4,803
Due from Altria Group, Inc. and subsidiaries			603	(603)
Other assets			28		28

Total financial services assets			5,434	(603)	4,831

Total Assets	$22,859	$8,288	$25,929	$(20,399)	$36,677

Condensed Consolidated Liabilities and Stockholders Equity Balance Sheet By Subsidiary

	Altria Group, Inc.	PM USA	Non- Guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Liabilities
Consumer products
Accounts payable	$—	$215	$314	$—	$529
Accrued liabilities:
Marketing		347	100		447
Taxes, except income taxes		212	19		231
Employment costs	30	18	184		232
Settlement charges		3,531	4		3,535
Other	312	467	333	(43)	1,069
Dividends payable	797				797
Due to Altria Group, Inc. and subsidiaries	3,674	454	1,449	(5,577)

Total current liabilities	4,813	5,244	2,403	(5,620)	6,840
Long-term debt	11,295		899		12,194
Deferred income taxes	1,800		3,256	(438)	4,618
Accrued pension costs	204		987		1,191
Accrued postretirement health care costs		1,500	902		2,402
Due to Altria Group, Inc. and subsidiaries			6,500	(6,500)
Other liabilities	445	335	169		949

Total consumer products liabilities	18,557	7,079	15,116	(12,558)	28,194
Financial services
Deferred income taxes			3,880		3,880
Other liabilities			101		101

Total financial services liabilities			3,981		3,981

Total liabilities	18,557	7,079	19,097	(12,558)	32,175

Contingencies
Redeemable noncontrolling interest			32		32
Stockholders' Equity
Common stock	935		9	(9)	935
Additional paid-in capital	5,751	408	8,217	(8,625)	5,751
Earnings reinvested in the business	23,459	583	385	(968)	23,459
Accumulated other comprehensive losses	(1,484)	(276)	(1,440)	1,716	(1,484)
Cost of repurchased stock	(23,469)				(23,469)

Total stockholders' equity attributable to Altria Group, Inc.	5,192	715	7,171	(7,886)	5,192
Noncontrolling interests			3		3

Total stockholders' equity	5,192	715	7,174	(7,886)	5,195

Total Liabilities and Stockholders' Equity	$23,749	$7,794	$26,303	$(20,444)	$37,402

	Altria Group, Inc.	PM USA	Non- Guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Liabilities
Consumer products
Current portion of long-term debt	$775	$—	$—	$—	$775
Accounts payable	1	202	291		494
Accrued liabilities:
Marketing		415	52		467
Taxes, except income taxes		298	20		318
Employment costs	29	19	191		239
Settlement charges		3,632	3		3,635
Other	270	728	356		1,354
Dividends payable	710				710
Due to Altria Group, Inc. and subsidiaries	4,341	241	2,228	(6,810)

Total current liabilities	6,126	5,535	3,141	(6,810)	7,992
Long-term debt	10,287		898		11,185
Deferred income taxes	1,579	111	2,693		4,383
Accrued pension costs	194		963		1,157
Accrued postretirement health care costs		1,519	807		2,326
Due to Altria Group, Inc. and subsidiaries			8,000	(8,000)
Other liabilities	604	453	191		1,248

Total consumer products liabilities	18,790	7,618	16,693	(14,810)	28,291
Financial services
Deferred income taxes			4,180		4,180
Other liabilities			102		102

Total financial services liabilities			4,282		4,282

Total liabilities	18,790	7,618	20,975	(14,810)	32,573

Contingencies
Redeemable noncontrolling interest			32		32
Stockholders' Equity
Common stock	935		9	(9)	935
Additional paid-in capital	5,997	408	6,349	(6,757)	5,997
Earnings reinvested in the business	22,599	553	26	(579)	22,599
Accumulated other comprehensive losses	(1,561)	(291)	(1,465)	1,756	(1,561)
Cost of repurchased stock	(23,901)				(23,901)

Total stockholders' equity attributable to Altria Group, Inc.	4,069	670	4,919	(5,589)	4,069
Noncontrolling interests			3		3

Total stockholders' equity	4,069	670	4,922	(5,589)	4,072

Total Liabilities and Stockholders' Equity	$22,859	$8,288	$25,929	$(20,399)	$36,677

Condensed Consolidated Statements of Earnings by Subsidiary

	Altria Group, Inc.	PM USA	Non- Guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Net revenues	$—	$21,580	$2,809	$(26)	$24,363
Cost of sales		6,990	740	(26)	7,704
Excise taxes on products		7,136	335		7,471

Gross profit		7,454	1,734		9,188
Marketing, administration and research costs	147	2,280	308		2,735
Reduction of Kraft and PMI tax-related receivables	169				169
Asset impairment and exit costs		24	12		36
Amortization of intangibles			20		20

Operating (expense) income	(316)	5,150	1,394		6,228
Interest and other debt expense, net	549	2	582		1,133
Earnings from equity investment in SABMiller	(628)				(628)

(Loss) earnings before income taxes and equity earnings of subsidiaries	(237)	5,148	812		5,723
(Benefit) provision for income taxes	(329)	1,864	281		1,816
Equity earnings of subsidiaries	3,813	46		(3,859)

Net earnings	3,905	3,330	531	(3,859)	3,907
Net earnings attributable to noncontrolling interests			(2)		(2)

Net earnings attributable to Altria Group, Inc.	$3,905	$3,330	$529	$(3,859)	$3,905

	Altria Group, Inc.	PM USA	Non- Guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Net revenues	$—	$20,922	$2,634	$—	$23,556
Cost of sales		7,332	658		7,990
Excise taxes on products		6,465	267		6,732

Gross profit		7,125	1,709		8,834
Marketing, administration and research costs	234	2,180	429		2,843
Reduction of Kraft tax-related receivable	88				88
Asset impairment and exit costs		142	279		421
Amortization of intangibles		11	9		20

Operating (expense) income	(322)	4,792	992		5,462
Interest and other debt expense (income), net	579	(3)	609		1,185
Earnings from equity investment in SABMiller	(600)				(600)

(Loss) earnings before income taxes and equity earnings of subsidiaries	(301)	4,795	383		4,877
(Benefit) provision for income taxes	(313)	1,882	100		1,669
Equity earnings of subsidiaries	3,194			(3,194)

Net earnings	3,206	2,913	283	(3,194)	3,208
Net earnings attributable to noncontrolling interests			(2)		(2)

Net earnings attributable to Altria Group, Inc.	$3,206	$2,913	$281	$(3,194)	$3,206

	Altria Group, Inc.	PM USA	Non- Guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Net revenues	$—	$18,753	$603	$—	$19,356
Cost of sales		8,172	98		8,270
Excise taxes on products		3,338	61		3,399

Gross profit		7,243	444		7,687
Marketing, administration and research costs	184	2,449	120		2,753
Exit costs	74	97	278		449
(Gain) loss on sale of corporate headquarters building	(407)		3		(404)
Amortization of intangibles			7		7

Operating income	149	4,697	36		4,882
Interest and other debt expense (income), net	323	(274)	118		167
Loss on early extinguishment of debt	386		7		393
Earnings from equity investment in SABMiller	(467)				(467)

(Loss) earnings from continuing operations before income taxes and equity earnings of subsidiaries	(93)	4,971	(89)		4,789
(Benefit) provision for income taxes	(130)	1,838	(9)		1,699
Equity earnings of subsidiaries	4,893			(4,893)

Earnings (loss) from continuing operations	4,930	3,133	(80)	(4,893)	3,090
Earnings from discontinued operations, net of income taxes			1,901		1,901

Net earnings	4,930	3,133	1,821	(4,893)	4,991
Net earnings attributable to noncontrolling interests			(61)		(61)

Net earnings attributable to Altria Group, Inc.	$4,930	$3,133	$1,760	$(4,893)	$4,930

Condensed Consolidated Statements of Cash Flows by Subsidiary

	Altria Group, Inc.	PM USA	Non- Guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Cash Provided by (Used in) Operating Activities
Net cash (used in) provided by operating activities	$(712)	$2,993	$486	$—	$2,767

Cash Provided by (Used in) Investing Activities
Consumer products
Capital expenditures		(54)	(114)		(168)
Other		3	112		115
Financial services
Proceeds from finance assets			312		312

Net cash (used in) provided by investing activities		(51)	310		259

Cash Provided by (Used in) Financing Activities
Consumer products
Long-term debt issued	1,007				1,007
Long-term debt repaid	(775)				(775)
Dividends paid on common stock	(2,958)				(2,958)
Issuance of common stock	104				104
Changes in amounts due to/from Altria Group, Inc. and subsidiaries	279	325	(604)
Financing fees and debt issuance costs	(6)				(6)
Cash dividends received from/(paid by) subsidiaries	3,438	(3,259)	(179)
Other	59	(8)	(6)		45

Net cash provided by (used in) financing activities	1,148	(2,942)	(789)		(2,583)

Cash and cash equivalents:
Increase	436	—	7	—	443
Balance at beginning of period	1,862		9		1,871

Balance at end of period	$2,298	$—	$16	$—	$2,314

	Altria Group, Inc.	PM USA	Non- Guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Cash Provided by (Used in) Operating Activities
Net cash (used in) provided by operating activities	$(10)	$3,496	$(43)	$—	$3,443

Cash Provided by (Used in) Investing Activities
Consumer products
Capital expenditures		(149)	(124)		(273)
Acquisition of UST, net of acquired cash			(10,244)		(10,244)
Changes in amounts due to/from Altria Group, Inc. and subsidiaries	(6,000)		6,000
Other		(4)	(27)		(31)
Financial services
Investment in finance assets			(9)		(9)
Proceeds from finance assets			793		793

Net cash used in investing activities	(6,000)	(153)	(3,611)		(9,764)

Cash Provided by (Used in) Financing Activities
Consumer products
Net repayment of short-term borrowings			(205)		(205)
Long-term debt issued	4,221				4,221
Long-term debt repaid		(135)	(240)		(375)
Financial services
Long-term debt repaid			(500)		(500)
Dividends paid on common stock	(2,693)				(2,693)
Issuance of common stock	89				89
Financing fees and debt issuance costs	(177)				(177)
Changes in amounts due to/from Altria Group, Inc. and subsidiaries	(5,227)	423	4,804
Cash dividends received from/(paid by) subsidiaries	3,711	(3,575)	(136)
Other	38	(57)	(65)		(84)

Net cash (used in) provided by financing activities	(38)	(3,344)	3,658		276

Cash and cash equivalents:
(Decrease) increase	(6,048)	(1)	4	—	(6,045)
Balance at beginning of year	7,910	1	5		7,916

Balance at end of year	$1,862	$—	$9	$—	$1,871

	Altria Group, Inc.	PM USA	Non- Guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Cash Provided by (Used in) Operating Activities
Net cash (used in) provided by operating activities, continuing operations	$(242)	$3,499	$(42)	$—	$3,215
Net cash provided by operating activities, discontinued operations			1,666		1,666

Net cash (used in) provided by operating activities	(242)	3,499	1,624	—	4,881

Cash Provided by (Used in) Investing Activities
Consumer products
Capital expenditures		(220)	(21)		(241)
Proceeds from sale of corporate headquarters building	525				525
Changes in amounts due to/from Altria Group, Inc. and subsidiaries	(7,558)	6,000	1,558
Other		2	108		110
Financial services
Investment in finance assets			(1)		(1)
Proceeds from finance assets			403		403

Net cash (used in) provided by investing activities, continuing operations	(7,033)	5,782	2,047		796
Net cash used in investing activities, discontinued operations			(317)		(317)

Net cash (used in) provided by investing activities	(7,033)	5,782	1,730		479

Cash Provided by (Used in) Financing Activities
Consumer products
Long-term debt issued	6,738				6,738
Long-term debt repaid	(2,499)		(1,558)		(4,057)
Repurchase of common stock	(1,166)				(1,166)
Dividends paid on common stock	(4,428)				(4,428)
Issuance of common stock	89				89
PMI dividends paid to Altria Group, Inc.	3,019				3,019
Financing fees and debt issuance costs	(93)				(93)
Tender and consent fees related to the early extinguishment of debt	(368)		(3)		(371)
Changes in amounts due to/from PMI	(664)				(664)
Changes in amounts due to/from Altria Group, Inc. and subsidiaries	10	347	(357)
Cash dividends received from/(paid by) subsidiaries	9,662	(9,565)	(97)
Other	50	(63)	9		(4)

Net cash provided by (used in) financing activities, continuing operations	10,350	(9,281)	(2,006)		(937)
Net cash used in financing activities, discontinued operations			(1,648)		(1,648)

Net cash provided by (used in) financing activities	10,350	(9,281)	(3,654)		(2,585)

Effect of exchange rate changes on cash and cash equivalents:
Discontinued operations			(126)		(126)

Cash and cash equivalents, continuing operations:
Increase (decrease)	3,075	—	(1)	—	3,074
Balance at beginning of year	4,835	1	6		4,842

Balance at end of year	$7,910	$1	$5	$—	$7,916

Quarterly Financial Data (Unaudited) (Tables)	12 Months Ended
Dec. 31, 2010
Schedule of Quarterly Financial Data

	2010 Quarters
(in millions, except per share data)	1st	2nd	3rd	4th
Net revenues	$5,760	$6,274	$6,402	$5,927

Gross profit	$2,084	$2,374	$2,476	$2,254

Net earnings	$813	$1,043	$1,131	$920
Net earnings attributable to noncontrolling interests		(1)		(1)

Net earnings attributable to Altria Group, Inc.	$813	$1,042	$1,131	$919

Per share data:
Basic EPS attributable to Altria Group, Inc.	$0.39	$0.50	$0.54	$0.44

Diluted EPS attributable to Altria Group, Inc.	$0.39	$0.50	$0.54	$0.44

Dividends declared	$0.35	$0.35	$0.38	$0.38

Market price — high	$20.86	$21.91	$24.39	$26.22
— low	$19.14	$19.20	$19.89	$23.66

	2009 Quarters
(in millions, except per share data)	1st	2nd	3rd	4th
Net revenues	$4,523	$6,719	$6,300	$6,014

Gross profit	$2,042	$2,456	$2,285	$2,051

Net earnings	$589	$1,011	$882	$726
Net earnings attributable to noncontrolling interests		(1)		(1)

Net earnings attributable to Altria Group, Inc.	$589	$1,010	$882	$725

Per share data:
Basic EPS attributable to Altria Group, Inc.	$0.28	$0.49	$0.43	$0.35

Diluted EPS attributable to Altria Group, Inc.	$0.28	$0.49	$0.42	$0.35

Dividends declared	$0.32	$0.32	$0.34	$0.34

Market price — high	$17.63	$17.62	$18.70	$20.47
— low	$14.50	$15.76	$16.10	$17.28

Schedule of Pre-Tax Charges or (Gains) Included in Net Earnings Attributable to Altria Group, Inc.

	2010 Quarters
(in millions)	1st	2nd	3rd	4th
Asset impairment and exit costs	$7	$21	$3	$5
Implementation and integration costs	33	29	24	9
UST acquisition-related costs	5	5	5	7
SABMiller special items	17	47	21	22

	$62	$102	$53	$43

	2009 Quarters
(in millions)	1st	2nd	3rd	4th
Asset impairment and exit costs	$128	$38	$133	$122
Implementation and integration costs	37	50	50	60
UST acquisition-related costs	164	7	7	9
PMCC increase in allowance for losses		15
SABMiller special items		(63)	38	10

	$329	$47	$228	$201

Valuation and Qualifying Accounts (Tables)	12 Months Ended
Dec. 31, 2010
Schedule of Valuation and Qualifying Accounts

Col. A	Col. B	Col. C		Col. D	Col. E
		Additions
Description	Balance at Beginning of Period	Charged to Costs and Expenses	Charged to Other Accounts	Deductions	Balance at End of Period
			(a)	(b)
2010:
CONSUMER PRODUCTS:
Allowance for discounts	$—	$606	$—	$606	$—
Allowance for doubtful accounts	3	—	—	3	—
Allowance for returned goods	47	86	—	87	46

	$50	$692	$—	$696	$46

FINANCIAL SERVICES:
Allowance for losses	$266	$—	$—	$64	$202

2009:
CONSUMER PRODUCTS:
Allowance for discounts	$—	$593	$—	$593	$—
Allowance for doubtful accounts	3	—	—	—	3
Allowance for returned goods	4	104	15	76	47

	$7	$697	$15	$669	$50

FINANCIAL SERVICES:
Allowance for losses	$304	$15	$—	$53	$266

2008:
CONSUMER PRODUCTS:
Allowance for discounts	$—	$492	$—	$492	$—
Allowance for doubtful accounts	3	—	—	—	3
Allowance for returned goods	2	6	—	4	4

	$5	$498	$—	$496	$7

FINANCIAL SERVICES:
Allowance for losses	$204	$100	$—	$—	$304

Notes:

(a)	Related to the acquisition of UST LLC

(b)	Represents charges for which allowances were created

Background and Basis of Presentation (Details) (USD $)	1 Months Ended	3 Months Ended			12 Months Ended									3 Months Ended		12 Months Ended			12 Months Ended
	Mar. 31, 2008	Sep. 30, 2009	Jun. 30, 2008	Mar. 31, 2008	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2010	Aug. 27, 2010	Feb. 24, 2010	Dec. 31, 2009	Mar. 28, 2008	Dec. 31, 2010 Minimum Equity Method Ownership Percentage [Member]	Dec. 31, 2010 Maximum Equity Method Ownership Percentage [Member]	Jun. 30, 2008 Common Stock [Member]	Mar. 28, 2008 PMI Distribution [Member]	Dec. 31, 2008 Altria Group, Inc. [Member]	Jan. 31, 2011 Altria Group, Inc. [Member]	Mar. 28, 2008 Altria Group, Inc. [Member]	Dec. 31, 2008 Philip Morris International Inc. [Member]	Mar. 28, 2008 Philip Morris International Inc. [Member]
Equity method investment, ownership percentage							27.10%					20.00%	50.00%
Decrease in total stockholders equity															$ 14,700,000,000
Common stock price per share before spin-off											$ 73.83							$ 22.39		$ 51.44
Spin-off related special dividends				900,000,000		3,100,000,000
Special dividends paid due to spin off																			4,000,000,000
Settlement amount of intercompany accounts					332,000,000
Estimated intercompany settlement amount	427,000,000
Reimbursement of intercompany services			95,000,000
Increase in the quarterly dividend								8.60%	2.90%
Dividend per common share								$ 0.38	$ 0.35	$ 0.34
Overall increase in quarterly dividend								11.80%
Annualized dividend rate							$ 1.52
Aggregate cost of common stock repurchased					1,166,000,000									1,200,000,000		1,166,000,000
Shares repurchased during period					53,450,000									53,500,000
Reimbursements stock awards outstanding					449,000,000
Average price per share of common stock repurchased														$ 21.81
Value of 2008-2010 share repurchase program		4,000,000,000
Planned share repurchase program																	$ 1,000,000,000

Summary of Significant Accounting Policies (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Decrease in net revenues	$ 11
Uncertain tax position recognition threshold	the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement.
Number of derivative financial instruments held	0
Machinery and Equipment [Member]
Definite lived asset, useful life maximum	25
Building and Building Improvements [Member]
Definite lived asset, useful life maximum	50

UST Acquisition (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Jan. 06, 2009	Dec. 31, 2009	Feb. 28, 2009
Approximate transaction value		$ 11,700,000,000
Purchase price of acquisition		10,400,000,000	10,407,000,000
Debt assumed for acquisition		1,300,000,000
Acquisition-related costs		600,000,000
Cash outlay due to acquisition		11,000,000,000
Bridge Facility, amount borrowed		4,300,000,000		0
Available cash from issuance of senior unsecured long-term notes		6,700,000,000
Senior unsecured long-term notes	300,000,000			4,200,000,000
Anticipated annual synergies	300,000,000
Deductible intangible assets for tax purposes	0
Acquisition, restructuring and integration charges to date	$ 542,000,000

UST Acquisition (Altria's Financial Position and Results of Operations, Pro Forma) (Details) (USD $) In Millions, except Per Share data	12 Months Ended
Dec. 31, 2008
Net revenues	$ 21,339
Earnings from continuing operations	2,677
Net earnings	4,578
Net earnings attributable to Altria Group, Inc.	$ 4,515
Continuing operations - basic	$ 1.29
Discontinued operations - basic	$ 0.88
Net earnings attributable to Altria Group, Inc. - basic	$ 2.17
Continuing operations - diluted	$ 1.28
Discontinued operations - diluted	$ 0.88
Net earnings attributable to Altria Group, Inc. - diluted	$ 2.16

UST Acquisition (Schedule of Fair Value of Identifiable Assets and Liabilities in UST Acquisition) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2009	Jan. 06, 2009
Cash and cash equivalents	$ 163
Inventories	796
Property, plant and equipment	688
Indefinite-lived trademarks	9,059
Definite-lived (20 years)	60
Shot-term borrowings	(205)
Current portion of long-term debt	(240)
Long-term debt	(900)
Deferred income taxes	(3,535)
Other assets and liabilities, net	(540)
Noncontrolling interests	(36)
Total identifiable net assets	5,310
Total purchase price	10,407	10,400
Goodwill	$ 5,097
Definite-lived asset life, years	20

UST Acquisition (Acquisition, Restructuring and Integration Costs) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Asset impairment and exit costs	$ 6	$ 202
Integration costs	18	49
Inventory adjustments	22	36
Financing fees		91	58
Transaction costs		60
Total	$ 46	$ 438	$ 58

Divestiture (Details) (USD $) In Millions	12 Months Ended
Dec. 31, 2008
Net revenues	$ 15,376
Earnings before income taxes	2,701
Provision for income taxes	(800)
Earnings from discontinued operations, net of income taxes	1,901
Net earnings attributable to noncontrolling interests	(61)
Earnings from discontinued operations	$ 1,840

Goodwill and Other Intangible Assets, net (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Jan. 06, 2009 UST [Member]	Dec. 31, 2007 Middleton [Member]	Dec. 31, 2010 Definite-lived Intangible Assets [Member]
Indefinite-lived intangible assets	$ 11,701	$ 11,701		$ 9,100	$ 2,600
Definite-lived intangible assets amortization expense	20	20	7
Definite-lived intangible assets amortization period, maximum, in years						25
Estimated future amortization, year 1	20
Estimated future amortization, year 2	20
Estimated future amortization, year 3	20
Estimated future amortization, year 4	20
Estimated future amortization, year 5	$ 20

Goodwill and Other Intangible Assets, net (Schedule of Goodwill and Other Intangible Assets) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Goodwill	$ 5,174	$ 5,174	$ 77
Other Intangible Assets, net	12,118	12,138
Cigarettes [Member]
Other Intangible Assets, net	261	272
Smokeless products [Member]
Goodwill	5,023	5,023
Other Intangible Assets, net	8,843	8,845
Cigars [Member]
Goodwill	77	77
Other Intangible Assets, net	2,744	2,750
Wine [Member]
Goodwill	74	74
Other Intangible Assets, net	$ 270	$ 271

Goodwill and Other Intangible Assets, net (Intangible Assets Disclosure) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Indefinite-lived intangible assets	$ 11,701	$ 11,701
Definite-lived intangible assets	464	464
Definite-lived intangible assets, accumulated amortization	47	27
Total intangible assets	12,165	12,165	3,046
Total intangible assets, accumulated amortization	$ 47	$ 27

Goodwill and Other Intangible Assets, net (Change in Goodwill and Other Intangible Assets) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2010
Goodwill and Other Intangible Assets, net
Goodwill, beginning balance	$ 77	$ 5,174
Other intangible assets, beginning balance	3,046	12,165
Changes due to Acquisition of UST in Goodwill	5,097
Changes due to Acquisition of UST in Other Intangible Assets	9,119
Goodwill, ending balance	5,174	5,174
Other intangible assets, ending balance	$ 12,165	$ 12,165

Asset Impairment, Exit, Implementation and Integration Costs (Narrative) (Details) (USD $) In Millions	12 Months Ended															24 Months Ended	12 Months Ended						36 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008 Cigarettes [Member] Integration and Restructuring Program [Member]	Dec. 31, 2008 Financial Services [Member] Integration and Restructuring Program [Member]	Dec. 31, 2008 General Corporate [Member] Integration and Restructuring Program [Member]	Dec. 31, 2010 Manufacturing Optimization Program [Member]	Dec. 31, 2010 Manufacturing Optimization Program [Member] Accelerated Depreciation [Member]	Dec. 31, 2010 Manufacturing Optimization Program [Member] Other Charges [Member]	Dec. 31, 2010 Employee Severance [Member]	Dec. 31, 2009 Employee Severance [Member]	Dec. 31, 2010 Other Exit Cost [Member]	Dec. 31, 2009 Other Exit Cost [Member]	Dec. 31, 2010 Integration and Restructuring Program [Member]	Dec. 31, 2009 Integration and Restructuring Program [Member]	Dec. 31, 2008 Integration and Restructuring Program [Member]	Dec. 31, 2010 Integration and Restructuring Program [Member]	Dec. 31, 2010 Impact of Manufacturing Optimization Program [Member]	Dec. 31, 2009 Impact of Manufacturing Optimization Program [Member]	Dec. 31, 2008 Impact of Manufacturing Optimization Program [Member]	Dec. 31, 2010 Corporate Headquarters Relocation [Member]	Dec. 31, 2009 Corporate Headquarters Relocation [Member]	Dec. 31, 2008 Corporate Headquarters Relocation [Member]	Dec. 31, 2010 Corporate Headquarters Relocation [Member]
Charges inception to date			$ 48	$ 2	$ 76	$ 824									$ 126								$ 251
Charges inception to date													482
Charges, net	36	421							(11)	185	47	236					(13)
Cash payments for restructuring and integration													111	221						7	65	136
Cash payments since inception																332							208
Total pre-tax charges expected to be incurred						800
Headquarters relocation pre-tax charges																				2	30	219
Investment banking and legal fees																						55
Employee separation costs						325
Accelerated depreciation							275
Other charges								200
Cash payments for restructuring and implementation																	128	210	85
Cash payments since inception																	$ 434

Asset Impairment, Exit, Implementation and Integration Costs (Pre-tax Exit, Implementation and Integration Costs) (Details) (USD $) In Millions	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Asset impairment and exit costs	$ 5	$ 3	$ 21	$ 7	$ 122	$ 133	$ 38	$ 128	$ 36	$ 421	$ 449
Integration costs									18	49
Cigarettes [Member]
Asset impairment and exit costs									24	115	97
Implementation costs									75	139	69
Total									99	254	166
Smokeless products [Member]
Asset impairment and exit costs									6	193
Integration costs									16	43
Total									22	236
Cigars [Member]
Integration costs									2	9	18
Total									2	9	18
Wine [Member]
Asset impairment and exit costs										3
Integration costs									2	6
Total									2	9
Financial Services [Member]
Asset impairment and exit costs										19	2
Total										19	2
General Corporate [Member]
Asset impairment and exit costs									6	91	350
Total									6	91	350
Total Products by Line [Member]
Asset impairment and exit costs									36	421	449
Implementation costs									75	139	69
Integration costs									20	58	18
Total									$ 131	$ 618	$ 536

Asset Impairment, Exit, Implementation and Integration Costs (Movement in the Severance Liability and Details of Asset Impairment and Exit Costs) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Severance liability beginning balance	$ 228	$ 348
Charges, net	36	421
Cash spent	(227)	(426)
Liability recorded in pension and postretirement plans, and other	(11)	(115)
Severance liability ending balance	26	228
Employee Severance [Member]
Severance liability beginning balance	228	348
Charges, net	(11)	185
Cash spent	(191)	(307)
Liability recorded in pension and postretirement plans, and other		2
Severance liability ending balance	26	228
Other Exit Cost [Member]
Charges, net	47	236
Cash spent	(36)	(119)
Liability recorded in pension and postretirement plans, and other	$ (11)	$ (117)

Asset Impairment, Exit, Implementation and Integration Costs (Schedule of Restructuring and Related Costs) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Cigarettes [Member]
Asset Impairment and Exit Costs		$ 18
Total		18
Smokeless products [Member]
Asset Impairment and Exit Costs	6
Asset Impairment and Exit Costs		193
Integration Costs	16	43
Total	22
Total		236
Wine [Member]
Asset Impairment and Exit Costs		3
Integration Costs	2	6
Total	2
Total		9
Financial Services [Member]
Asset Impairment and Exit Costs		4
Total		4
General Corporate [Member]
Asset Impairment and Exit Costs	4
Asset Impairment and Exit Costs		61
Total	4
Total		61
Total Products by Line [Member]
Asset Impairment and Exit Costs	10
Asset Impairment and Exit Costs		279
Integration Costs	18	49
Total	28
Total		$ 328

Asset Impairment, Exit, Implementation and Integration Costs (Pre-tax Charges for Manufacturing Optimization Plan) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Asset impairment and exit costs	$ 24	$ 97	$ 49
Implementation costs	75	139	69
Total	$ 99	$ 236	$ 118

Inventories (Details) (USD $) In Billions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009
Inventories determined using LIFO method	71.00%	75.00%
Current cost of inventories over LIFO amounts	$ 0.7	$ 0.8

Investment in SABMiller (Narrative) (Details) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Economic and voting interest	27.10%
Equity investment at carrying value	$ 5,367,000,000	$ 4,980,000,000
SABMiller [Member]
Equity investment at fair value	15,100,000,000	12,700,000,000
Equity investment at carrying value	$ 5,400,000,000	$ 5,000,000,000

Investment in SABMiller (Equity Method Investments) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Investment in SABMiller
Equity earnings	$ 578	$ 407	$ 467
Gains resulting from issuances of common stock by SABMiller	50	193
Earnings from equity investment in SABMiller	$ 628	$ 600	$ 467

Investment in SABMiller (Summary of Balance Sheet of SABMiller) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Current assets	$ 4,518	$ 4,495
Long-term assets	34,744	33,841
Current liabilities	6,625	5,307
Long-term liabilities	11,270	13,199
Non-controlling interests	$ 766	$ 672

Investment in SABMiller (Summary of Income Statement of SABMiller) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net revenues	$ 18,981	$ 17,020	$ 20,466
Operating profit	2,821	2,173	2,854
Net earnings	$ 2,133	$ 1,473	$ 1,635

Finance Assets, net (Narrative) (Details) (USD $)	12 Months Ended				12 Months Ended					1 Months Ended		3 Months Ended	12 Months Ended		0 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2010 Rail and Surface Transport [Member]	Dec. 31, 2010 Aircraft [Member]	Dec. 31, 2010 Electric power [Member]	Dec. 31, 2010 Manufacturing [Member]	Dec. 31, 2010 Real Estate [Member]	Mar. 31, 2010 General Motors Corporation [Member]	Jun. 30, 2009 General Motors Corporation [Member]	Mar. 31, 2010 General Motors Corporation [Member]	Dec. 31, 2009 General Motors Corporation [Member]	Dec. 31, 2010 General Motors Corporation [Member]	Jan. 05, 2010 Mesa Airlines [Member]	Dec. 31, 2010 Ambac [Member]
Proceeds from asset sales, lease maturities and bankruptcy recoveries	$ 312,000,000	$ 793,000,000	$ 403,000,000
Total gains included in operating companies income	72,000,000	257,000,000	87,000,000
Financial services assets lease receivables	4,502,000,000	4,803,000,000													21,000,000
Gross investment in finance leases	4,704,000,000	5,069,000,000												101,000,000
Investments in financial leases, allowance for losses	202,000,000	266,000,000	304,000,000	204,000,000
Third-party nonrecourse debt	8,300,000,000	9,200,000,000
Leases with contingent rentals	0	0
Investments in finance leases, percentage					30.00%	25.00%	24.00%	9.00%	12.00%
Investments outside United States, percentage	23.00%	22.00%
Leveraged lease revenues	160,000,000	341,000,000	210,000,000
Direct finance lease revenues	1,000,000	7,000,000	5,000,000
Income tax expense on leveraged lease revenues	58,000,000	119,000,000	72,000,000
Income on investments in finance leases											214,000,000
Write-off against allowance for losses on investments in finance leases												64,000,000	49,000,000
Remaining financial lease investment													165,000,000
Deferred taxes										34,000,000
Number of aircraft under leveraged leases															5
Financial services assets lease receivables increase (decrease) to provision		$ 15,000,000	$ 100,000,000

Finance Assets, net (Summary of Net Investments in Finance Leases) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Finance Assets, Net
Rents receivable, net - leveraged leases	$ 4,659	$ 5,137
Unguaranteed residual values - leveraged leases	1,327	1,411
Unearned income - leveraged leases	(1,573)	(1,816)
Deferred investment tax credits - leveraged leases		(1)
Investments in finance leases - leveraged leases	4,413	4,731
Deferred income taxes - leveraged leases	(3,830)	(4,126)
Net investments in finance leases - leveraged leases	583	605
Rents receivable, net - direct finance leases	207	274
Unguaranteed residual values - direct finance leases	87	87
Unearned income - direct finance leases	(3)	(23)
Investments in finance leases - direct finance leases	291	338
Deferred income taxes - direct finance leases	(130)	(155)
Net investments in finance leases - direct finance leases	161	183
Rents receivable, net	4,866	5,411
Unguaranteed residual values	1,414	1,498
Unearned income	(1,576)	(1,839)
Deferred investment tax credits		(1)
Gross investment in finance leases	4,704	5,069
Deferred income taxes	(3,960)	(4,281)
Net investments in finance leases	$ 744	$ 788

Finance Assets, net (Schedule of Leveraged and Direct Finance Rents Receivable) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
2011	$ 127
2012	175
2013	219
2014	304
2015	405
Thereafter	3,636
Total	4,659	5,137
Total	207	274
Total	4,866	5,411
Leveraged Leases [Member]
2011	82
2012	130
2013	174
2014	259
2015	405
Thereafter	3,609
Total	4,659
Direct Finance Leases [Member]
2011	45
2012	45
2013	45
2014	45
Thereafter	27
Total	$ 207

Finance Assets, net (Schedule of Credit Quality of Investments in Finance Leases) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Total	$ 4,704	$ 5,069
"AAA/Aaa" to "A-/A3" [Member]
Total	2,343	2,336
"BBB+/Baa1" to "BBB-/Baa3" [Member]
Total	1,148	1,424
"BB+/Ba1" and Lower [Member]
Total	$ 1,213	$ 1,309

Finance Assets, net (Schedule of Allowance for Losses on Finance Assets) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Finance Assets, Net
Balance at beginning of year	$ 266	$ 304	$ 204
Increase to provision		15	100
Amounts written-off	(64)	(53)
Balance at end of year	$ 202	$ 266	$ 304

Short-Term Borrowings and Borrowing Arrangements (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Nov. 17, 2010	Dec. 31, 2009
Short-term borrowings	$ 0		$ 0
Borrowings under revolving credit agreement	3,000,000,000
Expired 364 day agreement		600,000,000
Ratio of debt to consolidated EBITDA maximum, numerator	3
Ratio of debt to consolidated EBITDA maximum, denominator	1
Ratio of consolidated EBITDA to consolidated interest expense minimum, numerator	4
Ratio of consolidated EBITDA to consolidated interest expense minimum, denominator	1
Ratio of debt to consolidated EBITDA, numerator	1.7
Ratio of debt to consolidated EBITDA, denominator	1
Ratio of consolidated EBITDA to consolidated interest expense, numerator	6.2
Ratio of consolidated EBITDA to consolidated interest expense, denominator	1
364-Day Agreement [Member]
Terms of senior unsecured revolving credit agreement	364
Borrowings under revolving credit agreement	600,000,000
Long-term senior unsecured debt ratings, minimum	1
Long-term senior unsecured debt ratings, maximum	2.25
3-Year Agreement [Member]
Terms of senior unsecured revolving credit agreement	3
Borrowings under revolving credit agreement	$ 2,400,000,000
Long-term senior unsecured debt ratings, minimum	2
Long-term senior unsecured debt ratings, maximum	4

Short-Term Borrowings and Borrowing Arrangements (Schedule of Credit Lines and Related Activity) (Details) (USD $) In Billions	Dec. 31, 2010
Credit Lines	$ 3
Lines Available	3
364-Day Agreement [Member]
Credit Lines	0.6
Lines Available	0.6
3-Year Agreement [Member]
Credit Lines	2.4
Lines Available	$ 2.4

Long-Term Debt (Narrative) (Details)	3 Months Ended	12 Months Ended					3 Months Ended					1 Months Ended										3 Months Ended					12 Months Ended
	Mar. 31, 2008 USD ( $)	Dec. 31, 2010 USD ( $)	Dec. 31, 2009 USD ( $)	Dec. 31, 2008 USD ( $)	Feb. 28, 2009 USD ( $)	Jan. 06, 2009 USD ( $)	Jun. 30, 2009 Consumer Products [Member] USD ( $)	Sep. 30, 2009 Financial Services [Member] USD ( $)	Feb. 28, 2009 7.75% Notes Due 2014 [Member] USD ( $)	Feb. 28, 2009 9.25% Notes Due 2019 [Member] USD ( $)	Feb. 28, 2009 10.20% Notes Due 2039 [Member] USD ( $)	Jun. 30, 2010 7.125% Notes Due 2010 [Member] USD ( $)	Dec. 31, 2008 7.125% Notes Due 2010 [Member]	Nov. 30, 2008 8.50% Notes Due 2013 [Member] USD ( $)	Nov. 30, 2008 9.70% Notes Due 2018 [Member] USD ( $)	Sep. 30, 2015 4.125% Notes Due 2015 [Member] USD ( $)	Aug. 31, 2010 4.125% Notes Due 2015 [Member] USD ( $)	Jun. 30, 2010 4.125% Notes Due 2015 [Member] USD ( $)	Nov. 30, 2008 9.95% Notes Due 2038 [Member] USD ( $)	Dec. 31, 2010 6.625% Notes Due 2012 [Member] UST [Member] USD ( $)	Dec. 31, 2009 5.75% Notes Due 2018 [Member] UST [Member] USD ( $)	Jun. 30, 2009 $200 Million Senior Notes Due June 2009 [Member] UST [Member] USD ( $)	Jun. 30, 2009 $40 Million Senior Notes Due June 2009 [Member] UST [Member] USD ( $)	Mar. 31, 2008 U S Dollars Denominated Notes And Debentures [Member] USD ( $)	Mar. 31, 2008 Euro Denominated Bonds [Member] USD ( $)	Mar. 31, 2008 Euro Denominated Bonds [Member] EUR ( €)	Dec. 31, 2010 Altria Group, Inc. [Member] USD ( $)	Dec. 31, 2008 Altria Group, Inc. [Member] USD ( $)	Dec. 31, 2009 Altria Group, Inc. [Member] USD ( $)	Jan. 06, 2009 UST [Member] USD ( $)
Aggregate fair value of Altria's total long-term debt		$ 15,500,000,000	$ 14,400,000,000
Carrying value of Altria's total long-term debt		12,200,000,000	12,000,000,000
Principal amount of debt instrument									525,000,000	2,200,000,000	1,500,000,000			1,400,000,000	3,100,000,000	1,000,000,000	200,000,000	800,000,000	1,500,000,000
Repayments of long-term debt		775,000,000	375,000,000	4,057,000,000			135,000,000	500,000,000				775,000,000										200,000,000	40,000,000	2,300,000,000	568,000,000	373,000,000	775,000,000	2,499,000,000
Debt instrument, interest rate percentage									7.75%	9.25%	10.20%		7.13%	8.50%	9.70%		4.13%	4.13%	9.95%	6.63%	5.75%
Debt instrument, maturity year									2014	2019	2039		2010	2013	2018	2015	2015	2015	2038	2012	2018
Percentage of aggregate principal amount required to offer for purchase of notes		101.00%
Debt assumed for acquisition						1,300,000,000																								1,300,000,000
Long-term debt			900,000,000																											900,000,000
Business Acquisition, Purchase Price Allocation, Current Liabilities, Long-term Debt			240,000,000																											240,000,000
Current portion of long-term debt			775,000,000																										775,000,000
Senior notes		300,000,000			4,200,000,000															600,000,000	300,000,000
Pre-tax loss on early extinguishment of debt	393,000,000			(393,000,000)																								386,000,000
Tender and consent fees related to the early extinguishment of debt	371,000,000			(371,000,000)																								(368,000,000)
Amounts available under revolving credit agreements		$ 3,000,000,000

Long-Term Debt (Components of Long-Term Debt) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 Notes, 4.125% to 10.20%, due through 2039 [Member]	Dec. 31, 2009 Notes, 4.125% to 10.20%, due through 2039 [Member]	Dec. 31, 2010 Debenture, 7.75% due 2027 [Member]	Dec. 31, 2009 Debenture, 7.75% due 2027 [Member]	Dec. 31, 2010 Altria Group, Inc. [Member]	Dec. 31, 2009 Altria Group, Inc. [Member]
Long-term debt	$ 12,194	$ 11,960	$ 12,152	$ 11,918	$ 42	$ 42
Less current portion of long-term debt		(775)						(775)
Long-term debt excluding current portion	$ 12,194	$ 11,185					$ 11,295	$ 10,287
Debt instrument, minimum interest rate percentage			4.125
Debt instrument, maximum interest rate percentage			10.2
Debt instrument, average interest rate percentage			8.80%
Debt instrument, interest rate percentage					7.75%
Debt instrument, maturity year			2039		2027

Long-Term Debt (Aggregate Maturities of Long-Term Debt) (Details) (USD $) In Millions	Dec. 31, 2010
2012	$ 600
2013	1,459
2014	525
2015	1,000
2018	3,400
2019	2,200
Thereafter	3,042
Altria Group, Inc. [Member]
2012
2013	1,459
2014	525
2015	1,000
2018	3,100
2019	2,200
Thereafter	3,042
UST [Member]
2012	600
2013
2014
2015
2018	300
2019
Thereafter

Capital Stock (Narrative) (Details) (USD $)	Dec. 31, 2010
Common stock, shares authorized	12,000,000,000
Shares of common stock reserved for stock options and other stock awards	54,955,609
Serial Preferred Stock [Member]
Preferred stock, shares authorized	10,000,000
Preferred stock, par value	$ 1
Preferred stock, shares issued	0

Capital Stock (Schedule Components of Authorized Capital Stock) (Details)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Beginning balance, Shares Issued	2,805,961,317	2,805,961,317	2,805,961,317
Beginning balance, Shares Repurchased	(729,932,673)	(744,589,733)	(698,284,555)
Beginning balance, Shares Outstanding	2,076,028,644	2,061,371,584	2,107,676,762
Exercise of stock options and issuance of other stock awards, Shares Repurchased	12,711,022	14,657,060	7,144,822
Exercise of stock options and issuance of other stock awards, Shares Outstanding	12,711,022	14,657,060	7,144,822
Repurchased, Shares Repurchased			(53,450,000)
Repurchased, Shares Outstanding			(53,450,000)
Ending balance, Shares Issued	2,805,961,317	2,805,961,317	2,805,961,317
Ending balance, Shares Repurchased	(717,221,651)	(729,932,673)	(744,589,733)
Ending balance, Shares Outstanding	2,088,739,666	2,076,028,644	2,061,371,584

Stock Plans (Narrative) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Shares available to be granted	54,955,609
Closing stock price	$ 24.62
Total intrinsic value of options exercised	$ 110	$ 87	$ 119
Weighted-average grant date fair value, per share	$ 19.9	$ 16.71	$ 22.98
Common Stock [Member] | 2010 Plan [Member]
Maximum number of shares issuable under the stock compensation plan	50,000,000
Common Stock [Member] | Directors Plan [Member]
Maximum number of shares issuable under the stock compensation plan	1,000,000
2010 Plan [Member]
Shares available to be granted	49,997,960
Directors Plan [Member]
Shares available to be granted	716,708
Restricted and Deferred Stock Plan [Member]
Pre-tax compensation expense	44	61	38
Deferred tax benefit	16	24	15
Unamortized compensation expense	74
Weighted-average period of recognition, in years	2
Weighted-average grant date fair value	53	95	56
Total fair value, stock vested	$ 33	$ 46	$ 140

Stock Plans (Schedule of Stock Option Activity) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Balance at beginning of year, shares	12,401,903
Options exercised, shares	(9,707,570)
Options canceled, shares	(18,740)
Balance/Exercisable at end of year, shares	2,675,593
Balance at beginning of year, weighted average exercise price	$ 10.74
Options exercised, weighted average exercise price	$ 10.69
Options canceled, weighted average exercise price	$ 7.53
Balance/Exercisable at end of year, weighted average exercise price	$ 10.95
Balance/Exercisable at December 31, 2010, average remaining contractual term, months	3
Balance/Exercisable at December 31, 2010, aggregate intrinsic value	$ 37

Stock Plans (Schedule of Restricted and Deferred Stock Activity) (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Balance at beginning of year, shares	8,215,081
Granted, shares	2,646,080
Vested, shares	(1,694,518)
Forfeited, shares	(401,045)
Balance at end of year, shares	8,765,598	8,215,081
Balance at beginning of year, weighted-average grant date fair value per share	$ 28.88
Granted, weighted-average grant date fair value per share	$ 19.9	$ 16.71	$ 22.98
Vested, weighted-average grant date fair value per share	$ 64.34
Forfeited, weighted-average grant date fair value per share	$ 20.13
Balance at end of year, weighted-average grant date fair value per share	$ 19.72	$ 28.88

Earnings Per Share (Narrative) (Details) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Earnings Per Share
Antidilutive stock options	0	0.7	0

Earnings Per Share (Earnings Per Share) (Details) (USD $) In Millions	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Earnings Per Share
Earnings from continuing operations									$ 3,905	$ 3,206	$ 3,090
Earnings from discontinued operations											1,840
Net earnings attributable to Altria Group, Inc.	919	1,131	1,042	813	725	882	1,010	589	3,905	3,206	4,930
Less: Distributed and undistributed earnings attributable to unvested restricted and deferred shares									(15)	(11)	(13)
Earnings for basic EPS									3,890	3,195	4,917
Add: Undistributed earnings attributable to unvested restricted and deferred shares									3	2	4
Less: Undistributed earnings reallocated to unvested restricted and deferred shares									(3)	(2)	(4)
Earnings for diluted EPS									$ 3,890	$ 3,195	$ 4,917
Weighted average shares for basic EPS									2,077	2,066	2,075
Add: Incremental shares from stock options									2	5	9
Weighted average shares for diluted EPS									2,079	2,071	2,084

Accumulated Other Comprehensive Earnings (Losses) (Changes In Component Of Accumulated Other Comprehensive Losses) (Details) (USD $) In Millions	12 Months Ended			12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010	Dec. 31, 2010 Currency Translation Adjustment [Member]	Dec. 31, 2009 Currency Translation Adjustment [Member]	Dec. 31, 2008 Currency Translation Adjustment [Member]	Dec. 31, 2010 Changes in Net Loss and Prior Service Cost [Member]	Dec. 31, 2009 Changes in Net Loss and Prior Service Cost [Member]	Dec. 31, 2008 Changes in Net Loss and Prior Service Cost [Member]	Dec. 31, 2008 Changes in Fair value of Derivatives Accounted for as Hedges [Member]	Dec. 31, 2010 Ownership of SABMiller's Other Comprehensive Earnings (Losses) [Member]	Dec. 31, 2009 Ownership of SABMiller's Other Comprehensive Earnings (Losses) [Member]	Dec. 31, 2008 Ownership of SABMiller's Other Comprehensive Earnings (Losses) [Member]	Dec. 31, 2010 Accumulated Other Comprehensive Earnings (Losses) [Member]	Dec. 31, 2009 Accumulated Other Comprehensive Earnings (Losses) [Member]	Dec. 31, 2008 Accumulated Other Comprehensive Earnings (Losses) [Member]	Dec. 31, 2010 Altria Group, Inc. [Member]	Dec. 31, 2009 Altria Group, Inc. [Member]
Balances at beginning of year			$ (1,484)	$ 3		$ 728	$ (1,846)	$ (2,221)	$ (960)	$ (5)	$ 282	$ 40	$ 348	$ (1,561)	$ (2,181)	$ 111	$ (1,484)	$ (1,561)
Period Change				1	3	233	35	375	(1,385)	(177)	41	242	(308)	77	620	(1,637)
Spin-off of PMI, net of tax		182				(961)			124	182						(655)
Balances at end of year	$ (1,561)		$ (1,484)	$ 4	$ 3		$ (1,811)	$ (1,846)	$ (2,221)		$ 323	$ 282	$ 40	$ (1,484)	$ (1,561)	$ (2,181)	$ (1,484)	$ (1,561)

Income Taxes (Narrative) (Details) (USD $) In Millions	3 Months Ended	12 Months Ended						3 Months Ended		12 Months Ended		3 Months Ended	12 Months Ended
	Sep. 30, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Altria Group, Inc. [Member]	Dec. 31, 2009 Altria Group, Inc. [Member]	Dec. 31, 2008 Altria Group, Inc. [Member]	Jun. 30, 2010 Related To Altria Group, Inc. [Member]	Jun. 30, 2010 Related To Resolution Of Certain Kraft And PMI Tax Matters [Member]	Dec. 31, 2010 Related To Resolution Of Certain Kraft And PMI Tax Matters [Member]	Dec. 31, 2010 Following Resolution Of Several State Audits [Member]	Sep. 30, 2009 Kraft [Member]	Dec. 31, 2009 Kraft [Member]	Dec. 31, 2010 Kraft [Member]	Dec. 31, 2010 Philip Morris International Inc. [Member]	Dec. 31, 2009 Philip Morris International Inc. [Member]
Unrecognized tax benefits if recognized would impact effective tax rate		$ 360	$ 548
Unrecognized tax benefits if recognized would affect deferred taxes		39	53
Impact on net earnings		181	230
Receivables from former subsidiaries													198	101	78	120
Pre-spin-off federal income tax reserves														101	78
Pre-spin-off federal income tax reserves, receivables in other assets														101	78
I R S Payment related to L.I.L.O and S.I.L.O transactions		945
Income tax provision (benefit)		1,816	1,669	1,699	(329)	(313)	(130)	(47)	(169)	(169)	(64)	(88)	(88)
Accrued interest and penalties		261	327										79	32	19	39
Tax benefit from utilization of net operating losses	53
Reversal of tax accruals				58
Tax benefit related to settlement of income tax examination		216
Tax benefit related to closing agreement with IRS			88
Interest expense associated with uncertain tax positions		(69)	3	41
Decrease in unrecognized tax benefits and interest due to resolved tax examinations		33
Net operating loss carryforwards		1,212
State tax credit carryforwards		$ 82

Income Taxes (Schedule of Earnings from Continuing Operations Before Income Taxes and Provision for Income Taxes) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Taxes
United States	$ 5,709	$ 4,868	$ 4,789
Outside United States	14	9
Total	5,723	4,877	4,789
Federal - current	1,430	1,512	1,486
State and local - current	258	111	351
Outside United States - current	4	3
Total current provision for income taxes	1,692	1,626	1,837
Federal - deferred	120	(14)	(95)
State and local - deferred	4	57	(43)
Total deferred provision for income taxes	124	43	(138)
Total provision for income taxes	$ 1,816	$ 1,669	$ 1,699

Income Taxes (Reconciliation of Beginning and Ending Unrecognized Tax Benefits) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Taxes
Balance at beginning of year	$ 601	$ 669	$ 615
Additions based on tax positions related to the current year	21	15	50
Additions for tax positions of prior years	30	34	70
Reductions for tax positions due to lapse of statutes of limitations	(58)	(22)
Reduction for tax positions of prior years	(164)	(87)	(10)
Settlements	(31)	(8)	(2)
Reductions of state and foreign unrecognized tax benefits due to PMI spin-off			(54)
Balance at end of year	$ 399	$ 601	$ 669

Income Taxes (Schedule of Unrecognized Tax Benefits and Consolidated Liability for Tax Contingencies) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Unrecognized tax benefits	$ 399	$ 601	$ 669	$ 615
Accrued interest and penalties	261	327
Tax credits and other indirect benefits	(85)	(100)
Liability for tax contingencies	575	828
Altria Group, Inc. [Member]
Unrecognized tax benefits	220	283
Kraft [Member]
Unrecognized tax benefits	101	198
Accrued interest and penalties	32	79
Philip Morris International Inc. [Member]
Unrecognized tax benefits	78	120
Accrued interest and penalties	$ 19	$ 39

Income Taxes (Reconciliation of Effective Tax Rate and U.S. Federal Statutory Rate) (Details)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
U.S. federal statutory rate	35.00%	35.00%	35.00%
State and local income taxes, net of federal tax benefit	2.90%	2.70%	4.20%
Reversal of tax reserves no longer required	(2.70%)	(1.70%)
Domestic manufacturing deduction	(2.40%)	(1.50%)	(1.60%)
SABMiller dividend benefit	(2.30%)	(2.40%)	(2.10%)
Other	1.20%	2.10%
Effective tax rate	31.70%	34.20%	35.50%

Income Taxes (Schedule of Deferred Income Tax Assets and Liabilities) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Total deferred income tax liabilities	$ (3,880)	$ (4,180)
Consumer Products [Member]
Accrued postretirement and postemployment benefits	1,045	1,126
Settlement charges	1,393	1,428
Accrued pension costs	395	434
Net operating losses and tax credit carryforwards	87	113
Total deferred income tax assets	2,920	3,101
Property, plant and equipment	(425)	(503)
Intangible assets	(3,655)	(3,579)
Investment in SABMiller	(1,758)	(1,632)
Other	(296)	(164)
Total deferred income tax liabilities	(6,134)	(5,878)
Valuation allowances	(39)	(76)
Net deferred income tax liabilities	$ (3,253)	$ (2,853)

Segment Reporting (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended							12 Months Ended			9 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Wine [Member]	Dec. 31, 2009 Wine [Member]	Dec. 31, 2009 Philip Morris Capital Corporation [Member]	Dec. 31, 2008 Philip Morris Capital Corporation [Member]	Dec. 31, 2010 Mc Lane Company, Inc [Member]	Dec. 31, 2009 Mc Lane Company, Inc [Member]	Dec. 31, 2008 Mc Lane Company, Inc [Member]	Dec. 31, 2008 P.M. U.S.A. [Member]
Contribution of net revenues by major customer, percentage								27.00%	26.00%	27.00%
Sales percentage of net revenue				65.00%	64.00%
Net revenue	$ 24,363	$ 23,556	$ 19,356	$ 459	$ 403						$ 298
Increase (decrease) in allowance for losses						$ 15	$ 100

Segment Reporting (Schedule Of Segment Reporting Information) (Details) (USD $) In Millions	3 Months Ended									12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Mar. 31, 2008	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net revenues										$ 24,363	$ 23,556	$ 19,356
Amortization of intangibles										(20)	(20)	(7)
Gain on sale of corporate headquarters building												404
General corporate expenses										(216)	(204)	(266)
Reduction of Kraft and PMI tax-related receivables										(169)	(88)
UST acquisition-related transaction costs	(7)	(5)	(5)	(5)	(9)	(7)	(7)	(164)			(60)
Corporate Asset Impairment and Exit Costs										(6)	(91)	(350)
Operating income										6,228	5,462	4,882
Interest and other debt expense, net										(1,133)	(1,185)	(167)
Loss on early extinguishment of debt									393			(393)
Earnings from equity investment in SABMiller										628	600	467
Earnings from continuing operations before income taxes										5,723	4,877	4,789
Cigarettes [Member]
Net revenues										21,631	20,919	18,753
Operating companies income										5,451	5,055	4,866
Smokeless products [Member]
Net revenues										1,552	1,366
Operating companies income										803	381
Cigars [Member]
Net revenues										560	520	387
Operating companies income										167	176	164
Wine [Member]
Net revenues										459	403
Operating companies income										61	43
Financial Services [Member]
Net revenues										161	348	216
Operating companies income										$ 157	$ 270	$ 71

Segment Reporting (Schedule of Depreciation Expense and Capital Expenditures of Segments) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Depreciation expense	$ 256	$ 271	$ 208
Capital expenditures	168	273	241
Cigarettes [Member]
Depreciation expense	164	168	182
Capital expenditures	54	147	220
Smokeless products [Member]
Depreciation expense	32	41
Capital expenditures	19	18
Cigars [Member]
Depreciation expense	3	2	1
Capital expenditures	16	4	7
Wine [Member]
Depreciation expense	23	22
Capital expenditures	22	24
Corporate [Member]
Depreciation expense	34	38	25
Capital expenditures	$ 57	$ 80	$ 14

Benefit Plans (Narrative) (Details) (USD $)	12 Months Ended					0 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Below Investment Grade and No Rating [Member] U.S. Treasuries and Treasury Inflation Protected Securities [Member]	Dec. 31, 2010 Emerging Markets [Member] Equity Securities [Member]	Jan. 07, 2011 Pensions [Member]	Dec. 31, 2011 Pensions [Member]	Dec. 31, 2010 Pensions [Member]	Dec. 31, 2009 Pensions [Member]	Dec. 31, 2008 Pensions [Member]	Dec. 31, 2011 Post-retirement [Member]	Dec. 31, 2010 Post-retirement [Member]	Dec. 31, 2009 Post-retirement [Member]	Dec. 31, 2008 Post-retirement [Member]	Dec. 31, 2010 Post-employment [Member]	Dec. 31, 2009 Post-employment [Member]
Accumulated benefit obligation								$ 6,100,000,000	$ 5,700,000,000
Estimated net loss expected to be amortized from accumulated other comprehensive losses							172,000,000	126,000,000	119,000,000	59,000,000	37,000,000	32,000,000	36,000,000	31,000,000	13,000,000
Estimated prior service cost (credit) expected to be amortized from accumulated other comprehensive losses							14,000,000				(22,000,000)
Amounts charged to expense for defined contribution plans	108,000,000	106,000,000	128,000,000
Plan assets, target allocation percentage of equity securities	55.00%
Plan assets, target allocation percentage of fixed income investments	45.00%
Composition of plan assets, equity securities	58.00%				4.00%
Composition of plan assets, corporate bonds	20.00%			11.00%
Composition of plan assets, U.S. Treasury and Foreign Government securities	16.00%
Composition of plan assets, other types of investments	6.00%
Composition of total plan assets				5.00%	2.00%
Employer contributions						200,000,000
Minimum expected additional employer contributions in next fiscal year								30,000,000
Maximum expected additional employer contributions in next fiscal year								50,000,000
Postretirement health care costs accrued and recognized in other accrued liabilities	$ 146,000,000	$ 138,000,000
Weighted average discount rate used to determine accrued postemployment costs															3.80%	5.30%
Weighted average ultimate annual turnover rate															0.50%	0.50%
Rate of assumed compensation cost increase	4.00%	4.50%

Benefit Plans (Projected Benefit Obligations, Plan Assets and Funded Status) (Details) (Pensions [Member], USD $) In Millions	0 Months Ended	12 Months Ended
	Jan. 07, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Service cost		$ 80	$ 96	$ 99
Interest cost		356	349	304
Fair value of plan assets at beginning of year		4,870
Employer contributions	200
Fair value of plan assets at end of year		5,218	4,870
Net pension liability recognized at December 31		1,221	1,205
Defined Benefit Obligation
Benefit obligation at beginning of year		6,075	5,342
Service cost		80	96
Interest cost		356	349
Benefits paid		(375)	(460)
Actuarial losses		287	105
Acquisition			634
Termination, settlement and curtailment			9
Other		16
Benefit obligation at end of year		6,439	6,075
Benefits paid		(375)	(460)
Actuarial gains		(287)	(105)
Defined Benefit Plan Assets
Benefits paid		(375)	(460)
Actuarial losses		(28)	(2)
Fair value of plan assets at beginning of year		4,870	3,929
Actual return on plan assets		639	945
Employer contributions		30	37
Funding of UST plans		26	134
Benefits paid		(375)	(460)
Actuarial gains		28	2
Acquisition			283
Fair value of plan assets at end of year		$ 5,218	$ 4,870

Benefit Plans (Net Pension Liability Recognized in Consolidated Balance Sheets) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Accrued pension costs	$ 1,191	$ 1,157
Pensions [Member]
Other accrued liabilities	30	48
Accrued pension costs	1,191	1,157
Net pension liability recognized at December 31	1,221	1,205
Altria Group, Inc. [Member]
Accrued pension costs	$ 204	$ 194

Benefit Plans (Weighted-Average Assumptions to Determine Benefit Obligations) (Details) (Pensions [Member])	Dec. 31, 2010	Dec. 31, 2009
Discount rate	5.50%	5.90%
Rate of compensation increase	4.00%	4.50%

Benefit Plans (Schedule of Components of Net Periodic Pension Cost) (Details) (Pensions [Member], USD $) In Millions	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Service cost		$ 80	$ 96	$ 99
Interest cost		356	349	304
Expected return on plan assets		(421)	(429)	(428)
Net loss	172	126	119	59
Prior service cost		13	12	12
Termination, settlement and curtailment			12	97
Net periodic pension cost		$ 154	$ 159	$ 143

Benefit Plans (Termination, Settlement and Curtailment) (Details) (USD $) In Millions	Dec. 31, 2009	Dec. 31, 2008
Benefit obligation, termination, settlement and curtailment	$ 9	$ 50
Other comprehensive net losses, termination, settlement and curtailment	3	45
Other comprehensive prior service cost, termination, settlement and curtailment		2
Changes included in termination, settlement and curtailment	$ 12	$ 97

Benefit Plans (Weighted-Average Assumptions to Determine Net Pension Cost) (Details) (Pensions [Member])	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Discount rate	5.90%	6.10%	6.20%
Expected rate of return on plan assets	8.00%	8.00%	8.00%
Rate of compensation increase	4.50%	4.50%	4.50%

Benefit Plans (Fair Values of Pension Plan Assets) (Details) (Pensions [Member], USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Investments at fair value	$ 5,218	$ 4,870
U.S. Large Cap [Member] | Fair Value, Inputs, Level 2 [Member] | Common/Collective Trusts [Member]
Investments at fair value	1,431	1,557
U.S. Large Cap [Member] | Common/Collective Trusts [Member]
Investments at fair value	1,431	1,557
U.S. Small Cap [Member] | Fair Value, Inputs, Level 2 [Member] | Common/Collective Trusts [Member]
Investments at fair value	533	512
U.S. Small Cap [Member] | Common/Collective Trusts [Member]
Investments at fair value	533	512
International Developed Markets [Member] | Fair Value, Inputs, Level 2 [Member] | Common/Collective Trusts [Member]
Investments at fair value	177	164
International Developed Markets [Member] | Common/Collective Trusts [Member]
Investments at fair value	177	164
International Emerging Markets [Member] | Fair Value, Inputs, Level 2 [Member] | Common/Collective Trusts [Member]
Investments at fair value	123	104
International Emerging Markets [Member] | Common/Collective Trusts [Member]
Investments at fair value	123	104
Long Duration Fixed Income [Member] | Fair Value, Inputs, Level 2 [Member] | Common/Collective Trusts [Member]
Investments at fair value	479	427
Long Duration Fixed Income [Member] | Common/Collective Trusts [Member]
Investments at fair value	479	427
Other [Member] | Fair Value, Inputs, Level 2 [Member] | Common/Collective Trusts [Member]
Investments at fair value	125
Other [Member] | Common/Collective Trusts [Member]
Investments at fair value	125
U.S. Government and Agencies [Member] | Fair Value, Inputs, Level 2 [Member] | U.S. and Foreign Government Securities or their Agencies [Member]
Investments at fair value	440	485
U.S. Government and Agencies [Member] | U.S. and Foreign Government Securities or their Agencies [Member]
Investments at fair value	440	485
U.S. Municipal Bonds [Member] | Fair Value, Inputs, Level 2 [Member] | U.S. and Foreign Government Securities or their Agencies [Member]
Investments at fair value	32	15
U.S. Municipal Bonds [Member] | U.S. and Foreign Government Securities or their Agencies [Member]
Investments at fair value	32	15
Foreign Government and Agencies [Member] | Fair Value, Inputs, Level 2 [Member] | U.S. and Foreign Government Securities or their Agencies [Member]
Investments at fair value	308	163
Foreign Government and Agencies [Member] | U.S. and Foreign Government Securities or their Agencies [Member]
Investments at fair value	308	163
Above Investment Grade [Member] | Fair Value, Inputs, Level 2 [Member] | Corporate Debt Instruments [Member]
Investments at fair value	488	536
Above Investment Grade [Member] | Corporate Debt Instruments [Member]
Investments at fair value	488	536
Below Investment Grade and No Rating [Member] | Fair Value, Inputs, Level 2 [Member] | Corporate Debt Instruments [Member]
Investments at fair value	178	116
Below Investment Grade and No Rating [Member] | Corporate Debt Instruments [Member]
Investments at fair value	178	116
International Equities [Member] | Fair Value, Inputs, Level 1 [Member] | Common Stock [Member]
Investments at fair value	542	461
International Equities [Member] | Common Stock [Member]
Investments at fair value	542	461
U.S. Equities [Member] | Fair Value, Inputs, Level 1 [Member] | Common Stock [Member]
Investments at fair value	24	23
U.S. Equities [Member] | Common Stock [Member]
Investments at fair value	24	23
Fair Value, Inputs, Level 1 [Member] | Registered Investment Companies [Member]
Investments at fair value	152	139
Fair Value, Inputs, Level 1 [Member] | U.S. and Foreign Cash and Cash Equivalents [Member]
Investments at fair value	38	38
Fair Value, Inputs, Level 1 [Member] | Other, Net [Member]
Investments at fair value	8	2
Fair Value, Inputs, Level 1 [Member]
Investments at fair value	764	663
Fair Value, Inputs, Level 2 [Member] | Registered Investment Companies [Member]
Investments at fair value	62	48
Fair Value, Inputs, Level 2 [Member] | U.S. and Foreign Cash and Cash Equivalents [Member]
Investments at fair value	6	12
Fair Value, Inputs, Level 2 [Member] | Asset-backed Securities [Member]
Investments at fair value	48	55
Fair Value, Inputs, Level 2 [Member] | Other, Net [Member]
Investments at fair value	11	1
Fair Value, Inputs, Level 2 [Member]
Investments at fair value	4,441	4,195
Fair Value, Inputs, Level 3 [Member] | Other, Net [Member]
Investments at fair value	13	12
Fair Value, Inputs, Level 3 [Member]
Investments at fair value	13	12
Registered Investment Companies [Member]
Investments at fair value	214	187
U.S. and Foreign Cash and Cash Equivalents [Member]
Investments at fair value	44	50
Asset-backed Securities [Member]
Investments at fair value	48	55
Other, Net [Member]
Investments at fair value	$ 32	$ 15

Benefit Plans (Estimated Future Benefit Payments from Pension Plans) (Details) (Pensions [Member], USD $) In Millions	Dec. 31, 2010
2011	$ 379
2012	386
2013	393
2014	414
2015	403
2016-2020	$ 2,144

Benefit Plans (Postretirement Health Costs) (Details) (Post-retirement [Member], USD $) In Millions	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Service cost		$ 29	$ 33	$ 41
Interest cost		135	125	130
Net loss	37	32	36	31
Prior service credit		(21)	(9)	(9)
Termination and curtailment			40	23
Net postretirement health care costs		$ 175	$ 225	$ 216

Benefit Plans (Termination and Curtailment, Postretirement Health Care Costs) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008
Accrued postretirement health care costs, termination and curtailment	$ 40	$ 28
Prior service credit, termination and curtailment		(5)
Postretirement benefit plans, termination and curtailment	$ 40	$ 23

Benefit Plans (Weighted-Average Assumptions to Determine Net Postretirement Cost) (Details) (Post-retirement [Member])	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Discount rate	5.80%	6.10%	6.20%
Health care cost trend rate	7.50%	8.00%	8.00%

Benefit Plans (Changes in Accumulated Postretirement Benefit Obligation) (Details) (Post-retirement [Member], USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Benefit obligation at beginning of year	$ 2,464	$ 2,335
Service cost	29	33	41
Interest cost	135	125	130
Benefits paid	(118)	(103)
Plan amendments	(58)	(76)
Assumption changes	124	93
Actuarial gains	(28)	(68)
Acquisition		85
Terminations and curtailments		40
Benefit obligation at end of year	$ 2,548	$ 2,464	$ 2,335

Benefit Plans (Assumptions to Determine Postretirement Benefit Obligations) (Details) (Post-retirement [Member])	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Discount rate	5.50%	5.80%
Health care cost trend rate assumed for next year	8.00%	7.50%
Ultimate trend rate	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2017	2015

Benefit Plans (Effects of One-Percentage-Point Change in Assumed Health Care Cost Trend Rates) (Details)	12 Months Ended
Dec. 31, 2010
Effect on total of service and interest cost, One-Percentage-Point Increase	12.30%
Effect on total of service and interest cost, One-Percentage-Point Decrease	(9.90%)
Effect on postretirement benefit obligation, One-Percentage-Point Increase	10.10%
Effect on postretirement benefit obligation, One-Percentage-Point Decrease	(8.20%)

Benefit Plans (Estimated Future Payments for Postretirement Health Care Plans) (Details) (Post-retirement [Member], USD $) In Millions	Dec. 31, 2010
2011	$ 146
2012	153
2013	160
2014	166
2015	170
2016-2020	$ 850

Benefit Plans (Net Postemployment Costs) (Details) (Post-employment [Member], USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Service cost	$ 1	$ 1	$ 2
Interest cost	1	1	2
Amortization of net loss	12	11	9
Other	5	178	240
Net postemployment costs	$ 19	$ 191	$ 253

Benefit Plans (Changes in Benefit Obligations of Postemployment Plans) (Details) (Post-employment [Member], USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Benefit obligation at beginning of year	$ 349	$ 475
Service cost	1	1	2
Interest cost	1	1	2
Benefits paid	(218)	(338)
Actuarial losses and assumption changes	13	32
Other	5	178	240
Benefit obligation at end of year	$ 151	$ 349	$ 475

Benefit Plans (Amounts Recorded in Accumulated Other Comprehensive Losses) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Net losses, accumulated other comprehensive losses	$ (3,085)	$ (3,109)
Prior service (cost) credit, accumulated other comprehensive losses	120	86
Deferred income taxes, accumulated other comprehensive losses	1,154	1,177
Amounts recorded in accumulated other comprehensive losses	(1,811)	(1,846)
Pensions [Member]
Net losses, accumulated other comprehensive losses	(2,287)	(2,372)
Prior service (cost) credit, accumulated other comprehensive losses	(62)	(59)
Deferred income taxes, accumulated other comprehensive losses	914	948
Amounts recorded in accumulated other comprehensive losses	(1,435)	(1,483)
Post-retirement [Member]
Net losses, accumulated other comprehensive losses	(647)	(584)
Prior service (cost) credit, accumulated other comprehensive losses	182	145
Deferred income taxes, accumulated other comprehensive losses	180	169
Amounts recorded in accumulated other comprehensive losses	(285)	(270)
Post-employment [Member]
Net losses, accumulated other comprehensive losses	(151)	(153)
Deferred income taxes, accumulated other comprehensive losses	60	60
Amounts recorded in accumulated other comprehensive losses	$ (91)	$ (93)

Benefit Plans (Movements in Other Comprehensive Earnings/Losses) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net losses, amortization, amounts transferred to earnings as components of net periodic benefit cost	$ 170	$ 166	$ 99
Prior service cost/credit, amortization, amounts transferred to earnings as components of net periodic benefit cost	(8)	3	3
Other income/expense, net losses, amounts transferred to earnings as components of net periodic benefit cost		3	45
Other income/expense, prior service cost/credit, amounts transferred to earnings as components of net periodic benefit cost			(3)
Deferred income taxes, amounts transferred to earnings as components of net periodic benefit cost	(63)	(66)	(56)
Total amounts transferred to earnings as components of net periodic benefit cost	99	106	88
Net losses, other movements during the year	(146)	364	(2,342)
Prior service cost/credit, other movements during the year	42	75	(37)
Deferred income taxes, other movements during the year	40	(170)	930
Total other movements during the year	(64)	269	(1,449)
Amounts related to continuing operations			(1,361)
Amounts related to discontinued operations			(24)
Total movements in other comprehensive earnings/losses	35	375	(1,385)
Pensions [Member]
Net losses, amortization, amounts transferred to earnings as components of net periodic benefit cost	126	119	59
Prior service cost/credit, amortization, amounts transferred to earnings as components of net periodic benefit cost	13	12	12
Other income/expense, net losses, amounts transferred to earnings as components of net periodic benefit cost		3	45
Other income/expense, prior service cost/credit, amounts transferred to earnings as components of net periodic benefit cost			2
Deferred income taxes, amounts transferred to earnings as components of net periodic benefit cost	(55)	(52)	(46)
Total amounts transferred to earnings as components of net periodic benefit cost	84	82	72
Net losses, other movements during the year	(41)	413	(2,072)
Prior service cost/credit, other movements during the year	(16)		(30)
Deferred income taxes, other movements during the year	21	(161)	821
Total other movements during the year	(36)	252	(1,281)
Amounts related to continuing operations			(1,209)
Amounts related to discontinued operations			(24)
Total movements in other comprehensive earnings/losses	48	334	(1,233)
Post-retirement [Member]
Net losses, amortization, amounts transferred to earnings as components of net periodic benefit cost	32	36	31
Prior service cost/credit, amortization, amounts transferred to earnings as components of net periodic benefit cost	(21)	(9)	(9)
Other income/expense, prior service cost/credit, amounts transferred to earnings as components of net periodic benefit cost			(5)
Deferred income taxes, amounts transferred to earnings as components of net periodic benefit cost	(4)	(10)	(6)
Total amounts transferred to earnings as components of net periodic benefit cost	7	17	11
Net losses, other movements during the year	(95)	(25)	(270)
Prior service cost/credit, other movements during the year	58	75	(7)
Deferred income taxes, other movements during the year	15	(19)	109
Total other movements during the year	(22)	31	(168)
Amounts related to continuing operations			(157)
Total movements in other comprehensive earnings/losses	(15)	48	(157)
Post-employment [Member]
Net losses, amortization, amounts transferred to earnings as components of net periodic benefit cost	12	11	9
Deferred income taxes, amounts transferred to earnings as components of net periodic benefit cost	(4)	(4)	(4)
Total amounts transferred to earnings as components of net periodic benefit cost	8	7	5
Net losses, other movements during the year	(10)	(24)
Deferred income taxes, other movements during the year	4	10
Total other movements during the year	(6)	(14)
Amounts related to continuing operations			5
Total movements in other comprehensive earnings/losses	$ 2	$ (7)	$ 5

Additional Information (Schedule of Additional Information for Continuing Operations) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Research and development expense	$ 144	$ 177	$ 232
Advertising expense	5	6	6
Interest expense	1,136	1,189	237
Interest income	(3)	(4)	(70)
Net interest expense	1,133	1,185	167
Interest expense of financial services operations included in cost of sales		20	38
Rent expense	$ 58	$ 55	$ 59

Additional Information (Schedule of Rental Commitments and Sublease Under Non-Cancelable Operating Leases) (USD $) In Millions	Dec. 31, 2010
Rental Commitments [Member]
2011	$ 57
2012	47
2013	36
2014	24
2015	20
Thereafter	119
Total	303
Sublease Income [Member]
2011	2
2012	2
2013	4
2014	3
2015	5
Thereafter	34
Total	$ 50

Financial Instruments (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010	Feb. 28, 2009
Ineffectiveness	$ 0	$ 0
Senior notes			300,000,000	4,200,000,000
Number of derivative financial instruments held			0
Cash Flow Hedging [Member] | Interest Rate Contract [Member] | UST [Member]
Senior notes	40,000,000
Foreign Exchange Contract [Member]
Net investment losses from hedges of foreign operations		(85,000,000)
Foreign Exchange Contract [Member] | Interest and Other Expense [Member]
Gain on financial instrument		$ 21,000,000

Financial Instruments (Schedule of Hedging Activity Affected Accumulated Other Comprehensive Earnings (Losses)) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008
Loss as of beginning of year		$ (5)
Derivative losses transferred to earnings		93
Change in fair value		(270)
Spin-off of PMI, net of tax		182
Total as of the end of year

Contingencies (Types and Number of Cases) (Details)	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Individual Smoking and Health Cases [Member]
Number of Cases Pending	92	[1]	89	[1]	99	[1]
Smoking and Health Class Actions and Aggregated Claims Litigation [Member]
Number of Cases Pending	11	[2]	7	[2]	9	[2]
Health Care Cost Recovery Actions [Member]
Number of Cases Pending	4		3		3
Lights/Ultra Lights Class Actions [Member]
Number of Cases Pending	27		28		18
Tobacco Price Cases [Member]
Number of Cases Pending	1		2		2

[1]	Does not include 2,590 cases brought by flight attendants seeking compensatory damages for personal injuries allegedly caused by exposure to environmental tobacco smoke ("ETS"). The flight attendants allege that they are members of an ETS smoking and health class action, which was settled in 1997 (Broin). The terms of the court-approved settlement in that case allow class members to file individual lawsuits seeking compensatory damages, but prohibit them from seeking punitive damages. Also, does not include approximately 7,228 individual smoking and health cases (3,288 state court cases and 3,940 federal court cases) brought by or on behalf of approximately 8,900 plaintiffs in Florida (4,961 state court plaintiffs and 3,939 federal court plaintiffs) following the decertification of the Engle case discussed below. It is possible that some of these cases are duplicates and that additional cases have been filed but not yet recorded on the courts' dockets. Certain Broin plaintiffs have filed a motion seeking approximately $50 million in sanctions for alleged interference by R.J. Reynolds Tobacco Company ("R.J. Reynolds") and PM USA with Lorillard, Inc.'s acceptance of offers of settlement in the Broin progeny cases.
[2]	Includes as one case the 650 civil actions (of which 370 are actions against PM USA) that are proposed to be tried in a single proceeding in West Virginia (In re: Tobacco Litigation). Middleton and USSTC were named as defendants in this action but they, along with other non-cigarette manufacturers, have been severed from this case. The West Virginia Supreme Court of Appeals has ruled that the United States Constitution does not preclude a trial in two phases in this case. Under the current trial plan, issues related to defendants' conduct and plaintiffs' entitlement to punitive damages would be determined in the first phase. The second phase would consist of individual trials to determine liability, if any, as well as compensatory and punitive damages, if any. The case is currently scheduled for trial on October 17, 2011.

Contingencies (Types and Number of Cases) (Parenthetical) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010
Engle Progeny Cases [Member]
Number of plaintiffs	8,900
Engle Progeny Cases [Member] | State Court [Member]
Number of plaintiffs	4,961
Engle Progeny Cases [Member] | Federal Court [Member]
Number of plaintiffs	3,939
Engle Progeny Cases [Member] | Smoking and Health Class Actions and Aggregated Claims Litigation [Member]
Loss contingency pending claims number not included	7,228
West Virginia Consolidated Proceeding [Member]
Loss contingency pending claims, number included as one case	650
PM USA [Member]
Loss contingency pending claims number included	370
State Court [Member]
Loss contingency pending claims number not included	3,288
Federal Court [Member]
Loss contingency pending claims number not included	3,940
Broin [Member]
Broin plaintiff requested sanctions	50
Flight Attendants [Member]
Loss contingency pending claims number not included	2,590

Contingencies (International Tobacco Related Cases) (Details)	Dec. 31, 2010
Canada [Member] | PM USA [Member] | Health Care Cost Recovery Actions [Member]
Number Of International Cases	3
Canada [Member] | Smoking and Health Class Actions and Aggregated Claims Litigation [Member] | PM USA and Altria Group [Member]
Number Of International Cases	6
Canada [Member] | Health Care Cost Recovery Actions [Member] | PM USA and Altria Group [Member]
Number Of International Cases	2
Israel [Member] | PM USA [Member] | Health Care Cost Recovery Actions [Member]
Number Of International Cases	1
Israel [Member] | PM USA [Member] | Lights/Ultra Lights Class Actions [Member]
Number Of International Cases	1

Contingencies (Pending and Upcoming Tobacco-Related Trials) (Details)	Dec. 31, 2010
Individual Smoking and Health Cases [Member]
Pending and Upcoming Tobacco-Related Trials	11
Engle Progeny Cases [Member]
Pending and Upcoming Tobacco-Related Trials	65

Contingencies (Trial Results and Security for Judgments Narrative) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010
Cases reaching final resolution	11
Cases reaching partial resolution	1
Judgments paid	$ 116.4
Judgment interest paid aggregate	70.6
Aggregate appeal bonds posted	$ 103
Since January 1999 [Member]
Verdicts Returned	64
Verdicts Returned In Favor Of Defendants	38
Verdicts Returned In Favor Of Plaintiffs	26

Contingencies (Trial Results Table) (Details) (USD $)	12 Months Ended
	Dec. 31, 2010 Individual Smoking and Health Cases [Member] California/Whiteley [Member]	Dec. 31, 2010 Individual Smoking and Health Cases [Member] California/Bullock [Member]	Dec. 31, 2010 Individual Smoking and Health Cases [Member] Oregon/Schwarz [Member]	Dec. 31, 2010 Individual Smoking and Health Cases [Member] Oregon/Williams [Member]	Dec. 31, 2009 Individual Smoking and Health Cases [Member] Oregon/Williams [Member]	Dec. 31, 2010 Smoking and Health Class Actions and Aggregated Claims Litigation [Member] Louisiana/Scott [Member]	Dec. 31, 2010 Smoking and Health Class Actions and Aggregated Claims Litigation [Member] Florida/Engle [Member]	Dec. 31, 2008 Smoking and Health Class Actions and Aggregated Claims Litigation [Member] Florida/Engle [Member]	Dec. 31, 2010 Florida/Putney [Member] Engle Progeny Cases [Member]	Dec. 31, 2010 Engle Progeny Cases [Member] Florida/Putney [Member]	Dec. 31, 2010 Engle Progeny Cases [Member] Florida/Piendle [Member]	Dec. 31, 2010 Engle Progeny Cases [Member] Florida/Tate [Member]	Dec. 31, 2010 Engle Progeny Cases [Member] Florida/R. Cohen [Member]	Dec. 31, 2010 Engle Progeny Cases [Member] Florida/Douglas [Member]	Dec. 31, 2010 Engle Progeny Cases [Member] Florida/Naugle [Member]	Dec. 31, 2010 Engle Progeny Cases [Member] Florida/Campbell [Member]	Dec. 31, 2010 Engle Progeny Cases [Member] Florida/Barbanell [Member]	Dec. 31, 2010 Engle Progeny Cases [Member] Florida/Hess [Member]	Dec. 31, 2010 Engle Progeny Cases [Member] Florida/Lukacs [Member]
Loss Contingency, Period of Occurrence	May 2007	October 2002	March 2002	March 1999		May 2004				April 2010	August 2010	July 2010	March 2010	March 2010	November 2009	August 2009	August 2009	February 2009	June 2002
Compensatory Damages Jury Award Total Excluding Interest	$ 2,500,000	$ 850,000	$ 168,500	$ 800,000		$ 590,000,000			$ 15,100,000		$ 4,000,000	$ 8,000,000	$ 10,000,000	$ 5,000,000	$ 56,600,000	$ 7,800,000	$ 5,300,000	$ 3,000,000	$ 37,500,000
Compensatory Damages Reduced Award Total															13,000,000				24,800,000
Compensatory Damages Reduced Amended Award Total															12,300,000
Compensatory Damages Jury Award Allocation Percentage allocated to PM USA										15.00%	27.50%	64.00%	33.33%	18.00%	90.00%	2.00%	36.50%	42.00%
Compensatory Damages Jury Award Allocation Amount										2,300,000	1,100,000	5,100,000	3,300,000	900,000		156,000	1,950,000	1,260,000
Punitive Damages Jury Award Total All Defendants							145,000,000,000						20,000,000		244,000,000
Punitive Damages Reduced Award Total		28,000,000	100,000,000	32,000,000											26,000,000
Punitive Damages Reduced Amended Award Total															24,500,000
Punitive Damages Jury Award Allocation Amount		28,000,000,000	150,000,000	79,500,000			74,000,000,000			2,500,000	90,000	16,300,000						5,000,000
Punitive Damages Jury Award Total Against Each Defendant													10,000,000
Appeals Bond Posted By PM USA		14,700,000	58,300,000			12,500,000	100,000,000		1,600,000			5,000,000	2,500,000	900,000	5,000,000	156,000	1,950,000
Loss Contingency, Damages Recorded		1,700,000		32,000,000
Loss Contingency, Additional Provisions Related to Interest				29,000,000
Escrow Funds Returned		43,300,000
Escrow Funds Returned Date																		April 2010
Punitive Damages Judgment Award Total		13,800,000
Loss Contingency Recorded, Excluding Cost and Interest	1,260,000
Loss Contingency, Damages Paid					61,100,000			2,964,685											15,100,000
Date Damages Paid																			June 2010
Loss Contingency Paid, Excluding Cost and Interest	1,260,000
Loss Contingency, Appeal Bond Date												August 2010	October 2010	June 2010	April 2010	January 2010	September 2009	July 2009	December 2008
Loss Contingency, Court Reduction Date			May 2002																March 2003
Appeals Bond Posted All Defendants						50,000,000
Court Ordered Costs Returned to Defendant			500,000
Medical Expenses Awarded				$ 21,500
Percentage of Punitive Damages Paid to the Plaintiff				40.00%
Percentage of Punitive Damages Allegedly Payable to State				60.00%

Contingencies (Engle Class Action and Engle Progeny Trial Results Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2001
Engle Progeny Cases [Member]
Number of plaintiffs	8,900
Engle Progeny Cases [Member] | State Court [Member]
Number of plaintiffs	4,961
Engle Progeny Cases [Member] | Federal Court [Member]
Number of plaintiffs	3,939
Engle Progeny cases stayed pending Eleventh Circuit Court Review	4,420
Stays lifted plaintiff selected cases	12
Number of voluntary dismissals	500
Engle Progeny Cases [Member] | Smoking and Health Class Actions and Aggregated Claims Litigation [Member]
Loss contingency pending claims number not included	7,228
Engle Progeny Cases [Member] | Engle Progeny Trial Results [Member]
Number of verdicts returned since Florida Supreme Court Engle decision	18
Number of verdicts returned since Florida Supreme Court Engle decision, in favor of plaintiffs	9
Number of verdicts returned since Florida Supreme Court Engle decision, in favor of defendants	9
Engle Progeny cases concluded	5
Smoking and Health Class Actions and Aggregated Claims Litigation [Member] | Florida/Engle [Member]
Appeals Bond Posted By PM USA	$ 100,000,000
Loss Contingency Damages Recorded Excluding Interest					500,000,000
Loss Contingency, Damages Paid		2,964,685
Punitive Damages Jury Award Total All Defendants	145,000,000,000
Punitive Damages Jury Award Allocation Amount PM USA	74,000,000,000
Amounts placed in escrow					500,000,000
Amounts placed in escrow, additional					1,200,000,000
Amounts placed in escrow, returned			1,200,000,000
Appeals Bond Discharged			100,000,000
Compensatory Reduced Jury Award Total				6,900,000
Florida Bond Cap	$ 200,000,000
State Court [Member]
Loss contingency pending claims number not included	3,288
Federal Court [Member]
Loss contingency pending claims number not included	3,940

Contingencies (Scott Class Action) (Details) (Smoking and Health Class Actions and Aggregated Claims Litigation [Member], Louisiana/Scott [Member], USD $)	0 Months Ended	12 Months Ended
	Feb. 15, 2007	Dec. 31, 2010	Dec. 31, 2008
Compensatory Damages Jury Award Total Excluding Interest		$ 590,000,000
Loss Contingency, Period of Occurrence		May 2004
Appeals bond set by court for all defendants, collectively		50,000,000
Appeals Bond Posted All Defendants		50,000,000
Appeals Bond Posted By PM USA		12,500,000
Loss Contingency, Subsequent Period of Occurrence		February 2007
Compensatory Damages Court Ordered Reduction		312,000,000
Amount prejudgment interest vacated	444,000,000
Plaintiff motion for Judgment Award, excluding interest			279,000,000
Plaintiff Motion for revised Judgment Award, excluding interest			280,000,000
Plaintiff motion for revised Judgment Reduced Award, excluding interest			264,000,000
Court Ordered Deposit Excluding Interest All Defendants			263,532,762
Court of Appeals reduced award amount		241,000,000
Approximate Interest since final judgment		32,000,000
Post Judgment Interest Disallowed		80,000,000
Loss Contingency Damages Recorded Excluding Interest		26,000,000
Approximate Interest Recorded since final judgment		$ 3,400,000

Contingencies (Smoking and Health Class Actions) (Details) (Smoking and Health Class Actions and Aggregated Claims Litigation [Member])	Dec. 31, 2010
Smoking and Health Class certifications denied or reversed	58

Contingencies (Health Care Cost Recovery Litigation) (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Fair and Equitable Tobacco Reform Act of 2004 [Member] | State Settlements Agreements [Member] | Health Care Cost Recovery Actions [Member]
Aggregate Amount Recorded in Cost of Sales Related to State Settlement Agreements and FETRA	$ 4,800,000,000	$ 5,000,000,000
New York Blue Cross Blue Shield [Member] | Health Care Cost Recovery Actions [Member]
Loss Contingency, Period of Occurrence	March 1999
Verdict Against Defendants Total Damages Reversed	17,800,000
Amount of Verdict Against PM USA Reversed	6,800,000
Date of Verdict Reversal	February 2005
State Settlements Agreements [Member]
State Settlement Agreements Annual Payments	9,400,000,000
State Settlement Agreements Attorney Fees Annual Cap	$ 500,000,000
State Settlements Agreements [Member] | Health Care Cost Recovery Actions [Member]
Loss Contingency, Period of Occurrence	November 1998
MSA NPM Arbitration Agreement [Member] | Health Care Cost Recovery Actions [Member]
Loss Contingency, Period of Occurrence	January 30, 2009
Partial Liability Reduction Percentage for 2003 NPM Adjustment for States that Are Party to Agreement re: Arbitration	20.00%

Contingencies (NPM Adjustment Calculation) (Details) (USD $) In Millions	12 Months Ended
Dec. 31, 2010
Year NPM Adjustment Calculated 2003 [member] | Year NPM Adjustment May Be Deducted 2006 [member]
PM USA's Approximate Share of Disputed NPM Adjustment	$ 337
Year NPM Adjustment Calculated 2004 [member] | Year NPM Adjustment May Be Deducted 2007 [member]
PM USA's Approximate Share of Disputed NPM Adjustment	388
Year NPM Adjustment Calculated 2005 [member] | Year NPM Adjustment May Be Deducted 2008 [member]
PM USA's Approximate Share of Disputed NPM Adjustment	181
Year NPM Adjustment Calculated 2006 [member] | Year NPM Adjustment May Be Deducted 2009 [member]
PM USA's Approximate Share of Disputed NPM Adjustment	156
Year NPM Adjustment Calculated 2007 [member] | Year NPM Adjustment May Be Deducted 2010 [member]
PM USA's Approximate Share of Disputed NPM Adjustment	209
Year NPM Adjustment Calculated 2008 [member] | Year NPM Adjustment May Be Deducted 2011 [member]
PM USA's Approximate Share of Disputed NPM Adjustment	266
Year NPM Adjustment Calculated 2009 [member] | Year NPM Adjustment May Be Deducted 2012 [member]
PM USA's Approximate Share of Disputed NPM Adjustment	$ 202

Contingencies (Federal Government's Lawsuit) (Details) (Federal Government's Lawsuit [Member], Health Care Cost Recovery Litigation [Member], USD $) In Billions, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Loss Contingency, Period of Occurrence	August 2006
Amount Of Alleged Annual Costs Health Care Programs	$ 20
Amount Of Disgorgement Of Profits Requested In Federal Government Lawsuit	280
Final Damages Imposed by Court	0
Proposed Final Judgment	14
Fund For National Smoking Cessation Program	10
Fund For Public Education And Counter-marketing Campaign	$ 4

Contingencies (Other Litigation Matters) (Details) (Illinois Price [Member], Lights/Ultra Lights Class Actions [Member], USD $)	12 Months Ended
Dec. 31, 2010
Loss Contingency, Period of Occurrence	March 2003
Compensatory Damages Jury Award Total	$ 7,100,000,000
Punitive Damages Jury Award Total All Defendants	$ 3,000,000,000
Loss Contingency, Reversal of Judgment Date	December 2005

Contingencies (Certain Other Actions) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010 Hill [Member]	Dec. 31, 2010 Michelle Antinori [Member]	Dec. 31, 2010 Performance Guarantee [Member]	Dec. 31, 2006 LILO and SILO Transactions 1996-1999 [Member]	Dec. 31, 2010 LILO and SILO Transactions 2000-2003 [Member]	Dec. 31, 2010 LILO and SILO Transactions 2004-2010 [Member]
Settlement offer paid	$ 5
Contested Taxes and Interest Paid for Tax Examination				150	945
Taxes and Interest Paid for Tax Examination Contested Payment Date					July 2010
Potential disallowance of federal income tax deductions						900
Portion of PMCC Net Finance Assets that are LILO / SILO Leveraged Leases						41.00%
Contingent Liability Related To Performance Surety Bonds			24
UST Ownership Interest Percent In Michelle Antinori		85.00%
Noncontrolling Interest Percent Held By Antinori California		15.00%
Put Arrangement Value Antinori California		$ 27

Condensed Consolidating Financial Information (Condensed Consolidated Balance Sheets) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Consumer products
Cash and cash equivalents	$ 2,314	$ 1,871	$ 7,916	$ 4,842
Receivables, net	85	96
Inventories:
Leaf tobacco	960	993
Other raw materials	160	157
Work in process	299	293
Finished product	384	367
Inventory, net	1,803	1,810
Deferred income taxes	1,165	1,336
Other current assets	614	660
Total current assets	5,981	5,773
Property, plant and equipment, at cost	5,150	6,144
Less accumulated depreciation	2,770	3,460
Property, plant and equipment, net	2,380	2,684
Goodwill	5,174	5,174	77
Other intangible assets, net	12,118	12,138
Investment in SABMiller	5,367	4,980
Other assets	1,851	1,097
Total consumer products assets	32,871	31,846
Financial services
Finance assets, net	4,502	4,803
Other assets	29	28
Total financial services assets	4,531	4,831
Total Assets	37,402	36,677
Consumer products
Short-term borrowing	0	0
Current portion of long-term debt		775
Accounts payable	529	494
Accrued liabilities:
Marketing	447	467
Taxes, except income taxes	231	318
Employment costs	232	239
Settlement charges	3,535	3,635
Other	1,069	1,354
Dividends payable	797	710
Total current liabilities	6,840	7,992
Long-term debt	12,194	11,185
Deferred income taxes	4,618	4,383
Accrued pension costs	1,191	1,157
Accrued postretirement health care costs	2,402	2,326
Other liabilities	949	1,248
Total consumer products liabilities	28,194	28,291
Financial services
Deferred income taxes	3,880	4,180
Other liabilities	101	102
Total financial services liabilities	3,981	4,282
Total liabilities	32,175	32,573
Contingencies
Redeemable noncontrolling interest	32	32
STOCKHOLDERS' EQUITY
Common stock	935	935
Additional paid-in capital	5,751	5,997
Earnings reinvested in the business	23,459	22,599
Accumulated other comprehensive losses	(1,484)	(1,561)
Cost of repurchased stock (717,221,651 shares in 2010 and 729,932,673 shares in 2009)	(23,469)	(23,901)
Total stockholders' equity attributable to Altria Group, Inc.	5,192	4,069
Noncontrolling interests	3	3
Total stockholders equity	5,195	4,072	2,828	19,320
Total Liabilities and Stockholders' Equity	37,402	36,677
Altria Group, Inc. [Member]
Consumer products
Cash and cash equivalents	2,298	1,862	7,910	4,835
Receivables, net	1	3
Inventories:
Due From Altria Group, Inc. and subsidiaries	429	1,436
Deferred income taxes	18	27
Other current assets	64	188
Total current assets	2,810	3,516
Property, plant and equipment, at cost	2	2
Less accumulated depreciation	2	2
Investment in SABMiller	5,367	4,980
Investment in consolidated subsidiaries	7,561	5,589
Due from Altria Group, Inc. and subsidiaries	6,500	8,000
Other assets	1,511	774
Total consumer products assets	23,749	22,859
Financial services
Total Assets	23,749	22,859
Consumer products
Current portion of long-term debt		775
Accounts payable		1
Accrued liabilities:
Employment costs	30	29
Other	312	270
Dividends payable	797	710
Due to Altria Group, Inc. and subsidiaries	3,674	4,341
Total current liabilities	4,813	6,126
Long-term debt	11,295	10,287
Deferred income taxes	1,800	1,579
Accrued pension costs	204	194
Other liabilities	445	604
Total consumer products liabilities	18,557	18,790
Financial services
Total liabilities	18,557	18,790
Contingencies
STOCKHOLDERS' EQUITY
Common stock	935	935
Additional paid-in capital	5,751	5,997
Earnings reinvested in the business	23,459	22,599
Accumulated other comprehensive losses	(1,484)	(1,561)
Cost of repurchased stock (717,221,651 shares in 2010 and 729,932,673 shares in 2009)	(23,469)	(23,901)
Total stockholders' equity attributable to Altria Group, Inc.	5,192	4,069
Total stockholders equity	5,192	4,069
Total Liabilities and Stockholders' Equity	23,749	22,859
P.M. U.S.A. [Member]
Consumer products
Cash and cash equivalents			1	1
Receivables, net	9	13
Inventories:
Leaf tobacco	594	632
Other raw materials	121	120
Work in process		4
Finished product	145	136
Inventory, net	860	892
Due From Altria Group, Inc. and subsidiaries	2,902	3,633
Deferred income taxes	1,190	1,250
Other current assets	420	349
Total current assets	5,381	6,137
Property, plant and equipment, at cost	3,749	4,811
Less accumulated depreciation	2,343	3,054
Property, plant and equipment, net	1,406	1,757
Other intangible assets, net	2	272
Investment in consolidated subsidiaries	325
Other assets	680	122
Total consumer products assets	7,794	8,288
Financial services
Total Assets	7,794	8,288
Consumer products
Current portion of long-term debt
Accounts payable	215	202
Accrued liabilities:
Marketing	347	415
Taxes, except income taxes	212	298
Employment costs	18	19
Settlement charges	3,531	3,632
Other	467	728
Due to Altria Group, Inc. and subsidiaries	454	241
Total current liabilities	5,244	5,535
Deferred income taxes		111
Accrued postretirement health care costs	1,500	1,519
Other liabilities	335	453
Total consumer products liabilities	7,079	7,618
Financial services
Total liabilities	7,079	7,618
Contingencies
STOCKHOLDERS' EQUITY
Additional paid-in capital	408	408
Earnings reinvested in the business	583	553
Accumulated other comprehensive losses	(276)	(291)
Total stockholders' equity attributable to Altria Group, Inc.	715	670
Total stockholders equity	715	670
Total Liabilities and Stockholders' Equity	7,794	8,288
Non-Guarantor Subs [Member]
Consumer products
Cash and cash equivalents	16	9	5	6
Receivables, net	75	80
Inventories:
Leaf tobacco	366	361
Other raw materials	39	37
Work in process	299	289
Finished product	239	231
Inventory, net	943	918
Due From Altria Group, Inc. and subsidiaries	1,556	1,138
Deferred income taxes		59
Other current assets	130	123
Total current assets	2,720	2,327
Property, plant and equipment, at cost	1,399	1,331
Less accumulated depreciation	425	404
Property, plant and equipment, net	974	927
Goodwill	5,174	5,174
Other intangible assets, net	12,116	11,866
Other assets	98	201
Total consumer products assets	21,082	20,495
Financial services
Finance assets, net	4,502	4,803
Due from Altria Group, Inc. and subsidiaries	690	603
Other assets	29	28
Total financial services assets	5,221	5,434
Total Assets	26,303	25,929
Consumer products
Current portion of long-term debt
Accounts payable	314	291
Accrued liabilities:
Marketing	100	52
Taxes, except income taxes	19	20
Employment costs	184	191
Settlement charges	4	3
Other	333	356
Due to Altria Group, Inc. and subsidiaries	1,449	2,228
Total current liabilities	2,403	3,141
Long-term debt	899	898
Deferred income taxes	3,256	2,693
Accrued pension costs	987	963
Accrued postretirement health care costs	902	807
Due to Altria Group, Inc. and subsidiaries	6,500	8,000
Other liabilities	169	191
Total consumer products liabilities	15,116	16,693
Financial services
Deferred income taxes	3,880	4,180
Other liabilities	101	102
Total financial services liabilities	3,981	4,282
Total liabilities	19,097	20,975
Contingencies
Redeemable noncontrolling interest	32	32
STOCKHOLDERS' EQUITY
Common stock	9	9
Additional paid-in capital	8,217	6,349
Earnings reinvested in the business	385	26
Accumulated other comprehensive losses	(1,440)	(1,465)
Total stockholders' equity attributable to Altria Group, Inc.	7,171	4,919
Noncontrolling interests	3	3
Total stockholders equity	7,174	4,922
Total Liabilities and Stockholders' Equity	26,303	25,929
Total Consolidating Adjustments [Member]
Consumer products
Cash and cash equivalents
Inventories:
Due From Altria Group, Inc. and subsidiaries	(4,887)	(6,207)
Deferred income taxes	(43)
Total current assets	(4,930)	(6,207)
Investment in consolidated subsidiaries	(7,886)	(5,589)
Due from Altria Group, Inc. and subsidiaries	(6,500)	(8,000)
Other assets	(438)
Total consumer products assets	(19,754)	(19,796)
Financial services
Due from Altria Group, Inc. and subsidiaries	(690)	(603)
Total financial services assets	(690)	(603)
Total Assets	(20,444)	(20,399)
Consumer products
Current portion of long-term debt
Accounts payable
Accrued liabilities:
Other	(43)
Due to Altria Group, Inc. and subsidiaries	(5,577)	(6,810)
Total current liabilities	(5,620)	(6,810)
Deferred income taxes	(438)
Due to Altria Group, Inc. and subsidiaries	(6,500)	(8,000)
Total consumer products liabilities	(12,558)	(14,810)
Financial services
Total liabilities	(12,558)	(14,810)
Contingencies
STOCKHOLDERS' EQUITY
Common stock	(9)	(9)
Additional paid-in capital	(8,625)	(6,757)
Earnings reinvested in the business	(968)	(579)
Accumulated other comprehensive losses	1,716	1,756
Total stockholders' equity attributable to Altria Group, Inc.	(7,886)	(5,589)
Total stockholders equity	(7,886)	(5,589)
Total Liabilities and Stockholders' Equity	(20,444)	(20,399)
Consolidated [Member]
Consumer products
Cash and cash equivalents	2,314	1,871	7,916	4,842
Receivables, net	85	96
Inventories:
Leaf tobacco	960	993
Other raw materials	160	157
Work in process	299	293
Finished product	384	367
Inventory, net	1,803	1,810
Deferred income taxes	1,165	1,336
Other current assets	614	660
Total current assets	5,981	5,773
Property, plant and equipment, at cost	5,150	6,144
Less accumulated depreciation	2,770	3,460
Property, plant and equipment, net	2,380	2,684
Goodwill	5,174	5,174
Other intangible assets, net	12,118	12,138
Investment in SABMiller	5,367	4,980
Other assets	1,851	1,097
Total consumer products assets	32,871	31,846
Financial services
Finance assets, net	4,502	4,803
Other assets	29	28
Total financial services assets	4,531	4,831
Total Assets	37,402	36,677
Consumer products
Current portion of long-term debt		775
Accounts payable	529	494
Accrued liabilities:
Marketing	447	467
Taxes, except income taxes	231	318
Employment costs	232	239
Settlement charges	3,535	3,635
Other	1,069	1,354
Dividends payable	797	710
Total current liabilities	6,840	7,992
Long-term debt	12,194	11,185
Deferred income taxes	4,618	4,383
Accrued pension costs	1,191	1,157
Accrued postretirement health care costs	2,402	2,326
Other liabilities	949	1,248
Total consumer products liabilities	28,194	28,291
Financial services
Deferred income taxes	3,880	4,180
Other liabilities	101	102
Total financial services liabilities	3,981	4,282
Total liabilities	32,175	32,573
Contingencies
Redeemable noncontrolling interest	32	32
STOCKHOLDERS' EQUITY
Common stock	935	935
Additional paid-in capital	5,751	5,997
Earnings reinvested in the business	23,459	22,599
Accumulated other comprehensive losses	(1,484)	(1,561)
Cost of repurchased stock (717,221,651 shares in 2010 and 729,932,673 shares in 2009)	(23,469)	(23,901)
Total stockholders' equity attributable to Altria Group, Inc.	5,192	4,069
Noncontrolling interests	3	3
Total stockholders equity	5,195	4,072
Total Liabilities and Stockholders' Equity	$ 37,402	$ 36,677

Condensed Consolidating Financial Information (Condensed Consolidated Statements of Earnings) (Details) (USD $) In Millions	3 Months Ended									12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Mar. 31, 2008	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net revenues	$ 5,927	$ 6,402	$ 6,274	$ 5,760	$ 6,014	$ 6,300	$ 6,719	$ 4,523		$ 24,363	$ 23,556	$ 19,356
Cost of sales										7,704	7,990	8,270
Excise taxes on products										7,471	6,732	3,399
Gross profit	2,254	2,476	2,374	2,084	2,051	2,285	2,456	2,042		9,188	8,834	7,687
Marketing, administration and research costs										2,735	2,843	2,753
Reduction of Kraft Foods Inc. and PMI tax-related receivables										169	88
Asset impairment and exit costs	5	3	21	7	122	133	38	128		36	421	449
(Gain) loss on sale of corporate headquarters building												(404)
Amortization of intangibles										20	20	7
Operating (expense) income										6,228	5,462	4,882
Interest and other debt expense, net										1,133	1,185	167
Loss on early extinguishment of debt									393			(393)
Earnings from equity investment in SABMiller										(628)	(600)	(467)
(Loss) earnings before income taxes and equity earnings of subsidiaries										5,723	4,877	4,789
(Benefit) provision for income taxes										1,816	1,669	1,699
Earnings (loss) from continuing operations										3,907	3,208	3,090
Earnings from discontinued operations, net of income taxes												1,901
Net earnings	920	1,131	1,043	813	726	882	1,011	589		3,907	3,208	4,991
Net earnings attributable to noncontrolling interests	1		1		1		1			(2)	(2)	(61)
Net earnings attributable to Altria Group, Inc.	919	1,131	1,042	813	725	882	1,010	589		3,905	3,206	4,930
Altria Group, Inc. [Member]
Net revenues
Marketing, administration and research costs										147	234	184
Reduction of Kraft Foods Inc. and PMI tax-related receivables										169	88
Asset impairment and exit costs												74
(Gain) loss on sale of corporate headquarters building												(407)
Operating (expense) income										(316)	(322)	149
Interest and other debt expense, net										549	579	323
Loss on early extinguishment of debt												386
Earnings from equity investment in SABMiller										(628)	(600)	(467)
(Loss) earnings before income taxes and equity earnings of subsidiaries										(237)	(301)	(93)
(Benefit) provision for income taxes										(329)	(313)	(130)
Equity earnings from subsidiaries										3,813	3,194	4,893
Earnings (loss) from continuing operations												4,930
Net earnings										3,905	3,206	4,930
Net earnings attributable to Altria Group, Inc.										3,905	3,206	4,930
P.M. U.S.A. [Member]
Net revenues										21,580	20,922	18,753
Cost of sales										6,990	7,332	8,172
Excise taxes on products										7,136	6,465	3,338
Gross profit										7,454	7,125	7,243
Marketing, administration and research costs										2,280	2,180	2,449
Asset impairment and exit costs										24	142	97
Amortization of intangibles											11
Operating (expense) income										5,150	4,792	4,697
Interest and other debt expense, net										2	(3)	(274)
(Loss) earnings before income taxes and equity earnings of subsidiaries										5,148	4,795	4,971
(Benefit) provision for income taxes										1,864	1,882	1,838
Equity earnings from subsidiaries										46
Earnings (loss) from continuing operations												3,133
Net earnings										3,330	2,913	3,133
Net earnings attributable to Altria Group, Inc.										3,330	2,913	3,133
Non-Guarantor Subs [Member]
Net revenues										2,809	2,634	603
Cost of sales										740	658	98
Excise taxes on products										335	267	61
Gross profit										1,734	1,709	444
Marketing, administration and research costs										308	429	120
Asset impairment and exit costs										12	279	278
(Gain) loss on sale of corporate headquarters building												3
Amortization of intangibles										20	9	7
Operating (expense) income										1,394	992	36
Interest and other debt expense, net										582	609	118
Loss on early extinguishment of debt												7
(Loss) earnings before income taxes and equity earnings of subsidiaries										812	383	(89)
(Benefit) provision for income taxes										281	100	(9)
Earnings (loss) from continuing operations												(80)
Earnings from discontinued operations, net of income taxes												1,901
Net earnings										531	283	1,821
Net earnings attributable to noncontrolling interests										(2)	(2)	(61)
Net earnings attributable to Altria Group, Inc.										529	281	1,760
Total Consolidating Adjustments [Member]
Net revenues										(26)
Cost of sales										(26)
Equity earnings from subsidiaries										(3,859)	(3,194)	(4,893)
Earnings (loss) from continuing operations												(4,893)
Net earnings										(3,859)	(3,194)	(4,893)
Net earnings attributable to Altria Group, Inc.										(3,859)	(3,194)	(4,893)
Consolidated [Member]
Net revenues										24,363	23,556	19,356
Cost of sales										7,704	7,990	8,270
Excise taxes on products										7,471	6,732	3,399
Gross profit										9,188	8,834	7,687
Marketing, administration and research costs										2,735	2,843	2,753
Reduction of Kraft Foods Inc. and PMI tax-related receivables										169	88
Asset impairment and exit costs										36	421	449
(Gain) loss on sale of corporate headquarters building												(404)
Amortization of intangibles										20	20	7
Operating (expense) income										6,228	5,462	4,882
Interest and other debt expense, net										1,133	1,185	167
Loss on early extinguishment of debt												393
Earnings from equity investment in SABMiller										(628)	(600)	(467)
(Loss) earnings before income taxes and equity earnings of subsidiaries										5,723	4,877	4,789
(Benefit) provision for income taxes										1,816	1,669	1,699
Earnings (loss) from continuing operations												3,090
Earnings from discontinued operations, net of income taxes												1,901
Net earnings										3,907	3,208	4,991
Net earnings attributable to noncontrolling interests										(2)	(2)	(61)
Net earnings attributable to Altria Group, Inc.										$ 3,905	$ 3,206	$ 4,930

Condensed Consolidating Financial Information (Condensed Consolidated Statements of Cash Flows) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net cash (used in) provided by operating activities, continuing operations	$ 2,767	$ 3,443	$ 3,215
Net cash provided by operating activities, discontinued operations			1,666
Net cash (used in) provided by operating activities	2,767	3,443	4,881
Consumer products
Capital expenditures	(168)	(273)	(241)
Acquisition of UST, net of acquired cash		(10,244)
Other	115	(31)	110
Financial services
Net cash (used in) provided by investing activities, continuing operations	259	(9,764)	796
Net cash used in investing activities, discontinued operations			(317)
Net cash (used in) provided by investing activities	259	(9,764)	479
Consumer products
Net repayment of short-term borrowings		(205)
Long-term debt issued	1,007	4,221	6,738
Long-term debt repaid	(775)	(375)	(4,057)
Financial services
Long-term debt repaid		(500)
Repurchase of common stock			(1,166)
Dividends paid on common stock	(2,958)	(2,693)	(4,428)
Issuance of common stock	104	89	89
PMI dividends paid to Altria Group, Inc.			3,019
Tender and consent fees related to the early extinguishment of debt			(371)
Changes in amounts due to/from PMI			(664)
Financing fees and debt issuance costs	(6)	(177)	(93)
Other	45	(84)	(4)
Net cash provided by (used in) financing activities, continuing operations	(2,583)	276	(937)
Net cash used in financing activities, discontinued operations			(1,648)
Net cash (used in) provided by financing activities	(2,583)	276	(2,585)
Effect of exchange rate changes on cash and cash equivalents:
Discontinued operations			(126)
Cash and cash equivalents, continuing operations:
(Decrease) increase	443	(6,045)	3,074
Balance at beginning of year	1,871	7,916	4,842
Balance at end of year	2,314	1,871	7,916
Altria Group, Inc. [Member]
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net cash (used in) provided by operating activities, continuing operations			(242)
Net cash (used in) provided by operating activities	(712)	(10)	(242)
Consumer products
Proceeds from sale of corporate headquarters building			525
Changes in amounts due to/from Altria Group and subsidiaries		(6,000)	(7,558)
Financial services
Net cash (used in) provided by investing activities, continuing operations			(7,033)
Net cash (used in) provided by investing activities		(6,000)	(7,033)
Consumer products
Long-term debt issued	1,007	4,221	6,738
Long-term debt repaid	(775)		(2,499)
Financial services
Repurchase of common stock			(1,166)
Dividends paid on common stock	(2,958)	(2,693)	(4,428)
Issuance of common stock	104	89	89
PMI dividends paid to Altria Group, Inc.			3,019
Tender and consent fees related to the early extinguishment of debt			(368)
Changes in amounts due to/from PMI			(664)
Changes in amounts due to/from Altria Group, Inc. and subsidiaries	279	(5,227)	10
Financing fees and debt issuance costs	(6)	(177)	(93)
Cash dividends received from/ (paid) by subsidiaries	3,438	3,711	9,662
Other	59	38	50
Net cash provided by (used in) financing activities, continuing operations			10,350
Net cash (used in) provided by financing activities	1,148	(38)	10,350
Cash and cash equivalents, continuing operations:
(Decrease) increase	436	(6,048)	3,075
Balance at beginning of year	1,862	7,910	4,835
Balance at end of year	2,298	1,862	7,910
P.M. U.S.A. [Member]
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net cash (used in) provided by operating activities, continuing operations			3,499
Net cash (used in) provided by operating activities	2,993	3,496	3,499
Consumer products
Capital expenditures	(54)	(149)	(220)
Changes in amounts due to/from Altria Group and subsidiaries			6,000
Other	3	(4)	2
Financial services
Net cash (used in) provided by investing activities, continuing operations			5,782
Net cash (used in) provided by investing activities	(51)	(153)	5,782
Consumer products
Long-term debt repaid		(135)
Financial services
Changes in amounts due to/from Altria Group, Inc. and subsidiaries	325	423	347
Cash dividends received from/ (paid) by subsidiaries	(3,259)	(3,575)	(9,565)
Other	(8)	(57)	(63)
Net cash provided by (used in) financing activities, continuing operations			(9,281)
Net cash (used in) provided by financing activities	(2,942)	(3,344)	(9,281)
Cash and cash equivalents, continuing operations:
(Decrease) increase		(1)
Balance at beginning of year		1	1
Balance at end of year			1
Non-Guarantor Subs [Member]
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net cash (used in) provided by operating activities, continuing operations			(42)
Net cash provided by operating activities, discontinued operations			1,666
Net cash (used in) provided by operating activities	486	(43)	1,624
Consumer products
Capital expenditures	(114)	(124)	(21)
Acquisition of UST, net of acquired cash		(10,244)
Changes in amounts due to/from Altria Group and subsidiaries		6,000	1,558
Other	112	(27)	108
Financial services
Investment in finance assets		(9)	(1)
Proceeds from finance assets	312	793	403
Net cash (used in) provided by investing activities, continuing operations			2,047
Net cash used in investing activities, discontinued operations			(317)
Net cash (used in) provided by investing activities	310	(3,611)	1,730
Consumer products
Net repayment of short-term borrowings		(205)
Long-term debt repaid		(240)	(1,558)
Financial services
Long-term debt repaid		(500)
Tender and consent fees related to the early extinguishment of debt			(3)
Changes in amounts due to/from Altria Group, Inc. and subsidiaries	(604)	4,804	(357)
Cash dividends received from/ (paid) by subsidiaries	(179)	(136)	(97)
Other	(6)	(65)	9
Net cash provided by (used in) financing activities, continuing operations			(2,006)
Net cash used in financing activities, discontinued operations			(1,648)
Net cash (used in) provided by financing activities	(789)	3,658	(3,654)
Effect of exchange rate changes on cash and cash equivalents:
Discontinued operations			(126)
Cash and cash equivalents, continuing operations:
(Decrease) increase	7	4	(1)
Balance at beginning of year	9	5	6
Balance at end of year	16	9	5
Total Consolidating Adjustments [Member]
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net cash (used in) provided by operating activities, continuing operations
Net cash (used in) provided by operating activities
Cash and cash equivalents, continuing operations:
(Decrease) increase
Balance at beginning of year
Balance at end of year
Consolidated [Member]
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net cash (used in) provided by operating activities, continuing operations			3,215
Net cash provided by operating activities, discontinued operations			1,666
Net cash (used in) provided by operating activities	2,767	3,443	4,881
Consumer products
Capital expenditures	(168)	(273)	(241)
Proceeds from sale of corporate headquarters building			525
Acquisition of UST, net of acquired cash		(10,244)
Other	115	(31)	110
Financial services
Investment in finance assets		(9)	(1)
Proceeds from finance assets	312	793	403
Net cash (used in) provided by investing activities, continuing operations			796
Net cash used in investing activities, discontinued operations			(317)
Net cash (used in) provided by investing activities	259	(9,764)	479
Consumer products
Net repayment of short-term borrowings		(205)
Long-term debt issued	1,007	4,221	6,738
Long-term debt repaid	(775)	(375)	(4,057)
Financial services
Long-term debt repaid		(500)
Repurchase of common stock			(1,166)
Dividends paid on common stock	(2,958)	(2,693)	(4,428)
Issuance of common stock	104	89	89
PMI dividends paid to Altria Group, Inc.			3,019
Tender and consent fees related to the early extinguishment of debt			(371)
Changes in amounts due to/from PMI			(664)
Financing fees and debt issuance costs	(6)	(177)	(93)
Other	45	(84)	(4)
Net cash provided by (used in) financing activities, continuing operations			(937)
Net cash used in financing activities, discontinued operations			(1,648)
Net cash (used in) provided by financing activities	(2,583)	276	(2,585)
Effect of exchange rate changes on cash and cash equivalents:
Discontinued operations			(126)
Cash and cash equivalents, continuing operations:
(Decrease) increase	443	(6,045)	3,074
Balance at beginning of year	1,871	7,916	4,842
Balance at end of year	$ 2,314	$ 1,871	$ 7,916

Quarterly Financial Data (Unaudited) (Schedule of Quarterly Financial Data) (Details) (USD $) In Millions, except Per Share data	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Quarterly Financial Data
Net revenues	$ 5,927	$ 6,402	$ 6,274	$ 5,760	$ 6,014	$ 6,300	$ 6,719	$ 4,523	$ 24,363	$ 23,556	$ 19,356
Gross profit	2,254	2,476	2,374	2,084	2,051	2,285	2,456	2,042	9,188	8,834	7,687
Net earnings	920	1,131	1,043	813	726	882	1,011	589	3,907	3,208	4,991
Net earnings attributable to noncontrolling interests	(1)		(1)		(1)		(1)		2	2	61
Net earnings attributable to Altria Group, Inc.	$ 919	$ 1,131	$ 1,042	$ 813	$ 725	$ 882	$ 1,010	$ 589	$ 3,905	$ 3,206	$ 4,930
Basic EPS attributable to Altria Group, Inc.	$ 0.44	$ 0.54	$ 0.5	$ 0.39	$ 0.35	$ 0.43	$ 0.49	$ 0.28	$ 1.87	$ 1.55	$ 2.37
Diluted EPS attributable to Altria Group, Inc.	$ 0.44	$ 0.54	$ 0.5	$ 0.39	$ 0.35	$ 0.42	$ 0.49	$ 0.28	$ 1.87	$ 1.54	$ 2.36
Dividends declared	$ 0.38	$ 0.38	$ 0.35	$ 0.35	$ 0.34	$ 0.34	$ 0.32	$ 0.32
Market price - high	$ 26.22	$ 24.39	$ 21.91	$ 20.86	$ 20.47	$ 18.7	$ 17.62	$ 17.63
Market price - low	$ 23.66	$ 19.89	$ 19.2	$ 19.14	$ 17.28	$ 16.1	$ 15.76	$ 14.5

Quarterly Financial Data (Unaudited) (Schedule of Pre-Tax Charges or (Gains) Included in Net Earnings Attributable to Altria group, Inc.) (Details) (USD $) In Millions	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Quarterly Financial Data
Asset impairment and exit costs	$ 5	$ 3	$ 21	$ 7	$ 122	$ 133	$ 38	$ 128	$ 36	$ 421	$ 449
Implementation and integration costs	9	24	29	33	60	50	50	37
UST acquisition-related transaction costs	7	5	5	5	9	7	7	164		60
PMCC increase in allowance for losses							15
SABMiller special items	22	21	47	17	10	38	(63)
Pre-tax charges (gains) included in net earnings	$ 43	$ 53	$ 102	$ 62	$ 201	$ 228	$ 47	$ 329

Valuation and Qualifying Accounts (Schedule of Valuation and Qualifying Accounts) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Balance at Beginning of Period	$ 50		$ 7		$ 5
Charged to Costs and Expenses	692		697		498
Charged to Other Accounts		[1]	15	[1]		[1]
Deductions	696	[2]	669	[2]	496	[2]
Balance at End of Period	46		50		7
Allowance for Discounts [Member]
Balance at Beginning of Period
Charged to Costs and Expenses	606		593		492
Charged to Other Accounts		[1]		[1]		[1]
Deductions	606	[2]	593	[2]	492	[2]
Balance at End of Period
Allowance for Doubtful Accounts [Member]
Balance at Beginning of Period	3		3		3
Charged to Costs and Expenses
Charged to Other Accounts		[1]		[1]		[1]
Deductions	3	[2]		[2]		[2]
Balance at End of Period			3		3
Allowance for Returned Goods [Member]
Balance at Beginning of Period	47		4		2
Charged to Costs and Expenses	86		104		6
Charged to Other Accounts		[1]	15	[1]		[1]
Deductions	87	[2]	76	[2]	4	[2]
Balance at End of Period	46		47		4
Allowance for Losses [Member]
Balance at Beginning of Period	266		304		204
Charged to Costs and Expenses			15		100
Charged to Other Accounts		[1]		[1]		[1]
Deductions	64	[2]	53	[2]		[2]
Balance at End of Period	$ 202		$ 266		$ 304

[1]	Related to the acquisition of UST LLC
[2]	Represents charges for which allowances were created